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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2013 through February 28, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                     Pioneer Global
                     Equity Fund

--------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2014
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A   GLOSX
                     Class B   GBSLX
                     Class C   GCSLX
                     Class Y   PGSYX

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         24

Notes to Financial Statements                                                32

Approval of Investment Advisory Agreement                                    44

Trustees, Officers and Service Providers                                     48

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

In the following interview, Marco Pirondini, Head of Equities, U.S., at Pioneer and a portfolio manager of Pioneer Global Equity Fund, discusses the factors that influenced the Fund's performance during the six-month period ended February, 28, 2014. Mr. Pirondini and David Glazer, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2014?

A Pioneer Global Equity Fund's Class A shares returned 17.96% at net asset value during the six-month period ended February 28, 2014, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World ND Index(1), returned 14.67%. During the same period, the average return of the 1,120 mutual funds in Morningstar's World Stock Funds category was 14.92%, and the average return of the 71 mutual funds in Lipper's Large Cap Core Fund category was 14.32%.

Q How would you characterize the global equity markets during the six-month period ended February 24, 2014?

A The past six months were initially characterized, back in September and October of 2013, by heightened political risk as the U.S. Congress and the Obama administration once again wrangled over budgetary matters, an impasse which resulted in a temporary government shutdown in October. In addition, the Federal Reserve's (the Fed's) initial communications during May of 2013 regarding the potential tapering of the U.S. central bank's monthly asset purchases (known as quantitative easing, or QE) were not well received by financial markets. Following the resolution of the U.S. budget crisis, however, additional signs that the pace of domestic economic growth was accelerating provided a very strong boost to equity markets, and U.S. stocks generally performed very well over the full six-month period. In addition, late in the fourth quarter of 2013, the Fed was able to more successfully articulate its strategy regarding both QE tapering and future interest-rate policy, and the announcement was well received by investors.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

    Internationally, we saw indications of economic improvement in Europe, where signs of growth began to appear. Additionally, bond prices for "peripheral" European countries displayed incremental recovery, providing a lift for those economies. Japan also benefited from the easing of monetary policy by the Bank of Japan, though Japanese stocks gave back some gains toward the end of the six-month period. The emerging markets continued to struggle, as many emerging economies wrestled with increasing interest rates and slowing economic growth. In addition, the QE tapering by the Fed, which translates into less "easy" money for investors to park in the emerging markets, had a negative effect on the emerging economies.

Q   Would you review the Fund's overall investment approach?

A When picking investments for the portfolio we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

    Finally, we attempt to assess not only the potential price gains for each stock, but also the stock's potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside, relative to their downside.

Q Which of your investment decisions had the biggest effects on the Fund's performance during the six-month period ended February 28, 2014?

A During the period, the Fund was well positioned to take advantage of positive trends in the equity markets, and both our stock selection and sector allocation decisions aided performance. With regard to sector allocation, the Fund's performance strongly benefited from a large overweight to health care as well as from an overweight to international telecommunications stocks. A portfolio underweight to the emerging markets - especially to consumer stocks - also contributed to returns.

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/14 5

    As for individual stock selection, the Fund's position in the packaged drink distributor Green Mountain Coffee Roasters was the biggest contributor to performance during the six-month period. Investors reacted positively to the news that Green Mountain had entered into an agreement with Coca-Cola to add packaged soft drinks to the company's line of coffee products. In addition, the Fund's holdings in Vodafone aided returns as the British telecommunications company was able to sell its shares in Verizon Wireless back to Verizon at a large premium. The Fund's collection of currency-hedged Japanese investments also contributed to performance.

    Stock selections that did not fare well during the period included the Fund's exposure to Samsung, which detracted from returns. The company has not performed well despite its inexpensive valuation at the time we purchased it for the portfolio. Also, the Fund's position in Sumitomo, a Japanese bank, declined in value due to the market's perception that Japan's economy may be starting to slow down.

Q   What is your outlook?

A We entered 2014 with expectations that the domestic economy would continue to grow, and at an increased pace. Though economic data releases in the first two months of the year have been less than robust, it is presumed that the slackened pace is mainly attributable to the very harsh winter weather conditions which prevailed in most of the United States.

    Outside of the U.S., two worrisome clouds for global economic growth have developed on the horizon. The first is the market's uncertainty over how well the emerging markets can deal with higher interest rates and the Fed's tapering of QE. The second is the possible negative influence the crisis in the Ukraine may have on the European economic recovery, given that Russia supplies 30% of the natural gas consumed in Europe.

    In spite of the Fed's withdrawal of QE - now well underway - the global economy continues to receive support from other central banks around the world, as many have retained monetary policies aimed at providing economic stimulus. Equity valuations, while no longer inexpensive, remain at average levels from a historical perspective. Given what we still view as a favorable investment environment for equities, we will continue to position the Fund's portfolio to take advantage of expected advances in global economic growth.

6 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Please refer to the Schedule of Investments on pages 16-23 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/14 7

Portfolio Summary | 2/28/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                18.3%
Health Care                                                               17.1%
Information Technology                                                    14.5%
Consumer Discretionary                                                    14.0%
Industrials                                                               10.8%
Energy                                                                     7.9%
Telecommunication Services                                                 7.9%
Consumer Staples                                                           5.3%
Materials                                                                  4.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                             49.8%
Japan                                                                     13.4%
Switzerland                                                                5.7%
United Kingdom                                                             5.1%
Korea, Republic Of                                                         3.3%
Ireland                                                                    2.8%
France                                                                     2.2%
Germany                                                                    1.9%
India                                                                      1.9%
Sweden                                                                     1.9%
Netherlands                                                                1.6%
United Arab Emirates                                                       1.2%
Austria                                                                    1.1%
Malaysia                                                                   1.1%
Other (individually less than 1%)                                          7.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Microsoft Corp.                                                       3.25%
--------------------------------------------------------------------------------
 2.  Nippon Telegraph & Telephone Corp.                                    3.20
--------------------------------------------------------------------------------
 3.  Novartis AG                                                           3.06
--------------------------------------------------------------------------------
 4.  American Airlines Group, Inc.                                         2.50
--------------------------------------------------------------------------------
 5.  Sumitomo Mitsui Financial Group, Inc.                                 2.11
--------------------------------------------------------------------------------
 6.  Morgan Stanley Co.                                                    2.07
--------------------------------------------------------------------------------
 7.  Exxon Mobil Corp.                                                     1.98
--------------------------------------------------------------------------------
 8.  Roche Holding AG                                                      1.69
--------------------------------------------------------------------------------
 9.  CVS Caremark Corp.                                                    1.68
--------------------------------------------------------------------------------
10.  Lyondell Basell Industries NV                                         1.63
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         2/28/14                       8/31/13
--------------------------------------------------------------------------------
           A                           $13.14                        $11.31
--------------------------------------------------------------------------------
           B                           $13.01                        $11.14
--------------------------------------------------------------------------------
           C                           $12.95                        $11.11
--------------------------------------------------------------------------------
           Y                           $13.18                        $11.37
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-2/28/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.1950                $   --           $   --
--------------------------------------------------------------------------------
           B             $0.0724                $   --           $   --
--------------------------------------------------------------------------------
           C             $0.0965                $   --           $   --
--------------------------------------------------------------------------------
           Y             $0.2539                $   --           $   --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/14 9

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  Net Asset     Public Offering
Period            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         5.57%         4.81%
5 Years           18.12         16.72
1 Year            23.99         16.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.69%          1.32%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005             $  9,425                        $ 10,000
2/28/2006              $  9,840                        $ 10,431
2/28/2007              $ 11,516                        $ 12,085
2/29/2008              $ 11,861                        $ 12,021
2/28/2009              $  6,400                        $  6,357
2/28/2010              $  9,461                        $  9,809
2/28/2011              $ 10,983                        $ 11,934
2/29/2012              $ 10,795                        $ 11,732
2/28/2013              $ 11,870                        $ 12,987
2/28/2014              $ 14,717                        $ 15,803

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         4.62%         4.62%
5 Years           17.08         17.08
1 Year            22.86         18.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                   3.24%         2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005             $ 10,000                        $ 10,000
2/28/2006              $ 10,420                        $ 10,431
2/28/2007              $ 12,087                        $ 12,085
2/29/2008              $ 12,334                        $ 12,021
2/28/2009              $  6,591                        $  6,357
2/28/2010              $  9,661                        $  9,809
2/28/2011              $ 11,114                        $ 11,934
2/29/2012              $ 10,827                        $ 11,732
2/28/2013              $ 11,803                        $ 12,987
2/28/2014              $ 14,502                        $ 15,803

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         4.62%         4.62%
5 Years           17.06         17.06
1 Year            22.87         22.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                   2.53%          2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005             $ 10,000                        $ 10,000
2/28/2006              $ 10,420                        $ 10,431
2/28/2007              $ 12,077                        $ 12,085
2/29/2008              $ 12,334                        $ 12,021
2/28/2009              $  6,599                        $  6,357
2/28/2010              $  9,667                        $  9,809
2/28/2011              $ 11,130                        $ 11,934
2/29/2012              $ 10,829                        $ 11,732
2/28/2013              $ 11,802                        $ 12,987
2/28/2014              $ 14,502                        $ 15,803

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         5.90%         5.90%
5 Years           18.74         18.74
1 Year            24.58         24.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                   1.02%         0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Global Equity Fund      MSCI World ND Index
12/31/2005             $ 5,000,000                     $ 5,000,000
2/28/2006              $ 5,220,220                     $ 5,215,491
2/28/2007              $ 6,109,747                     $ 6,042,565
2/29/2008              $ 6,292,650                     $ 6,010,513
2/28/2009              $ 3,395,293                     $ 3,178,376
2/28/2010              $ 5,051,534                     $ 4,904,248
2/28/2011              $ 5,896,117                     $ 5,967,213
2/29/2012              $ 5,817,526                     $ 5,866,078
2/28/2013              $ 6,432,100                     $ 6,493,369
2/28/2014              $ 8,013,032                     $ 7,901,247

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account               $1,179.60     $1,174.60     $1,174.60     $1,182.20
Value on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid                $    7.08     $   11.92     $   11.86     $    4.38
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.31%, 2.21%, 2.20% and 0.81% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

14 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account               $1,018.30     $1,013.84     $1,013.88     $1,020.78
Value on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid                $    6.56     $   11.03     $   10.99     $    4.06
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.31%, 2.21%, 2.20% and 0.81% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 15

Schedule of Investments | 2/28/14 (unaudited)

-----------------------------------------------------------------------------------
Shares                                                                 Value
-----------------------------------------------------------------------------------
                COMMON STOCKS -- 98.4%
                ENERGY -- 7.8%
                Oil & Gas Equipment & Services -- 0.5%
       14,649   Halliburton Co.                                        $    834,993
-----------------------------------------------------------------------------------
                Integrated Oil & Gas -- 5.1%
      246,603   BP Plc                                                 $  2,082,235
       33,182   Exxon Mobil Corp.                                         3,194,431
       20,880   Occidental Petroleum Corp.                                2,015,338
       16,380   Total SA                                                  1,063,283
                                                                       ------------
                                                                       $  8,355,287
-----------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 1.8%
       30,202   Cabot Oil & Gas Corp.                                  $  1,057,070
        9,979   EOG Resources, Inc.                                       1,890,222
                                                                       ------------
                                                                       $  2,947,292
-----------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 0.4%
       30,718   Avance Gas Holding, Ltd.                               $    619,965
                                                                       ------------
                Total Energy                                           $ 12,757,537
-----------------------------------------------------------------------------------
                MATERIALS -- 3.8%
                Commodity Chemicals -- 1.6%
       29,900   LyondellBasell Industries NV                           $  2,633,592
-----------------------------------------------------------------------------------
                Fertilizers & Agricultural Chemicals -- 0.9%
        5,815   Monsanto Co.                                           $    639,766
        2,247   Syngenta AG                                                 817,612
                                                                       ------------
                                                                       $  1,457,378
-----------------------------------------------------------------------------------
                Specialty Chemicals -- 0.6%
        9,600   WR Grace & Co.*                                        $    972,864
-----------------------------------------------------------------------------------
                Diversified Metals & Mining -- 0.7%
       19,568   Rio Tinto, Ltd.                                        $  1,173,049
                                                                       ------------
                Total Materials                                        $  6,236,883
-----------------------------------------------------------------------------------
                CAPITAL GOODS -- 7.1%
                Aerospace & Defense -- 1.2%
       16,668   United Technologies Corp.                              $  1,950,489
-----------------------------------------------------------------------------------
                Electrical Components & Equipment -- 2.3%
       33,168   Eaton Corp Plc                                         $  2,477,981
      162,000   Hitachi, Ltd.                                             1,282,768
                                                                       ------------
                                                                       $  3,760,749
-----------------------------------------------------------------------------------
                Construction & Farm Machinery &
                Heavy Trucks -- 1.1%
    6,732,000   Nam Cheong, Ltd.                                       $  1,807,301
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------
Shares                                                                 Value
-----------------------------------------------------------------------------------
                Industrial Machinery -- 2.5%
       39,700   Ingersoll-Rand Plc                                     $  2,427,258
       10,215   Parker Hannifin Corp.                                     1,231,418
      261,000   Sarine Technologies, Ltd.                                   465,573
                                                                       ------------
                                                                       $  4,124,249
                                                                       ------------
                Total Capital Goods                                    $ 11,642,788
-----------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 1.1%
                Human Resource &
                Employment Services -- 1.1%
       16,100   Towers Watson & Co.                                    $  1,756,510
                                                                       ------------
                Total Commercial Services & Supplies                   $  1,756,510
-----------------------------------------------------------------------------------
                TRANSPORTATION -- 2.5%
                Airlines -- 2.5%
      109,582   American Airlines Group, Inc.                          $  4,046,863
                                                                       ------------
                Total Transportation                                   $  4,046,863
-----------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 5.4%
                Tires & Rubber -- 1.0%
       43,800   Bridgestone Corp.                                      $  1,584,469
-----------------------------------------------------------------------------------
                Automobile Manufacturers -- 4.4%
       19,037   Daimler AG                                             $  1,775,060
      468,000   Mazda Motor Corp.                                         2,262,234
      337,069   Tata Motors, Ltd.                                         2,310,130
      263,576   Tata Motors, Ltd.                                           869,754
                                                                       ------------
                                                                       $  7,217,178
                                                                       ------------
                Total Automobiles & Components                         $  8,801,647
-----------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 2.2%
                Homebuilding -- 1.0%
      138,200   West Holdings Corp.                                    $  1,635,863
-----------------------------------------------------------------------------------
                Leisure Products -- 0.4%
       25,000   Sega Sammy Holdings, Inc.                              $    585,938
-----------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 0.8%
        4,500   Christian Dior SA                                      $    887,475
      182,700   Samsonite International SA                                  503,773
                                                                       ------------
                                                                       $  1,391,248
                                                                       ------------
                Total Consumer Durables & Apparel                      $  3,613,049
-----------------------------------------------------------------------------------
                CONSUMER SERVICES -- 1.9%
                Casinos & Gaming -- 1.0%
       36,910   Grand Korea Leisure Co., Ltd.                          $  1,524,969
-----------------------------------------------------------------------------------
                Restaurants -- 0.9%
      162,300   Domino's Pizza Group Plc                               $  1,520,372
                                                                       ------------
                Total Consumer Services                                $  3,045,341
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 17

-----------------------------------------------------------------------------------
Shares                                                                 Value
-----------------------------------------------------------------------------------
                MEDIA -- 2.0%
                Broadcasting -- 0.3%
       23,300   Fuji Media Holdings, Inc.                              $    422,703
-----------------------------------------------------------------------------------
                Movies & Entertainment -- 1.7%
       24,149   Time Warner, Inc.                                      $  1,621,122
       14,200   Viacom, Inc. (Class B)                                    1,245,766
                                                                       ------------
                                                                       $  2,866,888
                                                                       ------------
                Total Media                                            $  3,289,591
-----------------------------------------------------------------------------------
                RETAILING -- 2.4%
                Department Stores -- 1.1%
       31,371   Macy's, Inc.                                           $  1,815,126
-----------------------------------------------------------------------------------
                Apparel Retail -- 0.8%
       17,707   Ross Stores, Inc.                                      $  1,289,070
-----------------------------------------------------------------------------------
                Specialty Stores -- 0.5%
       14,123   Dick's Sporting Goods, Inc.*                           $    757,981
                                                                       ------------
                Total Retailing                                        $  3,862,177
-----------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.9%
                Drug Retail -- 2.9%
       37,114   CVS Caremark Corp.                                     $  2,714,518
       31,100   Walgreen Co.                                              2,113,245
                                                                       ------------
                                                                       $  4,827,763
                                                                       ------------
                Total Food & Staples Retailing                         $  4,827,763
-----------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 2.4%
                Brewers -- 0.8%
       23,300   Molson Coors Brewing Co. (Class B)                     $  1,324,139
-----------------------------------------------------------------------------------
                Soft Drinks -- 0.7%
       24,300   Coca-Cola Enterprises, Inc.                            $  1,144,044
-----------------------------------------------------------------------------------
                Packaged Foods & Meats -- 0.1%
        1,000   Green Mountain Coffee Roasters, Inc.*                  $    109,780
-----------------------------------------------------------------------------------
                Tobacco -- 0.8%
       39,600   Japan Tobacco, Inc.                                    $  1,260,367
                                                                       ------------
                Total Food, Beverage & Tobacco                         $  3,838,330
-----------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
                Health Care Equipment -- 0.5%
       11,436   Covidien Plc                                           $    822,820
-----------------------------------------------------------------------------------
                Health Care Distributors -- 1.5%
       33,826   Cardinal Health, Inc.                                  $  2,419,574
-----------------------------------------------------------------------------------
                Health Care Services -- 0.9%
       19,859   Express Scripts Holding Co.*                           $  1,495,581
                                                                       ------------
                Total Health Care Equipment & Services                 $  4,737,975
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------
Shares                                                                 Value
-----------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY &
                LIFE SCIENCES -- 13.9%
                Biotechnology -- 1.7%
       12,500   Celgene Corp.*                                         $  2,009,375
       22,900   NPS Pharmaceuticals, Inc.*                                  801,042
                                                                       ------------
                                                                       $  2,810,417
-----------------------------------------------------------------------------------
                Pharmaceuticals -- 11.3%
        6,401   Allergan, Inc.                                         $    812,927
       37,930   AstraZeneca Plc                                           2,584,943
       18,759   Johnson & Johnson                                         1,728,079
       59,315   Novartis AG                                               4,949,867
       63,284   Pfizer, Inc.                                              2,032,049
        8,869   Roche Holding AG                                          2,734,866
       12,990   Salix Pharmaceuticals, Ltd.*                              1,401,881
       23,000   Shire Plc                                                 1,278,547
        7,300   Valeant Pharmaceuticals International, Inc.*              1,057,478
                                                                       ------------
                                                                       $ 18,580,637
-----------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.9%
       11,774   Thermo Fisher Scientific, Inc.                         $  1,466,334
                                                                       ------------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $ 22,857,388
-----------------------------------------------------------------------------------
                BANKS -- 8.3%
                Diversified Banks -- 6.7%
    1,019,766   Abu Dhabi Commercial Bank PJSC                         $  2,042,588
       34,800   Doha Bank QSC                                               640,904
      332,400   Mitsubishi UFJ Financial Group, Inc.                      1,925,230
       62,200   Nordea Bank AB                                              891,071
       76,400   Sumitomo Mitsui Financial Group, Inc.                     3,419,748
       77,552   Swedbank AB                                               2,184,393
                                                                       ------------
                                                                       $ 11,103,934
-----------------------------------------------------------------------------------
                Regional Banks -- 1.6%
       31,547   The PNC Financial Services Group, Inc.                 $  2,579,914
                                                                       ------------
                Total Banks                                            $ 13,683,848
-----------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 7.2%
                Other Diversified Financial Services -- 2.6%
       38,155   Citigroup, Inc.                                        $  1,855,478
       17,300   Intercorp Financial Services, Inc.                          549,275
       34,489   JPMorgan Chase & Co.                                      1,959,665
                                                                       ------------
                                                                       $  4,364,418
-----------------------------------------------------------------------------------
                Specialized Finance -- 0.5%
       20,168   The NASDAQ OMX Group, Inc.                             $    774,250
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 19

-----------------------------------------------------------------------------------
Shares                                                                 Value
-----------------------------------------------------------------------------------
                Consumer Finance -- 2.1%
        9,090   American Express Co.                                   $    829,735
       44,492   Discover Financial Services, Inc.                         2,552,951
                                                                       ------------
                                                                       $  3,382,686
-----------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 2.0%
      108,256   Morgan Stanley Co.                                     $  3,334,285
                                                                       ------------
                Total Diversified Financials                           $ 11,855,639
-----------------------------------------------------------------------------------
                INSURANCE -- 1.3%
                Multi-line Insurance -- 0.8%
        7,554   Allianz SE*                                            $  1,353,313
-----------------------------------------------------------------------------------
                Property & Casualty Insurance -- 0.5%
        8,283   ACE, Ltd.                                              $    810,657
                                                                       ------------
                Total Insurance                                        $  2,163,970
-----------------------------------------------------------------------------------
                REAL ESTATE -- 1.2%
                Industrial REIT -- 0.8%
      778,000   Mapletree Industrial Trust                             $    828,593
      600,000   Sabana Shari'ah Compliant Industrial Real Estate
                Investment Trust                                            485,230
                                                                       ------------
                                                                       $  1,313,823
-----------------------------------------------------------------------------------
                Diversified Real Estate Activities -- 0.4%
   13,222,000   Alam Sutera Realty Tbk PT                              $    657,368
                                                                       ------------
                Total Real Estate                                      $  1,971,191
-----------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 7.0%
                Internet Software & Services -- 1.9%
       28,380   eBay, Inc.*                                            $  1,667,893
       38,400   Yahoo!, Inc.*                                             1,484,928
                                                                       ------------
                                                                       $  3,152,821
-----------------------------------------------------------------------------------
                IT Consulting & Other Services -- 1.3%
      331,000   Fujitsu, Ltd.                                          $  2,069,977
-----------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 0.6%
        4,774   Visa, Inc.                                             $  1,078,638
-----------------------------------------------------------------------------------
                Systems Software -- 3.2%
      137,086   Microsoft Corp.                                        $  5,251,764
                                                                       ------------
                Total Software & Services                              $ 11,553,200
-----------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                Computer Hardware -- 1.5%
        4,661   Apple, Inc.                                            $  2,452,805
-----------------------------------------------------------------------------------
                Electronic Manufacturing Services -- 0.9%
      143,092   Global Display Co., Ltd.                               $  1,494,692
-----------------------------------------------------------------------------------
                Office Electronics -- 0.8%
      121,600   Xerox Corp.                                            $  1,336,384
                                                                       ------------
                Total Technology Hardware & Equipment                  $  5,283,881
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------
Shares                                                                 Value
-----------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.1%
                Semiconductor Equipment -- 0.4%
       35,600   Teradyne, Inc.*                                        $    721,968
-----------------------------------------------------------------------------------
                Semiconductors -- 3.7%
       14,905   AMS AG*                                                $  1,903,389
       87,000   MediaTek, Inc.                                            1,276,308
          648   Samsung Electronics Co., Ltd.                               821,478
       43,240   SK Hynix, Inc.                                            1,576,160
      133,000   Transcend Information, Inc.                                 406,019
                                                                       ------------
                                                                       $  5,983,354
                                                                       ------------
                Total Semiconductors & Semiconductor Equipment         $  6,705,322
-----------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 7.8%
                Integrated Telecommunication Services -- 6.5%
       92,100   Nippon Telegraph & Telephone Corp.                     $  5,171,226
      132,778   Orange SA                                                 1,655,922
      125,771   TDC A/S                                                   1,250,564
      350,000   Telecom Corp of New Zealand, Ltd.                           734,722
    3,316,000   Telekomunikasi Indonesia Persero Tbk PT                     661,628
       25,034   Verizon Communications, Inc.                              1,187,112
                                                                       ------------
                                                                       $ 10,661,174
-----------------------------------------------------------------------------------
                Wireless Telecommunication Services -- 1.3%
      519,198   Vodafone Group Plc                                     $  2,159,889
                                                                       ------------
                Total Telecommunication Services                       $ 12,821,063
-----------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $138,224,907)                                    $161,351,956
-----------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 98.4%
                (Cost $138,224,907) (a)(b)                             $161,351,956
-----------------------------------------------------------------------------------
                WRITTEN CALL OPTION -- (0.0%)+
          (10)  Green Mountain Coffee Roasters, Inc., 6/14 at $110.00  $    (11,200)
-----------------------------------------------------------------------------------
                TOTAL WRITTEN CALL OPTION
                (Premiums paid $12,970)                                $    (11,200)
-----------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 1.6%                     $  2,726,398
-----------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $164,067,154
===================================================================================

*    Non-income producing security.

+    Amount rounds to less than 0.1%.

REIT Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 21

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

(a) At February 28, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $138,281,924 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                            $24,985,941

        Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                             (1,915,909)
                                                                                -----------
        Net unrealized appreciation                                             $23,070,032
                                                                                ===========

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

      United States                                                       49.8%
      Japan                                                               13.4%
      Switzerland                                                          5.7%
      United Kingdom                                                       5.1%
      Korea, Republic of                                                   3.3%
      Ireland                                                              2.8%
      France                                                               2.2%
      Germany                                                              1.9%
      India                                                                1.9%
      Sweden                                                               1.9%
      Netherlands                                                          1.6%
      United Arab Emirates                                                 1.2%
      Austria                                                              1.1%
      Malaysia                                                             1.1%
      Other (individually less than 1%)                                    7.0%
                                                                         -----
                                                                         100.0%
                                                                         =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2014 aggregated $100,341,221 and $102,595,725, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's investments:

------------------------------------------------------------------------------------
                              Level 1         Level 2        Level 3  Total
------------------------------------------------------------------------------------
Common Stocks (U.S.)          $  88,312,892   $          --  $  --    $  88,312,892
Common Stocks (Foreign)*                 --      73,039,064              73,039,064
------------------------------------------------------------------------------------
Total                         $  88,312,892   $  73,039,064  $  --    $ 161,351,956
====================================================================================
Other Financial Instruments:
Net unrealized appreciation
 on forward foreign
 currency contracts           $          --   $          --  $  --    $          --
Net unrealized depreciation
 on futures contracts               (51,375)             --     --          (51,375)
Net unrealized appreciation
 on written call option               1,770              --     --            1,770
------------------------------------------------------------------------------------
Total                         $     (49,605)  $          --  $  --    $     (49,605)
====================================================================================

During the six months ended February 28, 2014, there were no transfers between Levels 1, 2 and 3.

* Level 2 securities are valued by independent pricing services using fair value factors.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 23

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities (cost $138,224,907)                           $161,351,956
  Foreign currencies, at value (cost $344,464)                                345,806
  Futures collateral                                                          189,000
  Receivables --
     Investment securities sold                                             3,202,570
     Fund shares sold                                                          22,731
     Dividends and foreign taxes withheld                                   1,096,290
     Due from Pioneer Investment Management, Inc.                               8,432
  Prepaid expenses                                                             40,322
-------------------------------------------------------------------------------------
         Total assets                                                    $166,257,107
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $    687,466
     Fund shares repurchased                                                  123,620
     Written options (premiums paid $12,970)                                   11,200
  Unrealized depreciation on futures contracts                                 51,375
  Unrealized depreciation on forward foreign currency contracts                    33
  Due to custodian                                                          1,137,178
  Due to affiliates                                                            37,409
  Accrued expenses                                                            141,672
-------------------------------------------------------------------------------------
         Total liabilities                                               $  2,189,953
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $172,708,982
  Undistributed net investment income                                       1,902,035
  Accumulated net realized loss on investments, futures contracts,
     written options and foreign currency transactions                    (33,631,413)
  Net unrealized appreciation on investments                               23,127,049
  Net unrealized appreciation on written options                                1,770
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            10,106
  Net unrealized depreciation on futures contracts                            (51,375)
-------------------------------------------------------------------------------------
         Total net assets                                                $164,067,154
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $72,931,879/5,549,230 shares)                        $      13.14
  Class B (based on $2,401,308/184,628 shares)                           $      13.01
  Class C (based on $7,923,642/611,740 shares)                           $      12.95
  Class Y (based on $80,810,325/6,130,115 shares)                        $      13.18
MAXIMUM OFFERING PRICE:
  Class A ($13.14 (divided by) 94.25% )                                  $      13.94
=====================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Statement of Operations (unaudited)

For the Six Months Ended 2/28/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $414)            $ 3,193,003
  Interest                                                             445
----------------------------------------------------------------------------------------
         Total investment income                                             $ 3,193,448
========================================================================================
EXPENSES:
  Management fees                                              $   579,954
  Transfer agent fees
     Class A                                                        90,317
     Class B                                                        11,713
     Class C                                                         9,228
     Class Y                                                           261
  Distribution fees
     Class A                                                        85,236
     Class B                                                        12,096
     Class C                                                        36,130
  Shareholder communications expense                                41,421
  Administrative reimbursements                                     33,761
  Custodian fees                                                    27,556
  Registration fees                                                 29,873
  Professional fees                                                 17,848
  Printing expense                                                   6,022
  Fees and expenses of nonaffiliated Trustees                        3,053
  Miscellaneous                                                        992
----------------------------------------------------------------------------------------
     Total expenses                                                          $   985,461
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                            (129,174)
----------------------------------------------------------------------------------------
     Net expenses                                                            $   856,287
----------------------------------------------------------------------------------------
         Net investment income                                               $ 2,337,161
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                               $12,086,830
     Futures contracts                                             (92,076)
     Written options                                               230,596
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies             903,019   $13,128,369
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                               $10,366,720
     Futures contracts                                             (53,708)
     Written options                                                 1,770
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies             (115,340)  $10,199,442
----------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign
     currency transactions                                                   $23,327,811
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $25,664,972
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               2/28/14        Year Ended
                                                               (unaudited)    8/31/13
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  2,337,161   $  2,135,061
Net realized gain on investments, futures contracts,
  written options and foreign currency transactions              13,128,369     17,999,088
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, written options and foreign
  currency transactions                                          10,199,442      3,932,569
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations      $ 25,664,972   $ 24,066,718
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.20 and $0.16 per share, respectively)         $ (1,074,448)  $   (917,101)
     Class B ($0.07 and $0.05 per share, respectively)              (14,217)       (14,373)
     Class C ($0.10 and $0.07 per share, respectively)              (57,648)       (39,684)
     Class Y ($0.25 and $0.21 per share, respectively)           (1,568,569)    (1,319,980)
-------------------------------------------------------------------------------------------
        Total distributions to shareowners                     $ (2,714,882)  $ (2,291,138)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $  5,648,594   $ 10,898,587
Reinvestment of distributions                                     1,127,924        948,339
Cost of shares repurchased                                       (9,265,348)   (15,721,764)
-------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from Fund
     share transactions                                        $ (2,488,830)  $ (3,874,838)
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   $ 20,461,260   $ 17,900,742
NET ASSETS:
Beginning of period                                             143,605,894    125,705,152
-------------------------------------------------------------------------------------------
End of period                                                  $164,067,154   $143,605,894
===========================================================================================
Undistributed net investment income                            $  1,902,035   $  2,279,756
===========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)     '13 Shares   '13 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                      326,116     $  4,048,506       622,079   $  6,711,950
Reinvestment of distributions     81,975        1,045,182        87,882        888,496
Less shares repurchased         (428,673)      (5,312,861)   (1,049,318)   (11,277,005)
---------------------------------------------------------------------------------------
      Net decrease               (20,582)    $   (219,173)     (339,357)  $ (3,676,559)
=======================================================================================
Class B
Shares sold or exchanged           9,856     $    116,841        16,613   $    170,182
Reinvestment of distributions      1,102           13,921         1,414         14,158
Less shares repurchased          (38,920)        (474,891)     (104,877)    (1,102,463)
---------------------------------------------------------------------------------------
      Net decrease               (27,962)    $   (344,129)      (86,850)  $   (918,123)
=======================================================================================
Class C
Shares sold                       74,872     $    916,564        96,013   $  1,020,165
Reinvestment of distributions      4,348           54,696         3,739         37,351
Less shares repurchased          (53,863)        (658,319)     (113,209)    (1,192,619)
---------------------------------------------------------------------------------------
      Net increase (decrease)     25,357     $    312,941       (13,457)  $   (135,103)
=======================================================================================
Class Y
Shares sold                       44,771     $    566,683       289,411   $  2,996,290
Reinvestment of distributions      1,106           14,125           823          8,334
Less shares repurchased         (225,469)      (2,819,277)     (196,154)    (2,149,677)
---------------------------------------------------------------------------------------
      Net increase (decrease)   (179,592)    $ (2,238,469)       94,080   $    854,947
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 27

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year       Year
                                                             2/28/14     Ended     Ended     Ended     Ended      Ended
                                                             (unaudited) 8/31/13   8/31/12   8/31/11   8/31/10    8/31/09
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 11.31     $  9.64   $  9.27   $  8.44   $  8.56    $ 10.42
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.18     $  0.15   $  0.17   $  0.13   $  0.08    $  0.07
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.85        1.68      0.33      0.76     (0.17)     (1.76)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.03     $  1.83   $  0.50   $  0.89   $ (0.09)   $ (1.69)
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.20)    $ (0.16)  $ (0.13)  $ (0.06)  $ (0.03)   $ (0.17)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.83     $  1.67   $  0.37   $  0.83   $ (0.12)   $ (1.86)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.14     $ 11.31   $  9.64   $  9.27   $  8.44    $  8.56
===========================================================================================================================
Total return*                                                  17.96%      19.17%     5.50%    10.48%    (1.13)%   (15.83)%
Ratio of net expenses to average net assets                     1.30%**     1.30%     1.30%     1.30%     1.30%      1.30%
Ratio of net investment income to average net assets            2.85%**     1.35%     1.71%     1.23%     0.82%      0.69%
Portfolio turnover rate                                          133%**      160%      152%      194%      114%       120%
Net assets, end of period (in thousands)                     $72,932     $62,996   $56,970   $60,701   $61,466    $70,718
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.52%**     1.67%     1.72%     1.67%     1.71%      2.25%
   Net investment income (loss)                                 2.63%**     0.98%     1.29%     0.86%     0.41%     (0.26)%
===========================================================================================================================

    * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

    **  Annualized.

    The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year       Year       Year       Year         Year
                                                             2/28/14     Ended      Ended      Ended      Ended        Ended
                                                             (unaudited) 8/31/13    8/31/12    8/31/11    8/31/10      8/31/09
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 11.14     $  9.48    $  9.08    $  8.30    $   8.47     $ 10.28
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14     $  0.09    $  0.16    $  0.07    $   0.00(a)  $ (0.02)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.80        1.62       0.26       0.71       (0.17)      (1.70)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.94     $  1.71    $  0.42    $  0.78    $  (0.17)    $ (1.72)
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.07)    $ (0.05)   $ (0.02)   $    --    $     --     $ (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.87     $  1.66    $  0.40    $  0.78    $  (0.17)    $ (1.81)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.01     $ 11.14    $  9.48    $  9.08    $   8.30     $  8.47
================================================================================================================================
Total return*                                                  17.46%      18.13%      4.60%      9.40%      (2.01)%    (16.57)%
Ratio of net expenses to average net assets                     2.20%**     2.20%      2.20%      2.20%       2.20%       2.20%
Ratio of net investment income (loss) to average net assets     1.78%**     0.43%      0.79%      0.29%      (0.11)%     (0.01)%
Portfolio turnover rate                                          133%**      160%       152%       194%        114%        120%
Net assets, end of period (in thousands)                     $ 2,401     $ 2,368    $ 2,838    $ 4,175    $  5,587     $ 7,994
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               3.06%**     3.22%      3.14%      2.97%       2.93%       4.14%
   Net investment loss                                          0.92%**    (0.59)%    (0.15)%    (0.49)%     (0.84)%     (1.95)%
================================================================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 29

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year         Year
                                                             2/28/14     Ended     Ended     Ended     Ended        Ended
                                                             (unaudited) 8/31/13   8/31/12   8/31/11   8/31/10      8/31/09
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 11.11     $  9.47   $  9.09   $  8.31   $   8.48     $ 10.26
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.11     $  0.05   $  0.10   $  0.04   $   0.00(b)  $ (0.04)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.83        1.66      0.31      0.74      (0.17)      (1.68)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.94     $  1.71   $  0.41   $  0.78   $  (0.17)    $ (1.72)
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.10)    $ (0.07)  $ (0.03)  $    --   $     --     $ (0.06)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.84     $  1.64   $  0.38   $  0.78   $  (0.17)    $ (1.78)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.95     $ 11.11   $  9.47   $  9.09   $   8.31     $  8.48
===============================================================================================================================
Total return*                                                  17.46%      18.11%     4.56%     9.39%     (2.00)%    (16.58)%
Ratio of net expenses to average net assets                     2.19%**     2.20%     2.20%     2.20%      2.20%       2.20%
Ratio of net investment income (loss) to average net assets     2.01%**     0.45%     0.82%     0.35%     (0.07)%      0.00%(a)
Portfolio turnover rate                                          133%**      160%      152%      194%       114%        120%
Net assets, end of period (in thousands)                     $ 7,924     $ 6,516   $ 5,682   $ 6,439   $  6,118     $ 6,910
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.29%**     2.51%     2.53%     2.48%      2.54%       3.76%
   Net investment income (loss)                                 1.91%**     0.14%     0.49%     0.07%     (0.41)%     (1.56)%
===============================================================================================================================

(a) Amount rounds to less than 0.01%.

(b) Amount rounds to less than $0.01 per share

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year       12/31/08(a)
                                                             2/28/14     Ended     Ended     Ended     Ended      to
                                                             (unaudited) 8/31/13   8/31/12   8/31/11   8/31/10    8/31/09
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 11.37     $  9.69   $  9.32   $  8.49   $  8.59    $   7.25
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.21     $  0.20   $  0.21   $  0.18   $  0.12    $   0.06
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.85        1.69      0.34      0.76     (0.17)       1.28
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.06     $  1.89   $  0.55   $  0.94   $ (0.05)   $   1.34
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.25)    $ (0.21)  $ (0.18)  $ (0.11)  $ (0.05)   $     --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.81     $  1.68   $  0.37   $  0.83   $ (0.10)   $   1.34
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.18     $ 11.37   $  9.69   $  9.32   $  8.49    $   8.59
==============================================================================================================================
Total return*                                                  18.22%      19.75%     6.09%    10.96%    (0.59)%     18.48%(b)
Ratio of net expenses to average net assets                     0.80%**     0.80%     0.80%     0.80%     0.80%       0.80%**
Ratio of net investment income to average net assets            3.31%**     1.85%     2.22%     1.74%     1.33%       2.57%**
Portfolio turnover rate                                          133%**      160%      152%      194%      114%        120%
Net assets, end of period (in thousands)                     $80,810     $71,726   $60,214   $59,927   $58,692    $ 60,071
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.91%**     1.00%     0.97%     0.95%     0.96%       1.10%**
   Net investment income                                        3.20%**     1.65%     2.05%     1.59%     1.17%       2.27%**
==============================================================================================================================

(a) Class Y shares were first publicly offered on December 31, 2008.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 31

Notes to Financial Statements | 2/28/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

32 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment advisor, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committe of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team the Fund's investment advisor, is responsible for monitoring

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 33 developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 24, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended August 31, 2013 was as follows:

34 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $2,291,138
    ----------------------------------------------------------------------------
         Total                                                        $2,291,138
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $   2,395,494
    Capital loss carryforward                                       (46,692,095)
    Net unrealized appreciation                                      12,704,683
    ----------------------------------------------------------------------------
         Total                                                    $ (31,591,918)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and futures contracts and the tax basis adjustments on partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,223 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2014.

D.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 35 in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash

36 Pioneer Global Equity Fund | Semiannual Report | 2/28/14 deposited with the broker as collateral at February 28,2014 was $189,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the six months ended February 28, 2014 was $2,271,276.

    At February 28, 2014, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                           Number of
                           Contracts     Settlement                 Unrealized
    Type                   Long/(Short)  Month       Value          Depreciation
    ----------------------------------------------------------------------------
    F/C Japanese Yen
     Currency Future       (60)          3/14        $(7,368,750)  $(51,375)
    ----------------------------------------------------------------------------
     Total                                                          $(51,375)
    ============================================================================

I.  Purchased Options

    The Fund may purchase call and put options in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 37 purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended February 28, 2014 was $20,079. There were no purchased options outstanding at February 28, 2014.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the six months ended February 28, 2014 was $111,930. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held 1 written call option contract that was open at February 28, 2014. If the put options were exercised at February 28, 2014, the maximum amount the Fund would have been required to pay was $11,200.

    Transactions in written call options for the six months ended February 28, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                        Number of Contracts  Premium Received
    ----------------------------------------------------------------------------
    Options open at beginning of period                  --        $       --
    Options opened                                   (1,120)         (444,918)
    Options exercised                                   560           123,533
    Options closed                                      480           293,454
    Options expired                                      70            14,961
    ----------------------------------------------------------------------------
    Options open at end of period                       (10)       $  (12,970)
    ============================================================================

38 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,154 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended February 28, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $33,778
Class B                                                                    2,231
Class C                                                                    4,915
Class Y                                                                      497
--------------------------------------------------------------------------------
  Total:                                                                 $41,421
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,698 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2014.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 39

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,557 in distribution fees payable to PFD at February 28, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2014, CDSCs in the amount of $2,835 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At February 28, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 28, 2014 was $9,802,800.

40 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

Open forward foreign currency contracts at February 28, 2014 were as follows:

---------------------------------------------------------------------------------------------
                                                                               Net
                               Net         In                                  Unrealized
                               Contracts   Exchange    Settlement              Appreciation
Currency                       to Deliver  For         Date        Value       (Depreciation)
---------------------------------------------------------------------------------------------
CHF (Swiss Franc)              (79,524)    $ (90,472)  3/5/14      $ (90,518)   $       (46)
GBP (British
 Pound Sterling)               (95,315)     (159,748)  3/5/14       (159,734)            14
SGD (Singapore Dollar)         (11,826)       (9,328)  3/5/14         (9,329)            (1)
---------------------------------------------------------------------------------------------
Total                                                                           $       (33)
=============================================================================================

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2014.

------------------------------------------------------------------------------------------
Assets:
                                             Net
                                Gross        Amounts           Gross Amounts
                                Amounts      of Assets         Not Offset in
                                Offset       Presented        the Statement of
                                in the       in the        Assets and Liabilities
                    Gross       Statement    Statement    -----------------------
                    Amounts of  of Assets    of Assets                 Cash
                    Recognized  and          and          Financial    Collateral  Net
Description         Assets      Liabilities  Liabilities  Instruments  Received    Amount
------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts          $    14     $   (14)     $    --      $    --      $    --     $    --
Futures contracts   $    --     $    --      $    --      $    --      $    --     $    --
Written options     $    --     $    --      $    --      $    --      $    --     $    --
------------------------------------------------------------------------------------------
                    $    14     $   (14)      $    --      $    --      $    --     $    --
==========================================================================================

------------------------------------------------------------------------------------------
Liabilities:
                                             Net
                                Gross        Amounts            Gross Amounts
                                Amounts      of Liabilities     Not Offset in
                                Offset       Presented        the Statement of
                                in the       in the        Assets and Liabilities
                   Gross        Statement    Statement    -----------------------
                   Amounts of   of Assets    of Assets                 Cash
                   Recognized   and          and          Financial    Collateral  Net
Description        Liabilities  Liabilities  Liabilities  Instruments  Pledged     Amount
------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts         $    47      $    14      $    33      $    --      $  --       $    33
Futures contracts  $51,375      $    --      $51,375      $    --      $  --       $51,375
Written options    $11,200      $    --      $11,200      $    --      $  --       $11,200
------------------------------------------------------------------------------------------
                   $62,622      $   (14)      $62,608      $    --      $  --       $62,608
==========================================================================================

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 41

8.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of February 28, 2014 were as follows:

-------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments         Asset Derivatives 2014            Liabilities Derivatives 2014
Under Accounting            ------------------------          -----------------------------
Standards Codification      Balance Sheet                     Balance Sheet
(ASC) 815                   Location           Value          Location             Value
-------------------------------------------------------------------------------------------
Forward Foreign Currency    Net unrealized                    Net unrealized
 Contracts*                 appreciation on                   depreciation on
                            forward foreign                   forward foreign
                            currency contracts $   --           currency contracts  $   33
Written Options             Net unrealized                    Net unrealized
                            appreciation on                   depreciation on
                            written options    $1,770           written options     $   --
Futures Contracts*          Net unrealized                    Net unrealized
                            appreciation on                   depreciation on
                            futures contracts  $   --           futures contracts   $51,375
-------------------------------------------------------------------------------------------
     Total                                     $1,770                               $51,408
-------------------------------------------------------------------------------------------

*   Reflects the net unrealized appreciation on futures contracts (see Note 1H).

42 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2014 was as follows:

---------------------------------------------------------------------------------------------
                                                                              Change in
Derivatives Not                                                               Unrealized
Accounted for as                                              Realized Gain   Appreciation or
Hedging Instruments                                           or (Loss) on    (Depreciation)
Under Accounting         Location of Gain or (Loss)           Derivatives     on Derivatives
Standards Codification   on Derivatives Recognized            Recognized      Recognized
(ASC) 815                in Income                            in Income       in Income
---------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on
 Currency Contracts      forward foreign currency
                         contracts and other assets
                         and liabilities denominated
                         in foreign currencies                $903,019
Forward Foreign          Change in unrealized appreciation
 Currency Contracts      (depreciation) on forward foreign
                         currency contracts and other
                         assets and liabilities denominated
                         in foreign currencies                                $(115,340)
Written Options          Net realized gain (loss) on
                         written options                      $230,596
Written Options          Change in unrealized
                         appreciation (depreciation) on
                         written options                                      $   1,770
Futures Contracts        Net realized gain (loss) on
                         futures contracts                    $(92,076)
Futures Contracts        Change in net unrealized
                         appreciation (depreciation) on
                         futures contracts                                    $ (53,708)

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2013, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2013, and in the fifth quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. They indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 45

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the first quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

46 Pioneer Global Equity Fund | Semiannual Report | 2/28/14 profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 47

Trustees, Officers and Service Providers

Trustees                            Officers
Thomas J. Perna, Chairman           Daniel K. Kingsbury, President*
David R. Bock                       Mark D. Goodwin, Executive
Benjamin M. Friedman                   Vice President
Margaret B.W. Graham                Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                 Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

48 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

                           This page for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 49

                           This page for your notes.

50 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

                           This page for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/14 51

                           This page for your notes.

52 Pioneer Global Equity Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19129-08-0414

                  Pioneer High Income
                  Municipal Fund

--------------------------------------------------------------------------------
                  Semiannual Report | February 28, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     PIMAX
                  Class C     HICMX
                  Class Y     HIMYX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         23

Notes to Financial Statements                                                30

Approval of Investment Advisory Agreement                                    37

Trustees, Officers and Service Providers                                     42

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

* Dividends are not guaranteed.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

Tax-exempt municipal bonds -- led by higher-yielding municipal issues -- began recovering their value during the first two months of 2014 after remaining out of favor with investors during the final four months of 2013. The change in market sentiment occurred as investors were drawn by the low prices and competitive yields offered by municipal bonds. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer High Income Municipal Fund over the six-month period ended February 28, 2014. Mr. Eurkus, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2014?

A Pioneer High Income Municipal Fund's Class A shares returned 2.13% at net asset value during the six-month period ended February 28, 2014, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned 8.39%. During the same period, the average return of the 180 mutual funds in Morningstar's High Yield Municipal Funds category was 7.07%, and the average return of the 137 mutual funds in Lipper's High Yield Municipal Debt Funds category was 7.21%.

Q How would you describe the investment environment for high-yield municipal bonds during the six-month period ended February 28, 2014?

A It was a period during which investor attitudes about municipal bonds changed dramatically, moving from deeply negative to highly positive. The six-month period began with municipal bonds, including lower-rated securities with higher yields, performing poorly, as they had since the spring of 2013 when a succession of events undermined their standing among fixed-income investors. Some of the events occurred prior to the start of the six-month period, but their effects were felt for several months. First, in May 2013, then-Federal Reserve (Fed) Chairman Ben Bernanke suggested that the Fed might begin tapering back the pace of its accommodative quantitative easing (QE) program, which had been an important part of the Fed's monetary policies aimed at keeping interest rates low and stimulating economic growth. The prospect that the Fed might begin tapering QE affected bond investments in general and had a collateral effect on the municipal market. The municipal market then took a second hit when the City of Detroit filed for bankruptcy protection during the mid-summer of 2013. The tarnishing effects of the Detroit announcement were compounded later in the summer when media coverage of the debt

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 problems plaguing the Commonwealth of Puerto Rico stirred more concerns among investors. As the concerns grew widespread, each of the three major bond rating agencies lowered its credit ratings of Puerto Rican bonds. The cumulative effect of the negative news stories was to undermine the reputation of municipal bonds in general, especially lower-rated, higher-yielding municipals that carried more credit risk than higher-rated securities. In that environment, municipal bond prices continued to fall and their yields rose during the first four months of the six-month period, which encompassed the final four months of 2013. During that period, higher-yielding municipals underperformed investment-grade municipals.

     The sell-off in municipal bonds continued into the first week of 2014, before market sentiment abruptly changed and municipal bond prices started snapping back, a rally led by high-yield municipal debt. The primary factor in the market rally was the growing recognition among investors that municipal bond prices had fallen to historically low levels and thus the asset class was offering extremely attractive prices and yields as compared with other types of fixed-income investments, including taxable bonds. Non-traditional investors, including property-and-casualty insurers and other financial institutions, began buying up municipal bonds. The increased buying activity came as financial institutions published their calendars of expected new bond issuance, indicating that the number of new municipal bonds issued in 2014 could be as much as 20% lower than the amount issued during 2013. The imbalance caused by increasing demand and decreasing supply led to a brisk rally in municipal bond prices during January and February 2014, with high-yield municipals benefiting the most. The rally was sustained by a supportive economic backdrop featuring slow growth and relatively tame inflation numbers. As investors moved back into the high-yield municipal market, even the now-downgraded bonds issued by the Commonwealth of Puerto Rico saw new demand.

Q What were the main reasons for the Fund's underperformance of the benchmark Barclays Index during the six-month period ended February 28, 2014?

A A significant factor in the Fund's underperformance relative to the Barclays Index during the period was the somewhat high exposure in the portfolio to bonds backed by continuing care retirement community (CCRC) projects, as CCRCs were one of the weaker-performing segments of the high-yield municipal market. We reduced the Fund's holdings of CCRCs, significantly, by the end of the six-month period. Nevertheless, the Fund's earlier, somewhat heavy exposure to CCRCs proved to be a drag on benchmark-relative results. In addition, the portfolio owned some other disappointing investments which weighed on the Fund's relative results. Holdings that underperformed during the period included industrial development revenue bonds used to finance the Galvstar steel processing

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 5 plant in Erie County, N.Y. All in all during the period, we continued our transition of the portfolio, moving to increase the diversification* of the Fund's investments while reducing allocations to other areas of the market in order to avoid overexposures to any one sector.

     While the Fund underperformed the overall market during the period, there were some bright spots, as we were able to add some investments that quickly exerted positive effects on the Fund's results. Investments where performance was notably strong during the period included a group of securities backed by charter schools located throughout the nation, including those in California, Pennsylvania, Texas and Colorado.

     It is worth noting that the Fund had no direct investments in either City of Detroit or Commonwealth of Puerto Rico bonds during the six-month period.

Q    What is your investment outlook?

A We have a positive outlook for municipal securities, and especially high-yield municipals. The supply of new municipal securities has shrunk from the levels of the previous two years, while market demand is rising. Traditional investors attracted by the tax advantages of municipal securities are being joined by non-traditional investors who see attractive values in the tax-exempt market, especially relative to the taxable bond market. Even though the Fed has recently hinted that interest rates may rise sooner than originally expected, the timetable is uncertain and current rates remain historically low, making the higher yields offered by municipal bonds appear compelling at the present time.

     The favorable supply-demand dynamics in the municipal market are providing a good backdrop for our efforts to restructure the Fund's portfolio, adding more diversification while focusing on investments in securities with strong investment fundamentals. Our security analysts continue to scrutinize each portfolio holding while also looking for opportunities to add more variety. We intend, for example, to reduce further the Fund's exposure to CCRCs from the current 35% level to between roughly 20% and 25% of net assets. As we do this, our credit analysts will continue searching for newer potential investments backed by projects supported by reliable revenue sources.

     We expect to continue to focus the Fund's investments principally on project revenue bonds, which are securities backed by the revenue streams produced by specific public projects. Over the longer term, we believe project-specific investments should continue to be more reliable than other municipal bonds backed by general municipal revenues (known as general obligation bonds). Among the sectors of the municipal market in which we

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 are looking for opportunities are bonds backed by revenues generated by charter schools, transportation projects, tobacco-settlement lawsuits, and industrial development projects.

Please refer to the Schedule of Investments on pages 15-22 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in inverse floating-rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 7

Portfolio Summary | 2/28/14

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AA                                                                         1.8%
BBB                                                                        2.9%
BB                                                                         7.2%
B                                                                          8.9%
CCC                                                                        0.2%
Not Rated                                                                 74.7%
Cash Equivalent                                                            4.3%


Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                    42.2%
Pollution Control Revenue                                                 19.4%
Education                                                                 14.3%
Various Revenues                                                          10.6%
Reserves                                                                   4.3%
Transportation                                                             4.2%
Special Revenues                                                           3.5%
Housing                                                                    0.9%
Insured                                                                    0.5%
General Obligation                                                         0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1. Sanger Industrial Development Corp., 8.0%, 7/1/38                               5.49%
-----------------------------------------------------------------------------------------
 2. City of Philippi West Virginia, 7.75%, 10/1/44                                  5.35
-----------------------------------------------------------------------------------------
 3. Jefferson County Industrial Development Corp. Texas, 8.25%, 7/1/32              5.28
-----------------------------------------------------------------------------------------
 4. West Virginia Hospital Finance Authority, 9.125%, 10/1/41                       3.21
-----------------------------------------------------------------------------------------
 5. Capital Trust Agency, Inc., 7.75%, 1/1/41                                       2.64
-----------------------------------------------------------------------------------------
 6. Public Finance Authority, 7.0%, 10/1/42                                         2.13
-----------------------------------------------------------------------------------------
 7. Pennsylvania Economic Development Finance Authority, 8.0%, 5/1/29               2.12
-----------------------------------------------------------------------------------------
 8. E-470 Public Highway Authority, 9/1/40                                          2.02
-----------------------------------------------------------------------------------------
 9. Tarrant County Cultural Education Facilities Finance Corp., 8.125%, 11/15/44    2.00
-----------------------------------------------------------------------------------------
10. Public Finance Authority, 8.375%, 6/1/20                                        1.96
-----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     2/28/14                       8/31/13
--------------------------------------------------------------------------------
           A                       $7.11                          $7.19
--------------------------------------------------------------------------------
           C                       $7.11                          $7.19
--------------------------------------------------------------------------------
           Y                       $7.02                          $7.10
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-2/28/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term          Long-Term
         Class            Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.2310             $--                 $--
--------------------------------------------------------------------------------
           C             $0.2037             $--                 $--
--------------------------------------------------------------------------------
           Y             $0.2329             $--                 $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 9

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                    Net Asset     Public Offering
Period              Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)           1.84%          1.21%
5 Years              9.77           8.78
1 Year              -7.00         -11.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High Income         Barclays High Yield Municipal
                  Municipal Fund              Bond Index
10/31/2006        $ 9,950                     $10,000
 2/28/2007        $ 9,909                     $10,270
 2/29/2008        $ 8,948                     $ 9,569
 2/28/2009        $ 6,836                     $ 7,805
 2/28/2010        $ 9,095                     $ 9,878
 2/28/2011        $ 9,397                     $10,337
 2/29/2012        $ 9,947                     $11,800
 2/28/2013        $11,716                     $13,498
 2/28/2014        $10,896                     $13,282

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.


Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)          1.00%        1.00%
5 Years             8.94         8.94
1 Year             -7.82        -7.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High Income             Barclays High Yield Municipal
                 Bond Index                      Municipal Fund
10/31/2006       $10,000                         $10,000
 2/28/2007       $10,329                         $10,270
 2/29/2008       $ 9,219                         $ 9,569
 2/28/2009       $ 6,990                         $ 7,805
 2/28/2010       $ 9,217                         $ 9,878
 2/28/2011       $ 9,471                         $10,337
 2/29/2012       $ 9,951                         $11,800
 2/28/2013       $11,635                         $13,498
 2/28/2014       $10,725                         $13,282

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.


Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)          1.78%        1.78%
5 Years             9.83         9.83
1 Year             -6.88        -6.88
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer High Income        Barclays High Yield Municipal
                      Municipal Fund             Bond Index
10/31/2006            $5,000,000                 $5,000,000
 2/28/2007            $5,187,054                 $5,135,163
 2/29/2008            $4,644,235                 $4,784,639
 2/28/2009            $3,552,200                 $3,902,577
 2/28/2010            $4,701,409                 $4,939,057
 2/28/2011            $4,880,716                 $5,168,354
 2/29/2012            $5,170,926                 $5,900,058
 2/28/2013            $6,097,347                 $6,748,911
 2/28/2014            $5,677,689                 $6,641,049

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account Value                    $1,021.30       $1,017.40      $1,021.90
(after expenses) on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid                           $    4.36       $    8.20      $    3.56
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.64% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account Value                    $1,020.48       $1,016.22      $1,021.27
(after expenses) on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid                           $    4.36       $    8.20      $    3.56
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.64% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Schedule of Investments | 2/28/14 (unaudited)

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 94.3%
                                                Arizona -- 1.1%
   5,335,000                         NR/NR      San Luis Facility Development Corp.,
                                                8.375%, 5/1/27                               $  4,388,624
     750,000                         NR/NR      The Industrial Development Authority of
                                                the County of Pima, 8.5%, 7/1/39                  818,445
                                                                                             ------------
                                                                                             $  5,207,069
---------------------------------------------------------------------------------------------------------
                                                California -- 7.1%
   4,000,000                         NR/NR      California County Tobacco Securitization
                                                Agency, 5.0%, 6/1/47                         $  2,988,880
   6,655,000                         NR/B2      California County Tobacco Securitization
                                                Agency, 5.25%, 6/1/45                           5,211,863
   3,720,000                         B-/NR      California County Tobacco Securitization
                                                Agency, 5.25%, 6/1/45                           2,894,011
   6,300,000                         BB/NR      California Municipal Finance Authority,
                                                6.0%, 7/1/42                                    6,189,939
   3,230,000                         BB/NR      California School Finance Authority,
                                                7.125%, 10/1/48                                 3,287,429
   3,000,000                        BB+/NR      California School Finance Authority,
                                                7.375%, 10/1/43                                 3,129,900
   1,560,000                         NR/NR      California Statewide Communities
                                                Development Authority, 6.125%, 11/1/33          1,572,854
   4,030,000                         NR/NR      California Statewide Communities
                                                Development Authority, 6.375%, 11/1/43          4,061,353
   2,000,000                         NR/NR      California Statewide Communities
                                                Development Authority, 7.5%, 6/1/42             2,109,380
     315,559                         NR/NR      California Statewide Communities
                                                Development Authority, 9.0%, 12/1/38 (c)            2,739
   4,000,000                       AA-/Aa3      Pittsburg Unified School District,
                                                9/1/38 (d)                                        760,720
   3,925,000                       AA-/Aa3      Pittsburg Unified School District,
                                                9/1/39 (d)                                        690,054
   2,500,000                       AA-/Aa3      Pittsburg Unified School District,
                                                9/1/41 (d)                                        493,700
   1,925,000                       AA-/Aa3      Pittsburg Unified School District,
                                                9/1/42 (d)                                        357,684
                                                                                             ------------
                                                                                             $ 33,750,506
---------------------------------------------------------------------------------------------------------
                                                Colorado -- 5.0%
   2,000,000                         B+/NR      Colorado Educational & Cultural
                                                Facilities Authority, 8.0%, 9/1/43           $  1,995,480
   5,000,000                         B+/NR      Colorado Educational & Cultural
                                                Facilities Authority, 8.125%, 9/1/48            5,001,550
  38,000,000                      BBB/Baa2      E-470 Public Highway Authority,
                                                9/1/40 (d)                                      9,048,180
   1,500,000                      BBB/Baa2      E-470 Public Highway Authority,
                                                9/1/41 (d)                                        334,740

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 15

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Colorado -- (continued)
     8,000,000                       NR/NR      Kremmling Memorial Hospital
                                                District, 7.125%, 12/1/45                    $  7,137,760
                                                                                             ------------
                                                                                             $ 23,517,710
---------------------------------------------------------------------------------------------------------
                                                Florida -- 7.8%
     5,000,000                       NR/NR      Alachua County Health Facilities
                                                Authority, 8.125%, 11/15/46                  $  5,482,150
     5,000,000                       NR/NR      Capital Trust Agency, Inc., 7.375%,
                                                1/1/48                                          4,420,200
    11,000,000                       NR/B1      Capital Trust Agency, Inc., 7.75%, 1/1/41      11,811,030
     3,740,000                       NR/NR      County of Lake Florida, 7.125%,
                                                11/1/42                                         3,424,082
     1,820,000                       NR/NR      County of Liberty Florida, 8.25%,
                                                7/1/28 (c)                                      1,368,877
     1,450,000                       NR/NR      County of Palm Beach Florida,
                                                6/1/16 (144A) (d)                               1,450,000
     2,290,000                       NR/NR      County of Palm Beach Florida,
                                                2.0%, 6/1/16                                    2,292,817
     4,000,000                       BB/NR      Lee County Industrial Development
                                                Authority Florida, 5.375%, 6/15/37              3,793,680
     3,000,000                       BB/NR      Lee County Industrial Development
                                                Authority Florida, 5.75%, 6/15/42               2,966,640
                                                                                             ------------
                                                                                             $ 37,009,476
---------------------------------------------------------------------------------------------------------
                                                Hawaii -- 0.2%
     1,000,000                       NR/NR      State of Hawaii Department of Budget
                                                & Finance, 9.0%, 11/15/44                    $  1,124,160
---------------------------------------------------------------------------------------------------------
                                                Illinois -- 8.0%
       526,959                       NR/NR      Illinois Finance Authority, 11/15/52 (d)     $    110,187
       526,959                       NR/NR      Illinois Finance Authority, 11/15/52 (d)          169,038
     2,634,795                       NR/NR      Illinois Finance Authority, 11/15/52 (d)           98,963
     7,000,000                       NR/NR      Illinois Finance Authority, 5.625%,
                                                2/15/37                                         6,217,330
       485,000                       NR/NR      Illinois Finance Authority, 7.0%, 11/15/17        469,509
       710,000                       NR/NR      Illinois Finance Authority, 7.0%, 11/15/27        640,164
       950,000                       NR/NR      Illinois Finance Authority, 7.0%, 11/15/27        870,856
     5,085,000                       NR/NR      Illinois Finance Authority, 7.625%,
                                                5/15/25                                         5,422,949
     1,750,000                       NR/NR      Illinois Finance Authority, 8.0%, 5/15/30         962,675
     3,295,000                       NR/NR      Illinois Finance Authority, 8.0%, 5/15/40       3,463,276
     2,250,000                       BB/NR      Illinois Finance Authority, 8.125%,
                                                5/15/40                                         1,237,725
    11,135,000                       BB/NR      Illinois Finance Authority, 8.25%,
                                                5/15/45                                         6,125,364
     4,213,653           4.00        NR/NR      Illinois Finance Authority, Floating
                                                Rate Note, 11/15/52                             2,131,940

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Illinois -- (continued)
   2,795,000                         NR/NR      Southwestern Illinois Development
                                                Authority, 5.625%, 11/1/26                   $  2,202,572
     865,000                         NR/NR      Southwestern Illinois Development
                                                Authority, 6.2%, 6/1/17                           886,063
   7,020,000                         NR/NR      Southwestern Illinois Development
                                                Authority, 6.625%, 6/1/37                       6,749,941
                                                                                             ------------
                                                                                             $ 37,758,552
---------------------------------------------------------------------------------------------------------
                                                Indiana -- 3.8%
   1,550,000                         NR/NR      City of Carmel Indiana, 7.0%, 11/15/27       $  1,613,798
   1,750,000                         NR/NR      City of Carmel Indiana, 7.0%, 11/15/32          1,792,682
   2,000,000                         NR/NR      City of Carmel Indiana, 7.125%,
                                                11/15/42                                        2,040,220
   2,000,000                         NR/NR      City of Carmel Indiana, 7.125%,
                                                11/15/47                                        2,034,560
   3,500,000                         NR/NR      City of Crown Point Indiana, 8.0%,
                                                11/15/39                                        3,823,330
   2,340,000                         NR/NR      Vigo County Hospital Authority, 5.8%,
                                                9/1/47 (144A)                                   2,198,477
   4,000,000                         BB/NR      Vigo County Hospital Authority, 8.0%,
                                                9/1/41                                          4,457,440
                                                                                             ------------
                                                                                             $ 17,960,507
---------------------------------------------------------------------------------------------------------
                                                Iowa -- 1.5%
   1,315,000                         NR/NR      Iowa Finance Authority, 11/15/21 (d)         $    759,281
   1,445,000                         NR/NR      Iowa Finance Authority, 11/15/27 (d)              834,343
   4,365,000                         BB/NR      Iowa Finance Authority, 11/15/37 (d)            2,520,351
   3,580,000                         B+/B2      Iowa Tobacco Settlement Authority,
                                                5.625%, 6/1/46                                  2,852,258
                                                                                             ------------
                                                                                             $  6,966,233
---------------------------------------------------------------------------------------------------------
                                                Louisiana -- 1.0%
   5,800,000                         NR/NR      Tensas Parish Law Enforcement District,
                                                10/1/26 (c)(d)                               $  4,654,152
---------------------------------------------------------------------------------------------------------
                                                Maryland -- 0.8%
   4,115,000                         NR/NR      County of Howard Maryland,
                                                5.25%, 4/1/27                                $  3,778,105
---------------------------------------------------------------------------------------------------------
                                                Massachusetts -- 2.7%
   1,116,746                         NR/NR      Massachusetts Development Finance
                                                Agency, 11/15/56 (d)                         $      5,238
   6,000,000                        AA/Aa2      Massachusetts Development Finance
                                                Agency, 5.0%, 7/1/44                            6,381,720
     224,523                         NR/NR      Massachusetts Development Finance
                                                Agency, 5.5%, 11/15/46                            160,112

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 17

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Massachusetts -- (continued)
     1,235,770                       NR/NR      Massachusetts Development Finance
                                                Agency, 6.25%, 11/15/26                      $  1,102,962
     2,224,798                       NR/NR      Massachusetts Development Finance
                                                Agency, 6.25%, 11/15/39                         1,827,338
       751,584                       NR/NR      Massachusetts Development Finance
                                                Agency, 6.25%, 11/15/46                           601,132
     2,000,000                       NR/NR      Massachusetts Development Finance
                                                Agency, 6.75%, 10/15/37                         2,041,580
       870,000                       NR/NR      Massachusetts Development Finance
                                                Agency, 7.625%, 10/15/37                          940,148
     3,500,000                       NR/NR      Massachusetts Health & Educational
                                                Facilities Authority, 1/15/38 (c)(d)                9,835
                                                                                             ------------
                                                                                             $ 13,070,065
---------------------------------------------------------------------------------------------------------
                                                Michigan -- 5.9%
     5,485,000                     BBB-/NR      Flint International Academy, 5.75%,
                                                10/1/37                                      $  5,239,601
     4,560,000                       NR/NR      Michigan Public Educational Facilities
                                                Authority, 5.875%, 6/1/37                       4,235,465
       260,000                       BB/NR      Michigan Public Educational Facilities
                                                Authority, 7.25%, 4/1/20                          277,108
     2,020,000                       BB/NR      Michigan Public Educational Facilities
                                                Authority, 8.0%, 4/1/40                         2,130,858
     1,750,000                       NR/NR      Michigan State Hospital Finance
                                                Authority, 5.5%, 11/15/35                       1,553,282
     3,175,000                       NR/NR      Michigan Strategic Fund, 7.25%, 1/1/39          3,268,662
     4,000,000           6.62        NR/NR      Michigan Strategic Fund, Floating
                                                Rate Note, 11/1/41                              3,981,920
     7,135,000           6.75         A/A2      Michigan Strategic Fund, Floating
                                                Rate Note, 3/1/40                               7,435,598
                                                                                             ------------
                                                                                             $ 28,122,494
---------------------------------------------------------------------------------------------------------
                                                Minnesota -- 1.5%
     5,000,000                       NR/NR      Bloomington Port Authority, 9.0%,
                                                12/1/35                                      $  5,496,700
     1,500,000                       NR/NR      City of Brooklyn Park Minnesota,
                                                9.25%, 3/1/39                                   1,653,990
                                                                                             ------------
                                                                                             $  7,150,690
---------------------------------------------------------------------------------------------------------
                                                Missouri -- 2.8%
     5,920,000                       BB/NR      Community Memorial Hospital District,
                                                6.68%, 12/1/34                               $  5,840,790
     4,500,000                       NR/NR      Kirkwood Industrial Development
                                                Authority, 8.25%, 5/15/45                       5,026,770
     2,125,000                       NR/NR      St Louis County Industrial Development
                                                Authority, 6.125%, 8/15/42                      2,011,036
       500,000                       NR/Ca      St. Louis Industrial Development
                                                Authority, 7.2%, 12/15/28 (c)                     154,135

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Massachusetts -- (continued)
                                                Missouri -- (continued)
   1,365,000                         NR/Ca      St. Louis Industrial Development
                                                Authority, 7.25%, 12/15/35 (c)               $    420,789
                                                                                             ------------
                                                                                             $ 13,453,520
---------------------------------------------------------------------------------------------------------
                                                New Jersey -- 1.3%
   6,000,000                         NR/NR      New Jersey Economic Development
                                                Authority, 6.625%, 1/1/37                    $  6,028,620
---------------------------------------------------------------------------------------------------------
                                                New York -- 2.0%
   8,000,000                         NR/NR      The Erie County Industrial Development
                                                Agency, 10/1/30 (c)(d)                       $  3,835,680
  10,000,000                         NR/NR      The Erie County Industrial Development
                                                Agency, 10/1/30 (c)(d)                          4,794,600
   1,795,000                         NR/NR      The Erie County Industrial Development
                                                Agency, 10/1/30 (c)(d)                            860,631
                                                                                             ------------
                                                                                             $  9,490,911
---------------------------------------------------------------------------------------------------------
                                                Pennsylvania -- 2.7%
   2,005,000                       B-/Caa3      Pennsylvania Economic Development
                                                Financing Authority, 7.5%, 5/1/20            $  2,215,204
   8,445,000                       B-/Caa3      Pennsylvania Economic Development
                                                Financing Authority, 8.0%, 5/1/29               9,475,797
   1,000,000                        BB-/NR      Philadelphia Authority for Industrial
                                                Development, 6.5%, 6/15/33 (144A)               1,005,510
                                                                                             ------------
                                                                                             $ 12,696,511
---------------------------------------------------------------------------------------------------------
                                                Rhode Island -- 0.8%
   2,065,000                         NR/NR      Central Falls Detention Facility Corp.,
                                                7.25%, 7/15/35                               $  1,541,295
   2,000,000                         NR/NR      Rhode Island Health & Educational
                                                Building Corp., 8.375%, 1/1/46                  2,222,840
                                                                                             ------------
                                                                                             $  3,764,135
---------------------------------------------------------------------------------------------------------
                                                Texas -- 19.0%
  10,125,000             5.40         CC/C      Brazos River Authority, Floating Rate
                                                Note, 10/1/29                                $    354,274
     234,442                         NR/NR      Gulf Coast Industrial Development
                                                Authority, 12/1/36 (c)(d)                           2,108
     345,000                         NR/NR      HFDC of Central Texas, Inc., 6.375%,
                                                11/15/19 (c)                                      234,531
   1,600,000                         NR/NR      HFDC of Central Texas, Inc., 7.75%,
                                                11/15/29 (c)                                    1,040,000
   6,825,000                         NR/NR      HFDC of Central Texas, Inc., 7.75%,
                                                11/15/44 (c)                                    4,436,250
  24,000,000                         NR/NR      Jefferson County Industrial Development
                                                Corp., Texas, 8.25%, 7/1/32                    23,640,000

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 19

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Texas -- (continued)
     1,455,000                       BB/NR      Kinney County Public Facilities Corp.,
                                                7.0%, 11/1/25                                $  1,375,542
     3,820,000                       NR/NR      Red River Health Facilities Development
                                                Corp., 12.0%, 12/14/17                          3,826,418
     2,000,000                       NR/NR      Red River Health Facilities Development
                                                Corp., 8.0%, 11/15/46                           2,145,360
    24,000,000                       NR/NR      Sanger Industrial Development Corp.,
                                                8.0%, 7/1/38                                   24,579,837
       985,000                       BB/Ba      Tarrant County Cultural Education
                                                Facilities Finance Corp., 7.5%, 11/15/16          949,914
     1,775,000                       BB/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.0%, 11/15/28        1,617,984
     2,250,000                       NR/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.0%, 11/15/29        2,194,740
       120,000                       NR/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.0%, 11/15/34          129,043
     5,000,000                       NR/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.125%,
                                                11/15/39                                        4,789,250
     8,350,000                       NR/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.125%,
                                                11/15/44                                        8,960,302
     5,000,000                       NR/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.25%, 11/15/44       4,401,150
     5,000,000                       NR/NR      Tarrant County Cultural Education
                                                Facilities Finance Corp., 8.25%, 11/15/44       4,821,200
     1,000,000                       NR/NR      Texas Midwest Public Facility Corp.,
                                                10/1/30 (c)(d)                                    420,890
                                                                                             ------------
                                                                                             $ 89,918,793
---------------------------------------------------------------------------------------------------------
                                                Utah -- 2.0%
     1,510,000                       NR/NR      Utah State Charter School Finance
                                                Authority, 7.25%, 5/15/21                    $  1,610,385
     1,985,000                       NR/NR      Utah State Charter School Finance
                                                Authority, 8.125%, 5/15/31                      2,115,831
     5,145,000                       NR/NR      Utah State Charter School Finance
                                                Authority, 8.5%, 5/15/41                        5,566,376
                                                                                             ------------
                                                                                             $  9,292,592
---------------------------------------------------------------------------------------------------------
                                                Washington -- 3.5%
     6,500,000                       NR/NR      Washington State Housing Finance
                                                Commission, 5.625%, 1/1/27                   $  6,058,975
     9,160,000                       NR/NR      Washington State Housing Finance
                                                Commission, 5.625%, 1/1/38                      8,004,558
     3,000,000                       NR/NR      Washington State Housing Finance
                                                Commission, 6.75%, 10/1/47                      2,754,210
                                                                                             ------------
                                                                                             $ 16,817,743
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                West Virginia -- 8.1%
   25,000,000                        NR/NR      City of Philippi West Virginia,
                                                7.75%, 10/1/44                               $ 23,957,750
   11,885,000                        NR/NR      West Virginia Hospital Finance
                                                Authority, 9.125%, 10/1/41                     14,390,596
                                                                                             ------------
                                                                                             $ 38,348,346
---------------------------------------------------------------------------------------------------------
                                                Wisconsin -- 5.7%
   10,182,500                        NR/NR      Public Finance Authority, 7.0%, 10/1/42      $  9,534,791
    5,325,000                        NR/NR      Public Finance Authority, 8.25%, 6/1/46         5,939,612
    8,750,000                        NR/NR      Public Finance Authority, 8.375%, 6/1/20        8,770,825
    2,480,000                        NR/NR      Public Finance Authority, 8.375%, 6/1/37        2,824,149
                                                                                             ------------
                                                                                             $ 27,069,377
---------------------------------------------------------------------------------------------------------
                                                TOTAL MUNICIPAL BONDS
                                                (Cost $461,876,892)                          $446,950,267
---------------------------------------------------------------------------------------------------------
                                                MUNICIPAL COLLATERALIZED
                                                DEBT OBLIGATION - 0.0%+
    1,175,000                                   Non-Profit Preferred Funding Trust I,
                                                Floating Rate Note, 9/15/37 (144A)           $    249,382
---------------------------------------------------------------------------------------------------------
                                                TOTAL MUNICIPAL COLLATERALIZED
                                                DEBT OBLIGATION
                                                (Cost $1,172,429)                            $    249,382
---------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT IN
                                                SECURITIES -- 94.3%
                                                (Cost $463,049,321) (a)(e)                   $447,199,649
---------------------------------------------------------------------------------------------------------
                                                OTHER ASSETS & LIABILITIES -- 5.7%           $ 26,999,194
---------------------------------------------------------------------------------------------------------
                                                TOTAL NET ASSETS -- 100.0%                   $474,198,843
=========================================================================================================

+         Amount rounds to less than 0.1%.

NR        Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2014, the value of these securities amounted to $4,903,369 or 1.0% of total net assets.

(a) At February 28, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $462,544,048 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                 $ 26,951,038

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                  (42,295,437)
                                                                                           ------------
               Net unrealized depreciation                                                 $(15,344,399)
                                                                                           ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)       Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 21

(e) The concentration of investments by type of obligation/market sector is as follows:

Revenue Bonds:
Health                                                                   42.2%
Pollution Control Revenue                                                19.4%
Education                                                                14.3%
Various Revenues                                                         10.6%
Reserves                                                                  4.3%
Transportation                                                            4.2%
Special Revenues                                                          3.5%
Housing                                                                   0.9%
Insured                                                                   0.5%
General Obligation                                                        0.1%
------------------------------------------------------------------------------
                                                                        100.0%
==============================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2014 aggregated $47,542,665 and $211,770,552, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                                     Level 1      Level 2       Level 3    Total
---------------------------------------------------------------------------------------
Municipal Bonds                        $--   $446,950,267           $--    $446,950,267
Municipal Collateralized
  Debt Obligation                       --        249,382            --         249,382
---------------------------------------------------------------------------------------
Total                                  $--   $447,199,649           $--    $447,199,649
=======================================================================================

During the six months ended February 28, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $463,049,321)                                        $447,199,649
  Cash                                                                                            24,864,345
  Receivables --
     Investment securities sold                                                                    2,662,547
     Fund shares sold                                                                                844,957
     Interest                                                                                      9,102,798
  Other                                                                                               44,698
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                            $484,718,994
=============================================================================================================
LIABILITIES:
  Payables --
      Investment securities purchased                                                           $  7,185,857
      Fund shares repurchased                                                                      2,638,975
      Dividends                                                                                      486,487
  Due to affiliates                                                                                  105,964
  Accrued expenses                                                                                   102,868
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       $ 10,520,151
=============================================================================================================
NET ASSETS:
  Paid-in capital                                                                               $536,085,142
  Undistributed net investment income                                                              8,337,152
  Accumulated net realized loss on investments                                                   (54,373,779)
  Net unrealized depreciation on investments                                                     (15,849,672)
-------------------------------------------------------------------------------------------------------------
        Total net assets                                                                        $474,198,843
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $228,632,194/32,150,771 shares)                                             $       7.11
  Class C (based on $156,220,119/21,967,010 shares)                                             $       7.11
  Class Y (based on $89,346,530/12,729,483 shares)                                              $       7.02
MAXIMUM OFFERING PRICE:
  Class A ($7.11 (divided by) 95.5%)                                                            $       7.45
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 23

Statement of Operations (unaudited)

For the Six Months Ended 2/28/14

INVESTMENT INCOME:
   Interest                                                               $17,931,156
-------------------------------------------------------------------------------------------------------------
         Total investment income                                                                $ 17,931,156
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 1,278,947
  Transfer agent fees
     Class A                                                                   16,734
     Class C                                                                    5,061
     Class Y                                                                    1,167
  Distribution fees
     Class A                                                                  295,568
     Class C                                                                  865,971
  Shareholder communications expense                                          163,858
  Administrative reimbursement                                                 86,400
  Custodian fees                                                                7,792
  Registration fees                                                            32,855
  Professional fees                                                            25,275
  Printing expense                                                              7,826
  Fees and expenses of nonaffiliated Trustees                                   7,016
  Miscellaneous                                                                29,358
-------------------------------------------------------------------------------------------------------------
         Total expenses                                                                         $  2,823,828
-------------------------------------------------------------------------------------------------------------
            Net investment income                                                               $ 15,107,328
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND CLASS ACTIONS:
  Net realized gain on:
     Investments                                                          $ 1,444,742
     Class actions                                                              2,580           $  1,447,322
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                          $ (6,584,004)
-------------------------------------------------------------------------------------------------------------
  Net loss on investments                                                                       $ (5,136,682)
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $  9,970,646
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      2/28/14                Year Ended
                                                                      (unaudited)            8/31/13
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $  15,107,328          $   48,312,643
Net realized gain on investments and class actions                        1,447,322              15,135,141
Change in net unrealized appreciation (depreciation)
  on investments                                                         (6,584,004)            (86,344,407)
------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                             $   9,970,646          $  (22,896,623)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.44 per share, respectively)               $  (7,661,491)         $  (19,349,016)
      Class C ($0.20 and $0.38 per share, respectively)                  (4,949,235)            (12,640,678)
      Class Y ($0.23 and $0.45 per share, respectively)                  (3,405,399)            (10,604,265)
------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                           $ (16,016,125)         $  (42,593,959)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  86,261,181          $  259,833,657
Reinvestment of distributions                                            12,703,411              32,589,669
Cost of shares repurchased                                             (183,830,808)           (476,972,507)
------------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                      $ (84,866,216)         $ (184,549,181)
------------------------------------------------------------------------------------------------------------
      Net decrease in net assets                                      $ (90,911,695)         $ (250,039,763)
NET ASSETS:
Beginning of period                                                     565,110,538             815,150,301
------------------------------------------------------------------------------------------------------------
End of period                                                         $ 474,198,843          $  565,110,538
============================================================================================================
Undistributed net investment income                                   $   8,337,152          $    9,245,949
============================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 25

------------------------------------------------------------------------------------------------------------
                                         '14 Shares       '14 Amount
                                        (unaudited)      (unaudited)        '13 Shares      '13 Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                               6,990,664      $  49,869,804       14,993,517     $ 120,667,855
Reinvestment of distributions               935,001          6,671,432        1,982,918        15,747,383
Less shares repurchased                 (10,583,923)       (75,381,153)     (29,176,427)     (231,678,201)
------------------------------------------------------------------------------------------------------------
      Net decrease                       (2,658,258)     $ (18,839,917)     (12,199,992)    $ (95,262,963)
============================================================================================================
Class C
Shares sold                               1,427,417      $  10,188,447        5,733,047     $  46,286,122
Reinvestment of distributions               542,199          3,870,395        1,208,628         9,597,190
Less shares repurchased                  (7,168,024)       (51,061,002)     (13,216,214)     (103,481,378)
------------------------------------------------------------------------------------------------------------
      Net decrease                       (5,198,408)     $ (37,002,160)      (6,274,539)    $ (47,598,066)
============================================================================================================
Class Y
Shares sold                               3,715,746      $  26,202,930       11,686,311     $  92,879,680
Reinvestment of distributions               306,869          2,161,584          921,213         7,245,096
Less shares repurchased                  (8,157,952)       (57,388,653)     (18,272,467)     (141,812,928)
------------------------------------------------------------------------------------------------------------
      Net decrease                       (4,135,337)     $ (29,024,139)      (5,664,943)    $ (41,688,152)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year       Year       Year       Year
                                                               2/28/14      Ended       Ended      Ended      Ended      Ended
                                                               (unaudited)  8/31/13     8/31/12    8/31/11    8/31/10    8/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $   7.19     $   7.94    $   7.58   $   7.97   $   6.84   $  8.70
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                       $   0.23     $   0.53    $   0.47   $   0.53   $   0.55   $  0.56
   Net realized and unrealized gain (loss) on investments         (0.08)       (0.84)       0.34      (0.40)      1.12     (1.86)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment
   operations                                                  $   0.15     $  (0.31)   $   0.81   $   0.13   $   1.67   $ (1.30)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.23)    $  (0.44)   $  (0.45)  $  (0.52)  $  (0.55)  $ (0.56)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.08)    $  (0.75)   $   0.36   $  (0.39)  $   1.12   $ (1.86)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   7.11     $   7.19    $   7.94   $   7.58   $   7.97   $  6.84
==================================================================================================================================
Total return*                                                      2.13%       (4.26)%     11.24%      1.83%     25.15%   (14.41)%
Ratio of net expenses to average net assets                        0.87%**      0.88%       0.89%      0.88%      0.90%     0.90%
Ratio of net investment income to average net assets               6.12%**      6.26%       6.25%      6.98%      7.08%     8.32%
Portfolio turnover rate                                              19%**        17%         54%        65%        15%       50%
Net assets, end of period (in thousands)                       $228,632     $250,163    $373,039   $378,883   $311,324   $38,312
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.87%**      0.88%       0.89%      0.88%      0.95%     1.28%
   Net investment income                                           6.12%**      6.26%       6.25%      6.98%      7.03%     7.95%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 27

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year       Year       Year       Year
                                                             2/28/14      Ended       Ended      Ended      Ended      Ended
                                                             (unaudited)  8/31/13     8/31/12    8/31/11    8/31/10    8/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   7.19     $   7.94    $   7.58   $   7.96   $   6.83   $  8.68
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.22     $   0.46    $   0.41   $   0.47   $   0.49   $  0.50
   Net realized and unrealized gain (loss) on investments       (0.10)       (0.83)       0.35      (0.39)      1.12     (1.85)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment
   operations                                                $   0.12     $  (0.37)   $   0.76   $   0.08   $   1.61   $ (1.35)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.20)    $  (0.38)   $  (0.40)  $  (0.46)  $  (0.48)  $ (0.50)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.08)    $  (0.75)   $   0.36   $  (0.38)  $   1.13   $ (1.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.11     $   7.19    $   7.94   $   7.58   $   7.96   $  6.83
==================================================================================================================================
Total return*                                                    1.74%       (4.98)%     10.42%      1.19%     24.11%   (15.17)%
Ratio of net expenses to average net assets                      1.64%**      1.63%       1.63%      1.63%      1.69%     1.80%
Ratio of net investment income to average net assets             5.36%**      5.53%       5.50%      6.24%      6.31%     7.44%
Portfolio turnover rate                                            19%**        17%         54%        65%        15%       50%
Net assets, end of period (in thousands)                     $156,220     $195,290    $265,448   $244,848   $184,068   $22,319
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.64%**      1.63%       1.63%      1.63%      1.69%     1.98%
   Net investment income                                         5.36%**      5.53%       5.50%      6.24%      6.31%     7.26%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year        Year       Year       Year      Year
                                                                  2/28/14     Ended       Ended      Ended      Ended     Ended
                                                                  (unaudited) 8/31/13     8/31/12    8/31/11    8/31/10   8/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $  7.10     $   7.84    $   7.49   $   7.88   $  6.80   $  8.63
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.26     $   0.53    $   0.48   $   0.53   $  0.57   $  0.55
   Net realized and unrealized gain (loss) on investments           (0.11)       (0.82)       0.33      (0.39)     1.08     (1.83)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.15     $  (0.29)   $   0.81   $   0.14   $  1.65   $ (1.28)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.23)    $  (0.45)   $  (0.46)  $  (0.53)  $ (0.56)  $ (0.55)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.08)    $  (0.74)   $   0.35   $  (0.39)  $  1.09   $ (1.83)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  7.02     $   7.10    $   7.84   $   7.49   $  7.88   $  6.80
==================================================================================================================================
Total return*                                                        2.19%       (4.05)%     11.43%      2.02%    24.73%   (14.30)%
Ratio of net expenses to average net assets                          0.71%**      0.72%       0.67%      0.67%     0.67%     0.99%
Ratio of net investment income to average net assets                 6.27%**      6.40%       6.46%      7.21%     7.32%     8.23%
Portfolio turnover rate                                                19%**        17%         54%        65%       15%       50%
Net assets, end of period (in thousands)                          $89,347     $119,658    $176,664   $198,089   $77,757   $ 2,317
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.71%**      0.72%       0.67%      0.67%     0.67%     1.04%
   Net investment income                                             6.27%**      6.40%       6.46%      7.21%     7.32%     8.18%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 29

Notes to Financial Statements | 2/28/14 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At February 28, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

     Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 31

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                                               $40,383,212
     Ordinary income                                                   2,210,747
     ---------------------------------------------------------------------------
          Total                                                      $42,593,959
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2013:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                               $  9,472,465
     Capital loss carryforward                                      (55,821,101)
     Dividend payable                                                  (731,789)
     Net unrealized depreciation                                     (8,760,395)
     ---------------------------------------------------------------------------
         Total                                                    $ (55,840,820)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $23,205 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended February 28, 2014, the Fund recognized gains of $2,580 in settlement of class action lawsuits from one company, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 33 next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,422 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 41,658
Class C                                                                   52,007
Class Y                                                                   70,193
--------------------------------------------------------------------------------
  Total                                                                 $163,858
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $75,844 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2014.

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,698 in distribution fees payable to PFD at February 28, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2014, CDSCs in the amount of $36,083 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 35 of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2014, the Fund had no borrowings under the credit agreement.

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 37 management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2013, in the second quintile of its Morningstar category for the three year period ended June 30, 2013, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Morningstar peer group and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Fund's expense ratio was approximately seven basis points higher than the median expense ratio of the Fund's Morningstar peer group, and approximately three basis points higher than the median expense ratio of the Fund's Strategic Insight peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that,

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 39 under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 41

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Daniel K. Kingsbury, President*
David R. Bock                               Mark D. Goodwin, Executive
Benjamin M. Friedman                          Vice President
Margaret B.W. Graham                        Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                         Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

                           This page for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14 43

                           This page for your notes.

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 20563-07-0414

                     Pioneer Absolute Return
                     Bond Fund

--------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2014
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A       ABRDX*
                     Class C       ARCBX*
                     Class Y       ARBYX*

                     *Class A, C, and Y shares were first publicly offered on
                      January 31, 2014.

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          22

Notes to Financial Statements                                                 29

Approval of Investment Advisory Agreement                                     46

Trustees, Officers and Service Providers                                      48

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

In the following interview, portfolio managers Tanguy Le Saout and Cosimo Marasciulo discuss the factors that influenced Pioneer Absolute Return Bond Fund's performance for the abbreviated semiannual reporting period beginning with the Fund's inception on January 30, 2014, and ending February 28, 2014, as well as their investment approach in managing the Fund. Mr. Le Saout, Head of European Fixed Income and a portfolio manager based in Pioneer's Dublin office, and Mr. Marasciulo, Head of Government Bonds and a portfolio manager at Pioneer, also based in Dublin, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the abbreviated semiannual reporting period ended February 28, 2014?

A Pioneer Absolute Return Bond Fund's Class A shares returned -0.70% at net asset value during the period between January 30, 2014, and February 28, 2014. During the one-month period ended February 28, 2014, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.00%.

Q    Can you provide an overview of the Fund's investment approach?

A Certainly. The big picture is that we aim to have the Fund's annualized return exceed that of three-month Treasury bills on a rolling three-year annualized basis, while targeting portfolio volatility that is in a range of up to 4%. To achieve that goal, we seek to provide positive absolute Fund returns over most trailing 12-month periods, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our objectives, the Fund's returns cannot be overly dependent on the price performance of one or more fixed-income categories. Therefore, in seeking positive Fund returns regardless of market conditions, we divide the portfolio into two distinct parts.

     The core of the Fund's portfolio, representing around 70% of assets, is invested in three-month Treasury bills. The other 30% of assets is invested in a range of strategies, each of which is designed to provide the Fund with alpha, or excess return. (Alpha is the additional return produced from a portfolio manager above that of a passive market index.) Each strategy is focused on a different segment of the fixed-income market. Importantly, each strategy seeks to benefit from both positive and negative markets. This means the Fund is positioned in some asset categories within the broad bond market through long exposures, while also positioned against other

4 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 asset categories via short exposures. Each alpha-oriented strategy is managed independently by a specialist in that particular segment of the market who is responsible for implementing his or her individual views. This, in our view, provides the Fund with an added level of diversification* across different asset classes when compared with investment vehicles where asset allocation and security selection are more closely tied together.

     Importantly, we closely track the portfolio risks we have assumed across all of the alpha-related strategies, and operate within an overall "risk budget" for the portfolio based on our objective of avoiding negative Fund returns over a 12-month period.

Q Can you review the principal portfolio investment strategies you implemented during the Fund's abbreviated semiannual reporting period ended February 28, 2014?

A In addition to the portfolio's core position in three-month Treasuries, we have implemented a number of different positions across the alpha portion of the portfolio. Among the more significant alpha-oriented positions in the Fund is a short exposure to European credit spreads. This positioning is based on our view that spreads (yield differences) between lower- and higher-quality credits within the region have narrowed past the point of fair value. As a result, the Fund is in effect positioned for higher yield differentials in the relatively near future to compensate for the risks associated with lower-quality issues. Looking at the U.S. market, our assessment is that bond prices do not fully reflect the likely extent of interest-rate increases as the U.S. Federal Reserve (the Fed) continues to gradually draw down its very accommodative monetary policies. In particular, we expect shorter-term rates to be affected in a meaningful way in 2014 once markets digest the outlook for a higher Federal funds rate. We have used a variety of instruments to implement a portfolio exposure that we believe will benefit the Fund's performance under such a scenario. At the same time, we expect the U.S. dollar to benefit from rising U.S. interest rates, and the Fund, consequently, has a long U.S. dollar position versus the Japanese yen.

     As the Fund began investment operations at the end of January, in looking at European sovereign-debt levels, we viewed the yield level on Italy's 10-year maturity bond as insufficient and reflective of undue levels of optimism concerning the recovery of the Italian economy. As a result, we took a short position in Italian 10-year bonds, expecting their yields to rise. However, that position began to work against the Fund's returns and we eliminated it before the end of the period. Finally, we implemented a Fund position designed to benefit from higher inflation in Japan, and that has

* Diversification does not assure a profit nor protect against loss in a declining market.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 5 worked out well so far. The positioning was based in large part on our view that the efforts by Japan's government to inflate the country's economy would meet with some success.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A We expect volatility to be a feature of the investment backdrop in 2014, as it becomes even clearer that the Fed is no longer prepared to step in and backstop conditions each time there is a run of disappointing economic data releases. The Fed's bond purchases are currently on a track to end in November 2014, and Fed Chair Janet Yellen recently suggested that an increase in the Federal funds rate could follow six months after the "tapering" of bond purchases is finished. In our view, the markets have not fully digested the implications this policy shift may have on U.S. interest rates, or for the U.S. dollar as rates increase.

     Our outlook for fixed-income markets in Europe is more favorable. Despite its common currency, Europe continues to deal with a two-tier economy. Rather than hiking interest rates, there is a real question as to whether or not the European Central Bank will feel compelled to step up with more policy support for the weaker euro zone economies. These are just some of the macroeconomic factors we will monitor closely as we seek to inform the various positions implemented within the alpha-oriented portion of the Fund's portfolio.

Please refer to the Schedule of Investments on pages 15-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Absolute Return Bond invests in derivatives, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

The Fund is subject to duration risk. Duration seeks to measure the price sensitivity of a fixed income security to interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates.

6 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds, on which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 7

Portfolio Summary | 2/28/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Temporary Cash Investments                                                 76.9%
Foreign Government Bonds                                                   21.7%
Swaptions                                                                   1.3%
Options                                                                     0.1%

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              78.2%
Ireland                                                                     6.9%
Japan                                                                       5.2%
Italy                                                                       3.8%
France                                                                      3.1%
Spain                                                                       2.7%
Other (individually less than 0.1%)                                         0.1%

8 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1. Japanese Government CPI Linked Bond, 0.1%, 9/10/23                     5.22%
--------------------------------------------------------------------------------
 2. Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19                      3.79
--------------------------------------------------------------------------------
 3. France Government Bond OAT, 4.0%, 4/25/55                              3.16
--------------------------------------------------------------------------------
 4. Ireland Government Bond, 4.5%, 4/18/20                                 2.57
--------------------------------------------------------------------------------
 5. Ireland Government Bond, 5.0%, 10/18/20                                2.48
--------------------------------------------------------------------------------
 6. Ireland Government Bond, 3.9%, 3/20/23                                 1.84
--------------------------------------------------------------------------------
 7. Spain Government Bond, 4.7%, 7/30/41                                   1.34
--------------------------------------------------------------------------------
 8. Spain Government Bond, 5.15%, 10/31/44                                 1.34
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                           2/28/14                      1/30/14*
--------------------------------------------------------------------------------
           A                              $9.93                        $10.00
--------------------------------------------------------------------------------
           C                              $9.93                        $10.00
--------------------------------------------------------------------------------
           Y                              $9.93                        $10.00
--------------------------------------------------------------------------------

Distributions per Share: 1/30/14-2/28/14*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term         Long-Term
         Class              Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A                 $--                   $--               $--
--------------------------------------------------------------------------------
           C                 $--                   $--               $--
--------------------------------------------------------------------------------
           Y                 $--                   $--               $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 10-12.

*     The Fund commenced operations on January 30, 2013.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 9

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Absolute Return Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                            Net Asset          Public Offering
Period                      Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)                   -0.70%             -5.16%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 10, 2014,
as revised January 30, 2014)
--------------------------------------------------------------------------------
                            Gross              Net
--------------------------------------------------------------------------------
                            1.34%              1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Absolute         BofA ML 3-month
                            Return Bond Fund         US Treasury Index
 1/31/2014                  $ 9,550                  $ 10,000
 2/28/2014                  $ 9,522                  $ 10,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)                   -0.70%             -1.69%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 10, 2014,
as revised January 30, 2014)
--------------------------------------------------------------------------------
                            Gross              Net
--------------------------------------------------------------------------------
                            2.09%            1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Absolute         BofA ML 3-month
                            Return Bond Fund         US Treasury Index
1/31/2014                   $ 10,000                 $ 10,000
2/28/2014                   $  9,860                 $ 10,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)                   -0.60%             -0.60%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 10, 2014,
as revised January 30, 2014)
--------------------------------------------------------------------------------
                            Gross              Net
--------------------------------------------------------------------------------
                            1.09%              0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Absolute         BofA ML 3-month
                            Return Bond Fund         US Treasury Index
 1/31/2014                  $5,000,000               $ 5,000,000
 2/28/2014                  $4,985,000               $ 5,000,029

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on actual returns from January 31, 2014, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 1/31/14           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/28/14                                   $  997.00    $  996.00    $  997.00
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    0.79    $    1.39    $    0.59
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the partial year period).

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 31, 2014, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C           Y
--------------------------------------------------------------------------------
Beginning Account Value on 1/31/14           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/28/14                                   $1,003.18    $1,002.58    $1,003.38
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    0.80    $    1.39    $    0.60
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the partial year period).

14 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Schedule of Investments | 2/28/14 (unaudited)

--------------------------------------------------------------------------------------------------
 Principal           Floating    S&P/Moody's
 Amount ($)          Rate (b)    Ratings                                             Value
--------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT
                                               BONDS -- 21.3%
JPY       380,000                     NR/Aa1   France Government Bond OAT,
                                               4.0%, 4/25/55                         $     615,424
EURO      240,000                  BBB+/Baa3   Ireland Government Bond, 3.9%,
                                               3/20/23                                     358,906
EURO      320,000                  BBB+/Baa3   Ireland Government Bond, 4.5%,
                                               4/18/20                                     500,863
EURO      300,000                  BBB+/Baa3   Ireland Government Bond, 5.0%,
                                               10/18/20                                    483,220
EURO      508,242                    NR/Baa2    Italy Buoni Poliennali Del Tesoro,
                                               2.35%, 9/15/19                              738,087
EURO   96,576,000                     NR/Aa3   Japanese Government CPI Linked
                                               Bond, 0.10%, 9/10/23                      1,017,566
EURO      180,000                  BBB-/Baa2   Spain Government Bond, 4.70%, 7/30/41       261,599
EURO      170,000                  BBB-/Baa2   Spain Government Bond, 5.15%,
                                               10/31/44                                    261,124
                                                                                     -------------
                                                                                     $   4,236,789
--------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN GOVERNMENT BONDS
                                               (Cost $4,139,170)                     $   4,236,789
--------------------------------------------------------------------------------------------------
                                               PURCHASED PUT OPTIONS -- 0.1%
EURO      120,000                              Put EUR/Call NOK @ 8.40, 6/16/14      $       3,533
EURO       80,000                              Put EUR/Call USD @ 1.30, 7/22/14                326
EURO       80,000                              Put EUR/Call USD @ 1.34, 5/20/14                404
EURO       80,000                              Put EUR/Call USD @ 1.35, 4/8/14                 226
EURO       70,000                              Put EUR/Call USD @ 1.37, 7/3/14                 113
           90,000                              Put USD/Call INR @ 61.60, 6/8/14              1,098
          100,000                              Put USD/Call INR @ 62.20, 12/19/14            1,591
          200,000                              Put USD/Call MYR @ 3.30, 5/15/14              2,966
          110,000                              Put USD/Call TRY @ 2.17, 1/7/15                 991
          160,000                              Put USD/Call TRY @ 2.17, 1/13/15              1,533
--------------------------------------------------------------------------------------------------
                                               TOTAL PURCHASED PUT OPTIONS
                                               (Cost $14,378)                        $      12,781
--------------------------------------------------------------------------------------------------
                                               PURCHASED CALL OPTIONS -- 0.0%+
          120,000                              Call USD/Put JPY @ 104.00, 3/27/14    $         244
AUD       135,000                              Call AUD/Put NZD @ 1.09 5/12/14                 572
AUD       182,000                              Call AUD/Put NZD @ 1.07, 4/15/14              1,248
NOK     1,000,000                              Call NOK/Put SEK @ 1.06, 4/15/14              2,177
          160,000                              Call USD/Put JPY @ 102.00 6/4/14              2,671
--------------------------------------------------------------------------------------------------
                                               TOTAL PURCHASED CALL OPTIONS
                                               (Cost $10,321)                        $       6,912
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 15

--------------------------------------------------------------------------------------------------
 Principal           Floating    S&P/Moody's
 Amount ($)          Rate (b)    Ratings                                             Value
--------------------------------------------------------------------------------------------------
                                               INTEREST RATE SWAPTIONS -- 1.2%
       12,000,000                              Options to receive fixed rate 2.29%
                                               and pay LIBOR USD 3 month, Credit
                                               Suisse International, 2/9/15          $     202,819
        2,500,000                              Options to receive fixed rate 2.29%
                                               and pay LIBOR USD 3 month, Morgan
                                               Stanley Capital Services LLC, 2/9/15         42,254
--------------------------------------------------------------------------------------------------
                                               TOTAL INTEREST RATE SWAPTIONS
                                               (Cost $244,750)                       $     245,073
--------------------------------------------------------------------------------------------------
                                               TEMPORARY CASH
                                               INVESTMENTS -- 75.5%
        1,430,000                      NR/NR   U.S. Treasury Bills, 11/13/14 (c)     $   1,429,088
        3,000,000                      NR/NR   U.S. Treasury Bills, 3/27/14 (c)          2,999,914
        3,000,000                      NR/NR   U.S. Treasury Bills, 5/1/14 (c)           2,999,817
        3,000,000                      NR/NR   U.S. Treasury Bills, 7/3/14 (c)           2,999,493
        1,570,000                      NR/NR   U.S. Treasury Bills, 8/21/14 (c)          1,569,441
        3,000,000                      NR/NR   U.S. Treasury Bills, 9/18/14 (c)          2,998,755
                                                                                     -------------
                                                                                     $  14,996,508
--------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $14,997,052)                    $  14,996,508
--------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN
                                               SECURITIES -- 98.2%
                                               (Cost $19,405,671) (a)                $  19,498,063
--------------------------------------------------------------------------------------------------
                                               WRITTEN PUT OPTIONS -- (0.0)%+
AUD      (182,000)                             Put AUD/Call NZD @ 1.04, 4/15/14               (530)
AUD      (135,000)                             Put AUD/Call NZD @ 1.06, 5/12/14             (1,138)
NOK    (1,000,000)                             Put NOK/Call SEK @ 1.03, 4/15/14               (190)
         (160,000)                             Put USD/Call JPY @ 96.50, 6/4/14               (613)
--------------------------------------------------------------------------------------------------
                                               TOTAL WRITTEN PUT OPTIONS
                                               (Premiums paid $3,576)                $      (2,471)
--------------------------------------------------------------------------------------------------
                                               WRITTEN CALL OPTIONS -- (0.0)%+
         (160,000)                             Call USD/Put JPY @ 106.00, 6/4/14              (717)
         (110,000)                             Call USD/Put TRY @ 3.03, 1/7/15              (1,790)
--------------------------------------------------------------------------------------------------
                                               TOTAL WRITTEN PUT OPTIONS
                                               (Premiums paid $2,212)                $      (2,507)
--------------------------------------------------------------------------------------------------
                                               OTHER ASSETS & LIABILITIES -- 1.9%    $     369,011
--------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%            $  19,862,096
==================================================================================================

+         Amount rounds to less than 0.1%.

NR        Not rated by either S&P or Moody's.

OAT       Obligations Assimilables de Tresor.

CPI       Consumer Price Index.

LIBOR     London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

16 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

(a) At February 28, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $19,405,671 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                               $100,706

          Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                 (8,314)
                                                                                  --------
          Net unrealized appreciation                                             $ 92,392
                                                                                  ========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          EURO              European Euro
          JPY               Japanese Yen
          NOK               Norwegian Krone
          AUD               Australian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2014 aggregated $89,984,642 and $1,365,221, respectively.

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

-----------------------------------------------------------------------------------------------------
                                                                                  Net
                                                                       Premiums   Unrealized
Notional                          Obligation              Expiration   Received/  Appreciation
Principal         Counterparty    Entity/Index    Coupon  Date         (Paid)     (Depreciation)
-----------------------------------------------------------------------------------------------------
EURO   (250,000)  Credit Suisse   Carrefour SA    1.00%   3/20/19      $  1,904   $        (318)
                  International
EURO (3,100,000)  Deutsche        ITRAXX Europe   1.00%   12/20/18       29,814         (32,867)
                  Bank AG         Main Series
                                  20 5 Year
EURO    (375,000) Deutsche        ITRAXX Europe   1.00%   12/20/18        5,508          (1,563)
                  Bank AG         Main Series
                                  20 5 Year
EURO    (250,000) Morgan          Standard        1.00%   3/20/19        (1,836)         (1,697)
                  Stanley Capital Chartered Bank
                  Services LLC
EURO    (500,000) Morgan          Volkswagon      1.00%   3/20/19        12,238          (2,296)
                  Stanley Capital International
                  Services LLC    Finance NV
-----------------------------------------------------------------------------------------------------
                                                                        $47,628       $ (38,741)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 17

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-----------------------------------------------------------------------------------------------------
                                                                                       Net
                                                                             Premiums  Unrealized
Notional                          Obligation                    Expiration   Received  Appreciation
Principal(1)      Counterparty    Entity/Index        Coupon    Date         (Paid)    (Depreciation)
-----------------------------------------------------------------------------------------------------
EURO     250,000  Credit Suisse   Casino Guichard     1.00%     3/20/19      $ 1,955      $1,821
                  International   Perrachon SA
EURO     250,000  Credit Suisse   RWE AG              1.00%     3/20/19       (2,148)        985
                  International
EURO     250,000  Morgan          The Royal Bank      1.00%     3/20/19        1,479         946
                  Stanley Capital of Scotland plc
                  Services LLC
EURO     250,000  Morgan          Volvo Treasury AB   1.00%     3/20/19          760       1,131
                  Stanley Capital
                  Services LLC
-----------------------------------------------------------------------------------------------------
                                                                             $ 2,046      $4,883
=====================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

     EURO

CROSS CURRENCY SWAP AGREEMENTS

-----------------------------------------------------------------------------------------------------
                                                                                      Net
                                                                                      Unrealized
Notional                                        Floating     Annual      Expiration   Appreciation
Principal ($)   Counterparty    Pay   Receive   Rate         fixed Rate  Date         (Depreciation)
-----------------------------------------------------------------------------------------------------
   2,917,980    Credit Suisse   USD   EURO      LIBOR           7.500%   1/23/22        $43,658
                International                   USD 3 month
=====================================================================================================

     Principal amounts are denominated in U.S. Dollars unless otherwise noted:

     EURO           Euro

INFLATION RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                                        Unrealized
Notional                                     Pay/            Annual       Expiration    Appreciation
Principal ($) Counterparty                   Receive  Index  Fixed Rate   Date          (Depreciation)
------------------------------------------------------------------------------------------------------
EURO 735,000  Credit Suisse International    Pay      EUCPI  1.188%       2/13/19       $ 3,715
EURO 367,500  Morgan Stanley & Co            Pay      EUCPI  1.238%       2/7/19            133
              International Plc
EURO 181,000  Morgan Stanley Capital         Pay      EUCPI  1.210%       3/3/19            487
              Services LLC
     994,250  Credit Suisse International    Receive  USCPI  2.145%       2/7/19           (906)

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                                        Unrealized
Notional                                     Pay/              Annual      Expiration   Appreciation
Principal ($)  Counterparty                  Receive   Index   Fixed Rate  Date         (Depreciation)
------------------------------------------------------------------------------------------------------
EURO 735,000   Credit Suisse International   Receive   EUCPI   1.660%       2/13/24     $ (4,469)
     498,000   Credit Suisse International   Receive   USCPI   2.138%       3/3/19          (445)
------------------------------------------------------------------------------------------------------
                                                                                        $ (1,485)
======================================================================================================

EUCPI  Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA
USCPI  United States Consumer Price Index

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       EURO          Euro

INTEREST RATE SWAP AGREEMENTS

---------------------------------------------------------------------------------------------------------
                                                                     Annual                Net Unrealized
Notional                              Pay/     Floating              Fixed    Expiration   Appreciation
Principal ($)      Counterparty       Receive  Rate                  Rate     Date         (Depreciation)
---------------------------------------------------------------------------------------------------------
CAD     1,762,500  Deutsche           Pay      Canadian Bankers      2.205%   2/8/18       $ (2,446)
                   Bank AG                     Acceptances
                                               3 Month
CNY     5,200,000  Credit Suisse      Pay      China Fixing Repo     4.910%   2/17/19       (11,865)
                   International               Rates 7 day
EURO    1,930,000  Deutsche Bank AG   Pay      EURIBOR 6 month       2.703%   7/9/23        (13,829)
EURO    1,620,000  Deutsche Bank AG   Pay      EURIBOR 6 month       2.728%   8/7/23        (11,908)
EURO      360,000  Deutsche Bank AG   Pay      EURIBOR 6 month       2.558%   2/11/54        (6,694)
GBP     1,250,000  Deutsche Bank AG   Pay      LIBOR GBP 6 month     1.580%   8/7/17          2,994
HKD     5,520,000  Deutsche Bank AG   Pay      HKAB Hong Kong        3.963%   2/12/24        (5,113)
                                               Dollar HIBOR Fixings
                                               3 Month
JPY   135,400,000  Deutsche Bank AG   Pay      LIBOR JPY 6 month     2.410%   2/14/44         1,774
JPY   251,700,000  Deutsche Bank AG   Pay      LIBOR JPY 6 month     0.301%   3/3/18            124
MYR     5,700,000  Morgan Stanley     Pay      KLIBOR Interbank      3.420%   2/12/15           229
                   Capital                     Offered rate Fixing
                   Services LLC                3 Month
MYR     5,700,000  Morgan Stanley     Pay      KLIBOR Interbank      3.425%   2/14/15           170
                   Capital                     Offered rate Fixing
                   Services LLC                3 Month
MYR     5,700,000  Morgan Stanley     Pay      KLIBOR Interbank      3.430%   2/18/15            94
                   Capital                     Offered rate Fixing
                   Services LLC                3 Month
NZD       780,000  Deutsche Bank AG   Pay      NZD Bank Bill         5.343%   2/11/24        (6,281)
                                               3 month
SGD       650,000  Deutsche Bank AG   Pay      Association of Banks  2.660%   2/14/24           244
                                               in Singapore Swap
                                               Offer Rate Fixing
                                               6 Month

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 19

---------------------------------------------------------------------------------------------------------
                                                                     Annual                Net Unrealized
Notional                              Pay /    Floating              Fixed    Expiration   Appreciation
Principal ($)      Counterparty       Receive  Rate                  Rate     Date         (Depreciation)
---------------------------------------------------------------------------------------------------------
        2,400,000  Deutsche Bank AG   Pay      LIBOR USD 3 month     0.640%   9/12/16      $   (339)
        1,015,000  Deutsche Bank AG   Pay      LIBOR USD 3 month     1.599%   2/7/19         (1,910)
        6,540,000  Deutsche Bank AG   Pay      LIBOR USD 3 month     2.290%   2/11/20       (13,944)
          508,000  Deutsche Bank AG   Pay      LIBOR USD 3 month     1.576%   3/3/19            711
CHF     1,140,000  Deutsche Bank AG   Receive  CHF LIBOR 6 Month     2.128%   7/9/23          3,602
CNY    12,000,000  Credit Suisse      Receive  China Fixing Repo     4.780%   2/17/16         8,504
                   International               Rates 7 day
EURO      372,500  Deutsche Bank AG   Receive  EURIBOR 6 month       1.004%   2/7/19            436
EURO    1,280,000  Deutsche Bank AG   Receive  EURIBOR 6 month       1.900%   2/11/24        12,301
EURO    1,805,000  Deutsche Bank AG   Receive  EURIBOR 6 month       1.065%   3/3/18         (4,432)
EURO      184,000  Deutsche Bank AG   Receive  EURIBOR 6 month       0.948%   3/3/19           (773)
GBP       830,000  Deutsche Bank AG   Receive  LIBOR GBP 6 month     3.413%   8/7/22           (506)
GBP     1,440,000  Deutsche Bank AG   Receive  LIBOR GBP 6 month     3.706%   8/7/23          6,800
INR    56,600,000  Credit Suisse      Receive  Indian National       8.490%   2/14/19        14,253
                   International               Stock Exchange NSE
                                               Interbank Offer Rate
JPY   109,600,000  Deutsche Bank AG   Receive  LIBOR JPY 6 month     2.463%   2/14/34          (622)
        1,380,000  Deutsche Bank AG   Receive  LIBOR USD 3 month     3.985%   7/9/23           (244)
        1,300,000  Deutsche Bank AG   Receive  LIBOR USD 3 month     3.308%   9/12/21         2,207
          960,000  Deutsche Bank AG   Receive  LIBOR USD 3 month     4.304%   5/1/28          7,369
          810,000  Deutsche Bank AG   Receive  LIBOR USD 3 month     4.269%   2/14/24         4,791
        1,500,000  Deutsche Bank AG   Receive  LIBOR USD 3 month     2.028%   2/10/18         2,078
---------------------------------------------------------------------------------------------------------
                                                                                           $(12,225)
=========================================================================================================

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

         CAD              Canadian Dollar
         CHF              Swiss Franc
         CNY              New Chinese Yuan
         EURO             Euro
         GBP              British Pound Sterling
         HKD              Hong Kong Dollar
         INR              Indian Rupee
         JPY              Japanese Yen
         MYR              Malaysian Ringgit
         NZD              New Zealand Dollar
         SEK              Swedish Krone
         SGD              Singapore Dollar

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                   Level 1         Level 2         Level 3     Total
-------------------------------------------------------------------------------------------
U.S. Government and
  Agency Obligations               $      --       $14,996,508     $     --    $14,996,508
Foreign Government Bonds                  --         4,236,789           --      4,236,789
Purchased Put Options                     --            12,781           --         12,781
Purchased Call Option                     --             6,912           --          6,912
Purchased Call Swaptions                  --           245,073           --        245,073
-------------------------------------------------------------------------------------------
Total                              $      --       $19,498,063     $     --    $19,498,063
===========================================================================================
Other Financial Instruments
Net unrealized depreciation
  on futures contracts             $(32,388)      $         --     $     --    $   (32,188)
Net unrealized depreciation
  on forward foreign
  currency contracts                                   (63,348)          --        (63,348)
Net unrealized depreciation
  on credit default swaps                               (3,910)          --         (3,910)
Net unrealized appreciation
  on written put options                 --              1,105           --          1,105
Net unrealized depreciation
  on written call options                --               (295)          --           (295)
-------------------------------------------------------------------------------------------
Total Other Financial Instruments  $(32,188)       $   (66,448)    $     --    $   (98,636)
===========================================================================================

During the period ended February 28, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 21

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $19,405,671)                                          $19,498,063
  Cash                                                                                               500,879
  Foreign currency (cost $222,022)                                                                   223,408
  Futures collateral                                                                                  25,499
  Receivables --
     Investment securities sold                                                                      746,305
     Interest                                                                                         73,722
     Cross currency swap exchange                                                                      8,493
     Due from Pioneer Investment Management, Inc.                                                     10,843
  Prepaid expenses                                                                                     4,000
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                             $21,091,212
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
        Investment securities purchased                                                          $   991,082
   Swap contracts, premiums paid                                                                     110,277
   Written options (premiums paid $5,788)                                                              4,978
   Net unrealized depreciation on forward foreign currency contracts                                  63,348
   Net unrealized depreciation on swap contracts                                                       3,910
   Net unrealized depreciation on futures contracts                                                   32,188
   Due to affiliates                                                                                  11,302
   Accrued expenses                                                                                   12,031
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                        $ 1,229,116
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                                $20,000,000
  Accumulated net investment loss                                                                    (13,557)
  Accumulated net realized loss on investments, futures contracts,
     credit default swaps and foreign currency transactions                                          (76,648)
  Net unrealized appreciation on investments                                                          92,392
  Net unrealized depreciation on futures contracts                                                   (32,188)
  Net unrealized depreciation on swap contracts                                                       (3,910)
  Net unrealized appreciation on written options                                                         810
  Net unrealized depreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies                             (104,803)
-------------------------------------------------------------------------------------------------------------
        Total net assets                                                                         $19,862,096
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $6,621,575/666,667 shares)                                                   $      9.93
  Class C (based on $6,617,631/666,667 shares)                                                   $      9.93
  Class Y (based on $6,622,890/666,667 shares)                                                   $      9.93
MAXIMUM OFFERING PRICE:
  Class A ($9.93 (divided by) 95.5%)                                                             $     10.40
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Statement of Operations (unaudited)

For the period from 1/30/14 (Commencement of Operations) to 2/28/14

INVESTMENT INCOME:
  Interest                                                                   $   4,935
------------------------------------------------------------------------------------------------------------
         Total investment income                                                                 $    4,935
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $   9,511
  Distribution fees
     Class A                                                                     1,321
     Class C                                                                     5,283
  Administrative reimbursements                                                    460
  Custodian fees                                                                 1,160
  Professional fees                                                              8,410
  Printing expense                                                               1,595
  Fees and expenses of nonaffiliated Trustees                                      638
  Miscellaneous                                                                    957
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              $   29,335
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                                (10,843)
------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                $   18,492
------------------------------------------------------------------------------------------------------------
         Net investment loss                                                                     $  (13,557)
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, WRITTEN OPTIONS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                             $  (5,759)
     Swap contracts                                                              3,332
     Futures contracts                                                         (63,811)
     Written options                                                               (21)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                     (10,389)          $  (76,648)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                             $  92,392
     Swap contracts                                                             (3,910)
     Futures contracts                                                         (32,188)
     Written options                                                               810
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                    (104,803)          $  (47,699)
------------------------------------------------------------------------------------------------------------
  Net loss on investments                                                                        $ (124,347)
------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                           $ (137,904)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 23

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                                                1/30/14 (a)
                                                                                                to 2/28/14
                                                                                                (unaudited)
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                           $   (13,557)
Net realized loss on investments, swap contracts, futures contracts, written options and foreign currency transactions (76,648)
Change in net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts, written options and foreign
  currency transactions                                                                             (47,699)
------------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations                                      $  (137,904)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                $20,000,000
Reinvestment of distributions                                                                            --
Cost of shares repurchased                                                                               --
------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                                                $20,000,000
------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                                $19,862,096
NET ASSETS:
Beginning of period                                                                                      --
------------------------------------------------------------------------------------------------------------
End of period                                                                                   $19,862,096
------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                 $   (13,557)
============================================================================================================

(a)  The Fund commenced operation on January 30, 2014.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------------------------------
                                                                 '14 Shares                      '14 Amount
                                                                 (unaudited)                     (unaudited)
------------------------------------------------------------------------------------------------------------
Class A*
Shares sold                                                         666,667                      $6,666,667
Reinvestment of distributions                                            --                              --
Less shares repurchased                                                  --                              --
------------------------------------------------------------------------------------------------------------
      Net increase                                                  666,667                      $6,666,667
============================================================================================================
Class C*
Shares sold                                                         666,667                      $6,666,667
Reinvestment of distributions                                            --                              --
Less shares repurchased                                                  --                              --
------------------------------------------------------------------------------------------------------------
      Net increase                                                  666,667                      $6,666,667
============================================================================================================
Class Y*
Shares sold                                                         666,667                      $6,666,666
Reinvestment of distributions                                            --                              --
Less shares repurchased                                                  --                              --
------------------------------------------------------------------------------------------------------------
      Net increase                                                  666,667                      $6,666,666
============================================================================================================

* Class A, Class C and Class Y shares were first publicly offered on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 25

Financial Highlights

------------------------------------------------------------------------------------------------------------
                                                                                               1/31/14 (a)
                                                                                               to 2/28/14
                                                                                               (unaudited)
------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                           $ 10.00
------------------------------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment loss                                                                          $ (0.01)
  Net realized and unrealized loss on investments                                                (0.06)
------------------------------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                                          $ (0.07)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $ (0.07)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $  9.93
============================================================================================================
Total return*                                                                                    (0.70)%
Ratio of net expenses to average net assets                                                       1.00%**
Ratio of net investment loss to average net assets                                               (0.69)%**
Portfolio turnover rate                                                                            103%**
Net assets, end of period (in thousands)                                                       $ 6,622
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                                  1.68%**
  Net investment loss                                                                            (1.37)%**
============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Class A shares were first publicly offered on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------------------------------
                                                                                               1/31/14 (a)
                                                                                               to 2/28/14
                                                                                               (unaudited)
------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                           $ 10.00
------------------------------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment loss                                                                          $ (0.01)
  Net realized and unrealized loss on investments                                                (0.06)
------------------------------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                                          $ (0.07)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $ (0.07)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $  9.93
============================================================================================================
Total return*                                                                                    (0.70)%
Ratio of net expenses to average net assets                                                       1.75%**
Ratio of net investment loss to average net assets                                               (1.44)%**
Portfolio turnover rate                                                                            103%**
Net assets, end of period (in thousands)                                                       $ 6,618
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                                  2.43%**
  Net investment loss                                                                            (2.12)%**
============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Class C shares were first publicly offered on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 27

------------------------------------------------------------------------------------------------------------

                                                                                               1/31/14 (a)
                                                                                               to 2/28/14
                                                                                               (unaudited)
------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                           $ 10.00
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                                                          $ (0.00)(b)
  Net realized and unrealized loss on investments                                                (0.07)
------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                          $ (0.07)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $ (0.07)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $  9.93
============================================================================================================
Total return*                                                                                    (0.60)%
Ratio of net expenses to average net assets                                                       0.75%**
Ratio of net investment loss to average net assets                                               (0.44)%**
Portfolio turnover rate                                                                            103%**
Net assets, end of period (in thousands)                                                       $ 6,623
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                                  1.43%**
  Net investment loss                                                                            (1.12)%**
============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Class Y shares were first publicly offered on January 31, 2014.

(b)  Amount rounds to less than $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Notes to Financial Statements | 2/28/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Absolute Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on January 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 29

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adapted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

30 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 28, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 31

C.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2014 was $25,499. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to changes in value of the underlying securities. The value of contracts open for one month in the period ended February 28, 2014 was $25,484,731.

     At February 28, 2014, open futures contracts were as follows:

     ---------------------------------------------------------------------------------------
                              Number of                                      Unrealized
                              Contracts      Settlement                      Appreciation/
     Type                     Long/(Short)   Month         Value             (Depreciation)
     ---------------------------------------------------------------------------------------
     F/C Australia
       10 yr Future           2              3/14          $     208,375     $  2,393
     F/C Euro Schatz          16             3/14              2,444,172       (1,327)
     F/C Long Gilt Future     1              6/14                183,388          871
     F/C Australia 3 yr
       Bond Future            (19)           3/14             (1,848,204)      (1,530)
     F/C Euro OAT Future      (14)           3/14             (2,641,100)     (17,965)
     F/C Euro BTP Future      (7)            6/14             (1,157,742)        (580)
     F/C Short Euro-
       BTP Future             (13)           3/14             (1,982,476)      (6,827)
     F/C Japan 10 yr
       Bond TSE Future        (1)            3/14             (1,426,242)      (3,832)
     F/C 90 Day Euro Future   (10)           3/16             (2,470,000)      (1,750)
     F/C 90 Day Euro Future   (10)           3/15             (2,476,250)      (1,250)
     F/C 90 Day Euro Future   (10)           6/16             (2,463,500)      (2,000)
     F/C U.S. 5 yr Note       (22)           6/14             (2,636,906)       2,434
     F/C U.S. Long
       Bond (CBT)             (8)            6/14             (1,064,500)          300
     F/C 90 Day Euro Future   (10)           9/15            $(2,481,875)       (1,125)
     ---------------------------------------------------------------------------------------
                                                                             $ (32,188)
     =======================================================================================

32 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of February 28, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended February 28, 2014.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 33

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in

34 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The value of option contracts open for one month in the period ended February 28, 2014 was $4,979. Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held four written put option contracts that were open at February 28, 2014. If the put options were exercised at February 28, 2014, the maximum amount the Fund would have been required to pay was $2,471.

     The Fund held two written call option contracts that were open at February 28, 2014. If the put options were exercised at February 28, 2014, the maximum amount the Fund would have been required to pay was $2,507.

     Transactions in written options for the period ended February 28, 2014 are summarized as follows:

     -----------------------------------------------------------------------------
                                                          Number of     Premium
                                                          Contracts     Paid
     -----------------------------------------------------------------------------
     Options open at beginning of period                         --     $      --
     Options opened                                      (1,747,000)       (5,788)
     Options exercised                                           --            --
     Options closed                                              --            --
     Options expired                                             --            --
     -----------------------------------------------------------------------------
     Options open at end of period                       (1,747,000)       (5,788)
     =============================================================================

J.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against

35 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The value of purchased options open for one month in the period ended February 28, 2014 was $19,693. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

K.   Interest Rate Swaptions

     The Fund may enter into interest rate swaptions to seek to manage exposure to fluctuations in interest rates or to seek to enhance yield. A swaption grants the right but not the obligation to enter into the underlying swap at a future specified date.

     When the Fund purchases a swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded in the Fund's financial statements. Premiums paid for purchased swaptions, which have expired, are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased swaption, the cost basis of the swap is adjusted by the amount of premium paid in order to determine the realized gain or loss on investments. The risk associated with purchasing swaptions is limited to the premium originally paid.

     When the Fund writes a swaption, the Fund receives a premium and becomes obligated to enter into a swap contract according to the terms of the underlying agreement. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the written swaption. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written swaption is exercised, the cost basis of the swap is adjusted by the amount of premium received. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

     Open interest rate swaption contracts at February 28, 2014 are listed in the Schedule of Investments. The value of purchased swaption contracts open for one month in the period ended February 28, 2014 was $245,073.

36 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract. The protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made to the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 37

     Open credit default swap contracts at February 28, 2014 are listed in the Schedule of Investments. The value of credit default swap contracts open for one month in the period ended February 28, 2014 was $7,603,322.

M.   Cross Currency Swap Contracts

     The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

     Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

     Open cross currency swap contracts at February 28, 2014 are listed in the Schedule of Investments. The value of cross currency swap contracts open for one month in the period ended February 28, 2014 was $2,917,980.

N.   Inflation Rate Swap Contracts

     The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

     Inflation rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

38 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

     Open inflation rated swap contracts at February 28, 2014 are listed in the Schedule of Investments. The value of inflation rate swap contracts open for the one month in the period ended February 28, 2014 was $4,280,231.

O.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at February 28, 2014 are listed in the Schedule of Investments. The value of interest swap swap contracts open for one month in the period ended February 28, 2014 was $50,859,194.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.60% of the average daily net assets of the Fund.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2015. Fees waived and expenses reimbursed during the period ended February 28, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 39

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,616 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $0 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,686 in distribution fees payable to PFD at February 28, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the period ended February 28, 2014, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At February 28, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The value of forward foreign currency contracts open for one month in the period ended February 28, 2014 was $10,642,604.

40 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Open forward foreign currency contracts at February 28, 2014 were as follows:

---------------------------------------------------------------------------------------------------------------
                                    Net                                                         Net Unrealized
                                    Contracts to      In Exchange     Settlement                 Appreciation
Currency                            Deliver           For             Date        Value         (Depreciation)
---------------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)                 185,000          164,095      4/17/14        164,646          551
AUD (Australian Dollar)                (185,000)        (164,817)     4/17/14       (164,646)         171
GBP (British Pound
  Sterling)                             110,000          179,638      4/17/14        184,281        4,643
GBP (British Pound
  Sterling)                            (110,000)        (180,976)     4/17/14       (184,281)      (3,305)
GBP (British Pound
  Sterling)                            (100,000)        (164,922)     4/17/14       (167,528)      (2,606)
CAD (Canadian Dollar)                  (165,203)        (150,000)     4/17/14       (149,121)         879
CAD (Canadian Dollar)                   167,063          150,000      4/17/14        150,800          800
EUR (European Euro)                     300,000          406,424      4/17/14        414,578        8,154
EUR (European Euro)                     (90,000)        (122,638)     4/17/14       (124,373)      (1,735)
EUR (European Euro)                     120,000          163,308      4/17/14        165,831        2,523
EUR (European Euro)                  (2,192,879)      (2,985,000)     4/17/14     (3,030,395)     (45,395)
EUR (European Euro)                    (301,085)        (413,218)     4/17/14       (416,077)      (2,859)
EUR (European Euro)                      90,000          123,809      4/17/14        124,373          564
EUR (European Euro)                    (300,000)        (412,200)     3/3/14        (414,585)      (2,385)
EUR (European Euro)                     181,081          250,000      3/4/14         250,244          244
EUR (European Euro)                     150,000          205,080      3/3/14         207,293        2,213
EUR (European Euro)                     150,000          205,170      3/3/14         207,293        2,123
HUF (Hungarian Forint)               18,035,200           80,000      4/17/14         80,287          287
HUF (Hungarian Forint)              (36,667,200)        (160,000)     4/17/14       (163,231)      (3,231)
INR (Indian Rupee)                    7,878,750          125,000      5/15/14        125,232          232
MYR (Malaysian Ringgit)                 531,920          160,000      3/11/14        162,208        2,208
NZD (New Zealand
  Dollar)                              (150,000)        (124,208)     4/17/14       (125,463)      (1,255)
ZAR (South African
  Rand)                               1,328,160          120,000      4/17/14        122,640        2,640
ZAR (South African
  Rand)                              (1,343,340)        (120,000)     4/17/14       (124,042)      (4,042)
ILS (Israeli Shekel)                    706,040          200,000      4/17/14        202,335        2,335
ILS (Israeli Shekel)                   (708,260)        (200,000)     4/17/14       (202,971)      (2,971)
ILS (Israeli Shekel)                 (1,091,014)        (310,000)     4/17/14       (312,660)      (2,660)
KRW (South Korea
  Won)                             (172,896,000)        (160,000)     3/10/14       (162,065)      (2,065)
CHF (Swiss Franc)                       109,418          122,638      4/17/14        124,588        1,950
CHF (Swiss Franc)                      (366,761)        (406,424)     4/17/14       (417,610)     (11,186)
JPY (Japanese Yen)                 (116,674,500)      (1,139,931)     4/17/14     (1,146,556)      (6,625)
CNY (New Chinese
  Yuan)                                 980,000          160,656      7/18/14        159,615       (1,041)
PLN (New Polish Zloty)                 (373,548)        (120,000)     4/17/14       (123,620)      (3,620)
PLN (New Polish Zloty)                  369,324          120,000      4/17/14        122,222        2,222
PLN (New Polish Zloty)                 (364,548)        (120,000)     4/17/14       (120,642)        (642)
PLN (New Polish Zloty)                 (375,516)        (123,809)     4/17/14       (124,273)        (464)
---------------------------------------------------------------------------------------------------------------
Total                                                                                           $ (63,348)
===============================================================================================================

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 41

6.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended February 28, 2014, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended February 28, 2014, the Fund had no borrowings under the credit facility.

42 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2014.

Assets:

---------------------------------------------------------------------------------------------------
                                                  Net
                                 Gross            Amounts            Gross Amounts
                                 Amounts          of Assets          Not Offset in
                                 Offset           Presented         the Statement of
                                 in the           in the         Assets and Liabilities
                    Gross        Statement        Statement     ----------------------
                    Amounts of   of Assets        of Assets                   Cash
                    Recognized   and              and           Financial     Collateral   Net
Description         Assets       Liabilities      Liabilities   Instruments   Received     Amount
---------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts          $   34,739   $   (34,739)     $     --      $    --       $  --        $     --
Futures
 contracts          $    5,998   $    (5,998)     $     --      $    --       $  --        $     --
Swap Contracts      $  121,557   $  (121,557)     $     --      $    --       $  --        $     --
Written options     $    1,878   $    (1,878)     $     --      $    --       $  --        $     --
Cross Currency
 Swap Exchange      $2,926,473   $(2,917,980)     $  8,493      $    --       $  --        $  8,493
---------------------------------------------------------------------------------------------------
                    $3,090,645   $(3,082,152)     $  8,493      $    --       $  --        $  8,493
===================================================================================================

Liabilities:

---------------------------------------------------------------------------------------------------
                                                  Net
                                 Gross            Amounts of         Gross Amounts
                                 Amounts          Liabilities        Not Offset in
                                 Offset           Presented         the Statement of
                                 in the           in the         Assets and Liabilities
                    Gross        Statement        Statement     ----------------------
                    Amounts of   of Assets        of Assets                   Cash
                    Recognized   and              and           Financial     Collateral   Net
Description         Liabilities  Liabilities      Liabilities   Instruments   Pledged      Amount
---------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts          $   98,087   $     (34,739)   $   63,348    $    --       $  --        $ 63,348
Futures
 contracts          $   38,186   $      (5,998)   $   32,188    $    --       $  --        $ 32,188
Swap contracts      $  125,467   $    (121,557)   $    3,910    $    --       $  --        $  3,910
Written options     $    6,856   $      (1,878)   $    4,978    $    --       $  --        $  4,978
Cross Currency
 Swap Exchange      $2,917,980   $  (2,917,980)   $       --    $    --       $  --        $     --
---------------------------------------------------------------------------------------------------
                    $3,186,576   $  (3,082,152)   $  104,424    $    --       $  --        $104,424
====================================================================================================

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 43

9.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2014 were as follows:

---------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014               Liabilities Derivatives 2014
Hedging Instruments            --------------------------------------------------------------------
Under Accounting               Statement of Assets                  Statement of Assets
Standards Codification         and Liabilities                      and Liabilities
(ASC) 815                      Location              Value          Location                Value
---------------------------------------------------------------------------------------------------
Forward foreign                Net unrealized                       Net unrealized
 currency contracts            appreciation on                      depreciation on
                               forward foreign                      forward foreign
                               currency contracts   $     --        currency contracts     $ 63,348
Swap contracts                 Net unrealized                       Net unrealized
                               appreciation on                      depreciation on
                               swap contracts       $     --        swap contracts         $  3,910
Futures contracts*             Net unrealized                       Net unrealized
                               appreciation on                      depreciation on
                               futures contracts    $     --        futures contracts      $ 32,188
Written options                Net unrealized                       Net unrealized
                               appreciation on                      depreciation on
                               written options      $    810        written options        $     --
---------------------------------------------------------------------------------------------------
    Total                                           $    810                               $ 99,446
===================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1C).

44 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2014 was as follows:

---------------------------------------------------------------------------------------------------
                                                                                   Change in
Derivatives                                                          Realized      Unrealized
Not Accounted                                                        Gain or       Appreciation or
for as Hedging                                                       (Loss) on     (Depreciation)
Instruments Under            Location of Gain or (Loss)              Derivatives   on Derivatives
Accounting Standards         on Derivatives Recognized               Recognized    Recognized
Codification (ASC) 815       in Income                               in Income     in Income
---------------------------------------------------------------------------------------------------
Forward foreign              Net realized gain (loss) on
 currency contracts          forward foreign currency contracts
                             and other assets and liabilities
                             denominated in foreign currencies       $    --       $ (10,389)
Forward foreign              Change in unrealized appreciation
 currency contracts          (depreciation) on forward foreign
                             currency contracts and other assets
                             and liabilities denominated in
                             foreign currencies                                    $(104,803)
Futures contracts            Net realized gain (loss) on
                             futures contracts                       $    --       $ (63,811)
Futures contracts            Change in net unrealized appreciation
                             (depreciation) on futures contracts                   $ (32,188)
Swap contracts               Net realized gain (loss) on swap
                             contracts                               $ 3,332
Swap contracts               Change in net unrealized appreciation
                             (depreciation) on swap contracts                      $  (3,910)
Written options              Net realized gain (loss) on
                             written options                         $   (21)      $      --
Written options              Change in net unrealized appreciation
                             (depreciation) on written options       $   810       $      --

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 45

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Absolute Return Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees did not consider the Fund's performance in approving the investment advisory agreement because the Fund was newly-offered and did not have a performance history. The Trustees noted the performance results of a UCITS fund managed by Pioneer, and discussed in detail how the management of the Fund would differ from the management of the UCITS fund.

Management Fee and Expenses

The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Non-Traditional Bond category. The Trustees considered that the

46 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

Fund's proposed management fee would rank in the fourth quintile of the peer group, and in the third quintile of a subset of the peer group consisting of funds that pursue an investment approach similar to the Fund's investment approach. The Trustees considered factors distinguishing the Fund from the funds in the peer group. The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank at the top of the fifth quintile of the peer group, and at the top of the fourth quintile of the subset of the peer group consisting of funds that pursue an investment approach similar to the Fund's investment approach. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability

The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 47

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    Daniel K. Kingsbury, President*
David R. Bock                                Mark D. Goodwin, Executive
Benjamin M. Friedman                            Vice President
Margaret B.W. Graham                         Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                          Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

48 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

                           This page for your notes.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 49

                           This page for your notes.

50 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

                           This page for your notes.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14 51

                           This page for your notes.

52 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 27690-00-0414

					 Pioneer Long/Short
                    			 Global Bond Fund

-------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2014
-------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A   LSGAX*
                     Class C   LSGCX*
                     Class Y   LSGYX*

                     *Class A, C, and Y shares were first publicly offered on December 31, 2013.

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         26

Notes to Financial Statements                                                33

Approval of Investment Advisory Agreement                                    45

Trustees, Officers and Service Providers                                     47

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and
uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Global Bond Fund's performance for the abbreviated semiannual reporting period beginning with the Fund's inception on December 30, 2013, and ending February 28, 2014, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the abbreviated semiannual reporting period ended February 28, 2014?

A Pioneer Long/Short Global Bond Fund's Class A shares returned 0.00% at net asset value during the period between December 30, 2013, and February 28, 2014. During the two-month period ended February 28, 2014, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.01%.

Q   Can you provide an overview of the Fund's approach?

A The big picture is that we aim to have the Fund's annualized return exceed that of 3-month Treasury bills, with portfolio volatility that is about the same as the broad fixed-income market. To achieve that goal, we seek to provide positive Fund returns over most trailing 12-month periods and to minimize the extent of any negative returns, regardless of market conditions.

    Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive Fund returns regardless of market conditions, we utilize two distinct investment strategies. One part of the portfolio's strategy is directional, in that we need to be correct about whether the prices of a particular asset class are poised to go up or down. However, we seek to have the Fund benefit from both positive and negative returns. This means that at times we invest in some asset categories within the broad bond market by taking long positions, while speculating against other asset classes by taking short positions.

    The other part of the portfolio utilizes uncorrelated trading strategies, under which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify a segment

4 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 or security within a market that will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

    Perhaps most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period.

Q Can you review the principal portfolio investment strategies you implemented during the Fund's abbreviated semiannual reporting period ended February 28, 2014?

A On the directional side of the portfolio, we implemented a number of long exposures. These include holdings of euro-denominated bonds that are convertible into equities. With these positions, we are seeking to have the Fund benefit from an improvement in the European stock market, where we think margin stabilization and modest price-to-earnings (P/E) expansion could translate into solid risk-adjusted returns. In particular, we have been emphasizing investments in economically sensitive financial and service-oriented firms with less exposure to France and Italy.

    Within the U.S., we are positive on business development companies, which are significantly-regulated entities specializing in lending to small- and mid-size companies. Stocks of such companies generally carry little exposure to non-domestic risks. It is our belief that the U.S. economy will grow more robustly than consensus market estimates, which supports our taking the portfolio's long positions in equities. The Fund also had meaningful exposure to securitized credit markets such as non-agency mortgages, an area where we see opportunities to earn reasonable risk-adjusted returns with less sensitivity to the direction of the U.S. equity market. Because we seek to hedge out the accompanying interest-rate risk in the portfolio, we are trying to isolate the cheapness of mortgage bonds. Finally, the Fund held a variety of event-linked bonds, which are designed to pay reasonable yields in exchange for insurance protection against major calamities such as hurricanes, floods, and earthquakes. We like event-linked bonds because of their historical lack of correlation to any equity or fixed-income market risks.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 5

    On the short side of the directional portfolio, we took a position with respect to investment-grade debt in both Asia and Australia, areas that we view as being vulnerable to the credit slowdown in China. China is attempting to grow its economy at a 7.5% annual pace, while at the same time contracting credit and relying on a shadow banking system that represents approximately 70% of the country's gross domestic product (GDP). We felt that investments in both the Asian and Australian credit markets are a prudent and efficient way to get short exposure in the event of a Chinese policy error. We are also shorting the portfolio at a very specific point on the U.S. yield curve, as we do not believe the markets are adequately prepared for the likely pace of the U.S. Federal Reserve's (the Fed's) tightening of its accommodative monetary policy should the domestic economy return to above-trend growth.

    We also implemented a number of strategies within the portion of the Fund's portfolio that utilizes trades with low correlations to the broader markets. One of our core strategies ("global macro") seeks to benefit from market distortions in relative value that often result from macroeconomic factors. Currency long/short is a strategy whereby we take long portfolio positions in a basket of emerging and developed market currencies, and shorter positions in another basket of currencies that we expect to underperform. Another portfolio strategy which we implemented was long/short credit. This entails pairing long and short positions in two issuers within the same industry sector for whom we expect performance to diverge.

    We also initiated long/short trades within the portfolio's long/short equity strategy, with one key position favoring regional banks with a domestic focus over large-capitalized U.S. stocks with more global exposure--particularly those with exposure to the emerging markets. Another key strategy within the portfolio's long/short equity sleeve is a pairing that favors Spain -- a country that has made meaningful strides with respect to restructuring its economy -- over other parts of the euro zone. Under the Fund's capital structure arbitrage investment strategy, we seek to take advantage of mispricings within different parts of the capital structure. We attempt to do this by, for instance, purchasing a firm's junior debt securities if we believe their prices reflect an unrealistically high assessment of the company's default risk, while simultaneously purchasing tradable insurance in the form of a credit default swap on the firm's senior debt. This strategy can add to the Fund's return if we are correct in our assessment and the prices of the two different issues converge. Finally, the Fund has a number of curve trades as part of the credit long/short strategy, where the portfolio is long in one part of an individual issuer's yield curve, and short in another part, depending on whether we believe the issuer's yield curve will steepen or flatten.

6 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A Overall, we expect global economic growth to continue to strengthen. In the U.S., we are looking for growth to move up into the range of its historic long-term trend, supported by improvements in employment and the availability of credit. At the same time, there will be disappointments along the way, and with the Fed no longer fully committed to stepping up its accommodative efforts to backstop economic conditions, asset prices will likely experience significant volatility. Another macroeconomic development we are examining is the lack of a clear definition when it comes to conditions in the emerging versus developed markets. Many emerging economies are actually in a better position from the standpoint of national debt levels and current account flows, and we anticipate that performance trends in global bond markets will become increasingly country-specific. Market volatility and performance dispersion creates opportunities for an uncorrelated trading strategy such as ours, and we will seek to find trades that will help the Fund to capitalize on emerging themes.

Please refer to the Schedule of Investments on pages 16-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The portfolio may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 7

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds, on which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Portfolio Summary | 2/28/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                48.3%
Collateralized Mortgage Obligations                                       18.4%
Convertible Corporate Bonds                                               10.9%
International Corporate Bonds                                              7.1%
Senior Secured Loans                                                       5.3%
Exchange Traded Funds                                                      3.5%
U.S. Corporate Bonds                                                       2.8%
U.S. Common Stocks                                                         1.8%
Asset Backed Securities                                                    1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. JP Morgan Mortgage Trust, Floating Rate Note, 1/25/44 (144A)                       10.47%
---------------------------------------------------------------------------------------------
 2. Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/25/43                          7.69
---------------------------------------------------------------------------------------------
 3. GTP Towers Issuer LLC, 8.112%, 2/15/15 (144A)                                       5.51
---------------------------------------------------------------------------------------------
 4. SPDR S&P Regional Banking ETF                                                       4.38
---------------------------------------------------------------------------------------------
 5. Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat Bond) (144A)                       2.83
---------------------------------------------------------------------------------------------
 6. Caelus Re 2013, Ltd., Floating Rate Note, 4/7/17 (Cat Bond) (144A)                  2.77
---------------------------------------------------------------------------------------------
 7. Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16 (Cat Bond) (144A)   2.77
---------------------------------------------------------------------------------------------
 8. Everglades Re, Ltd., Floating Rate Note, 4/30/14 (Cat Bond) (144A)                  2.74
---------------------------------------------------------------------------------------------
 9. Armor Re, Ltd., Floating Rate Note, 5/14/14 (Cat Bond) (144A)                       2.67
---------------------------------------------------------------------------------------------
10. iShares US Regional Banks ETF                                                       2.44
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 9

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                          2/28/14                  12/30/13*
--------------------------------------------------------------------------------
            A                            $10.00                     $10.00
--------------------------------------------------------------------------------
            C                            $ 9.99                     $10.00
--------------------------------------------------------------------------------
            Y                            $10.00                     $10.00
--------------------------------------------------------------------------------

Distributions per Share: 12/30/13*-2/28/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term       Long-Term
          Class             Income            Capital Gains    Capital Gains
--------------------------------------------------------------------------------
            A                $--                   $--             $--
--------------------------------------------------------------------------------
            C                $--                   $--             $--
--------------------------------------------------------------------------------
            Y                $--                   $--             $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-Month US Treasury Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

*   The Fund commenced operation on December 30, 2013.

10 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Global Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  Net Asset     Public Offering
Period            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)        0.00%         -4.49%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.84%         1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Long/Short          BofA ML 3-month US
                            Global Bond Fund            Treasury Bill Index
12/31/2013                  $ 9,550                     $ 10,000
2/28/2014                   $ 9,551                     $ 10,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Long/Short Global Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)        -0.10%        -1.10%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.59%         2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Long/Short          BofA ML 3-month US
                            Global Bond Fund            Treasury Bill Index
12/31/2013                  $ 10,000                    $ 10,000
2/28/2014                   $  9,890                    $ 10,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Global Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)        0.00%         0.00%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.59%         1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Long/Short          BofA ML 3-month US
                            Global Bond Fund            Treasury Bill Index
12/31/2013                  $ 5,000,000                 $ 5,000,000
2/28/2014                   $ 5,000,000                 $ 5,000,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Global Bond Fund

Based on actual returns from December 31, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 12/31/13          $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/28/14                                   $1,000.00    $  999.00    $1,000.00
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    2.55    $    3.78    $    2.14
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.55%, 2.30% and 1.30% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the partial year period).

14 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Global Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 31, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 12/31/13          $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/28/14                                   $1,005.67    $1,004.44    $1,006.08
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    2.56    $    3.79    $    2.14
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.55%, 2.30% and 1.30% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the partial year period).

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 15

Schedule of Investments | 2/28/14 (unaudited)

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE
                                              BONDS -- 7.9%
                                              ENERGY -- 1.0%
                                              Integrated Oil & Gas -- 1.0%
EURO    100,000                        A/NR   Eni S.p.A., 0.625%, 1/18/16               $   148,228
        100,000                      BBB/NR   Lukoil International Finance BV,
                                              2.625%, 6/16/15                               104,500
                                                                                        -----------
                                                                                        $   252,728
                                                                                        -----------
                                              Total Energy                              $   252,728
---------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.4%
                                              Diversified Metals & Mining -- 0.4%
        100,000                       BB/NR   Vedanta Resources Jersey, Ltd.,
                                              5.5%, 7/13/16                             $   100,750
                                                                                        -----------
                                              Total Materials                           $   100,750
---------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 1.2%
                                              Electrical Components &
                                              Equipment -- 0.6%
EURO    100,000                      BB-/NR   SGL Carbon SE, 3.5%, 6/30/16              $   155,262
---------------------------------------------------------------------------------------------------
                                              Trading Companies &
                                              Distributors -- 0.6%
EURO    100,000                       B+/NR   Kloeckner & Co. Financial Services
                                              SA, 2.5%, 12/22/17                        $   135,777
                                                                                        -----------
                                              Total Capital Goods                       $   291,039
---------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.8%
                                              Hotels, Resorts & Cruise Lines -- 0.8%
GBP     100,000                       NR/NR   TUI Travel Plc, 4.9%, 4/27/17             $   214,174
                                                                                        -----------
                                              Total Consumer Services                   $   214,174
---------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.5%
                                              Multi-Sector Holdings -- 2.0%
EURO    100,000                       NR/NR   GBL Verwaltung SA, 1.25%, 2/7/17          $   156,727
EURO    100,000                       NR/NR   Groupe Bruxelles Lambert SA,
                                              0.125%, 9/21/15                               175,369
EURO    100,000                       A-/NR   Industrivarden AB, 2.5%, 2/27/15 (144A)       177,719
                                                                                        -----------
                                                                                        $   509,815
---------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.5%
        100,000                      BBB/NR   Glencore Finance Europe SA,
                                              5.0%, 12/31/14                            $   113,000
                                                                                        -----------
                                              Total Diversified Financials              $   622,815
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.8%
                                              Diversified Real Estate Activities -- 0.8%
GBP     100,000                       NR/NR   The British Land Co. Jersey, Ltd.,
                                              1.5%, 9/10/17                             $   194,683
                                                                                        -----------
                                                 Total Real Estate                      $   194,683
---------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.6%
                                              Integrated Telecommunication
                                              Services -- 0.6%
EURO    100,000                       NR/NR   Solidium Oy, 0.5%, 9/29/15                $   142,134
                                                                                        -----------
                                                 Total Telecommunication Services       $   142,134
---------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.6%
                                              Government -- 0.6%
EURO    100,000                       B/Ba3   Parpublica -- Participacoes Publicas
                                              SGPS SA, 5.25%, 9/28/17                   $   153,673
                                                                                        -----------
                                              Total Government                          $   153,673
---------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $1,916,016)                         $ 1,971,996
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 1.3%
                                              DIVERSIFIED FINANCIALS -- 1.3%
                                              Asset Management & Custody
                                              Banks -- 1.3%
          3,450                               Ares Capital Corp.                        $    62,204
          6,800                               BlackRock Kelso Capital Corp.                  64,804
          6,500                               Fifth Street Finance Corp.                     63,830
          3,500                               Golub Capital BDC, Inc.                        65,660
          4,000                               Hercules Technology Growth Capital, Inc.       62,960
                                                                                        -----------
                                                                                        $   319,458
                                                                                        -----------
                                              Total Diversified Financials              $   319,458
---------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $314,763)                           $   319,458
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 1.3%
                                              BANKS -- 0.9%
                                              Thrifts & Mortgage Finance -- 0.9%
        100,000                       NR/NR   CAM Mortgage Trust, 5.5%, 12/15/53
                                              (Step) (144A)                             $    99,533
         48,438          1.46         B+/B2   First Franklin Mortgage Loan Trust
                                              2003-FFC, Floating Rate Note, 11/25/32         47,071

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 17

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
         46,500                      BBB/NR   Icon Brands Holdings LLC, 4.229%,
                                              1/25/43 (144A)                            $    46,484
         42,691          3.16        A/Baa2   Irwin Whole Loan Home Equity Trust
                                              2003-C, Floating Rate Note, 6/25/28            42,853
                                                                                        -----------
                                                                                        $   235,941
                                                                                        -----------
                                              Total Banks                               $   235,941
---------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.4%
                                              Other Diversified Financial
                                              Services -- 0.4%
        100,000                      BBB/NR   TAL Advantage LLC, 4.1%, 2/22/39          $   100,774
                                                                                        -----------
                                              Total Diversified Financials              $   100,774
---------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $335,994)                           $   336,715
---------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 13.3%
                                              BANKS -- 12.8%
                                              Thrifts & Mortgage Finance -- 12.8%
         56,878          1.16        A/Baa1   Bayview Commercial Asset Trust, Floating
                                              Rate Note, 1/25/35 (144A)                 $    51,589
        100,000                       BB/NR   Bear Stearns Commercial Mortgage
                                              Securities Trust 2006-PWR14,
                                              5.273%, 12/11/38                               99,216
        175,000          5.57        NR/Ba3   COBALT Commercial Mortgage Trust
                                              2007-C2, Floating Rate Note,
                                              4/15/47 (144A)                                177,480
        175,000                       NR/B3   COMM 2006-C8 Mortgage Trust,
                                              5.377%, 12/10/46                              173,162
        175,000          3.26        BB-/NR   Credit Suisse Mortgage Capital
                                              Certificates, Floating Rate Note, 2/15/29     175,022
         80,000          5.59        BB-/NR   GS Mortgage Securities Trust
                                              2006-GG6, Floating Rate Note, 4/10/38          81,674
        200,000                        B/B3   JP Morgan Chase Commercial
                                              Mortgage Securities Trust 2006-CIBC16,
                                              5.623%, 5/12/45                               201,621
        100,000          3.12         BB/NR   JP Morgan Chase Commercial
                                              Mortgage Securities Trust 2013-FL3,
                                              Floating Rate Note, 4/15/28 (144A)             99,846
      1,000,000          3.50        AAA/NR   JP Morgan Mortgage Trust, Floating
                                              Rate Note, 1/25/44 (144A)                     980,000
        150,000          5.28         BB/NR   LB-UBS Commercial Mortgage Trust
                                              2006-C1, Floating Rate Note, 2/15/41          151,889
         55,000          5.48        NR/Ba2   ML-CFC Commercial Mortgage Trust
                                              2006-3, Floating Rate Note, 7/12/46            54,353

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
         16,391          0.94       AAA/Aaa   Nomura Asset Acceptance Corp
                                              Alternative Loan Trust Series 2004-AR2,
                                              Floating Rate Note, 10/25/34              $    16,301
        769,175          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-6, Floating
                                              Rate Note, 5/25/43                            719,542
        125,000          4.75         NR/NR   Volt LLC , Series 14-NPL1, Floating Rate
                                              Note, 10/27/53                                121,823
        100,000          5.97         B-/B1   Wachovia Bank Commercial Mortgage
                                              Trust Series 2007-C34, Floating Rate
                                              Note, 5/15/46                                 102,600
                                                                                        -----------
                                                                                        $ 3,206,118
                                                                                        -----------
                                              Total Banks                               $ 3,206,118
---------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.5%
                                              Other Diversified Financial
                                              Services -- 0.5%
        125,000          5.22         NR/B1   LB-UBS Commercial Mortgage Trust
                                              2005-C2, Floating Rate Note, 4/15/40      $   126,602
                                                                                        -----------
                                              Total Diversified Financials              $   126,602
---------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              MORTGAGE OBLIGATIONS
                                              (Cost $3,334,173)                         $ 3,332,720
---------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 7.2%
                                              INSURANCE -- 5.1%
                                              Reinsurance -- 5.1%
        250,000          4.25        BB+/NR   Armor Re, Ltd., Floating Rate Note,
                                              5/14/14 (Cat Bond) (144A)                 $   250,325
        250,000          6.91         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                              4/7/17 (Cat Bond) (144A)                      259,350
        250,000         17.77         B+/NR   Everglades Re, Ltd., Floating Rate
                                              Note, 4/30/14 (Cat Bond) (144A)               256,100
        250,000          8.53        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                      264,525
        250,000          4.57        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                  259,025
                                                                                        -----------
                                                                                        $ 1,289,325
                                                                                        -----------
                                              Total Insurance                           $ 1,289,325
---------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 2.1%
                                              Integrated Telecommunication
                                              Services -- 2.1%
        500,000                      NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                              2/15/15 (144A)                            $   515,770
                                                                                        -----------
                                              Total Telecommunication Services          $   515,770
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 19

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $1,808,341)                         $ 1,805,095
---------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                              INTERESTS -- 3.8%**
                                              ENERGY -- 0.4%
                                              Oil & Gas Exploration &
                                              Production -- 0.4%
        100,000          3.88       BB-/Ba2   Fieldwood Energy LLC, 9/25/18             $   100,427
                                                                                        -----------
                                              Total Energy                              $   100,427
---------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.5%
                                              Commodity Chemicals -- 0.1%
         30,000          0.00         NR/NR   Nexeo Solutions LLC, Term Loan B3,
                                              9/9/17                                    $    30,038
---------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.2%
         50,000          5.00         B+/B2   Univar, Term B Loan, 2/14/17              $    49,760
---------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.2%
         50,000          5.25          B/B1   Exopack Holdings SA, 4/14/19              $    50,792
                                                                                        -----------
                                              Total Materials                           $   130,590
---------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.5%
                                              Aerospace & Defense -- 0.5%
         50,000          6.25        BB-/WR   DynCorp International, Inc., 7/7/16       $    50,438
         50,000          5.25          B/B2   Sequa Corp., 6/19/17                           49,344
         25,000          0.00         NR/NR   Wesco Aircraft Hardare Corp., Tranche B
                                              Term Loan (First Lien), 2/24/21                25,055
                                                                                        -----------
                                                                                        $   124,837
                                                                                        -----------
                                              Total Capital Goods                       $   124,837
---------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES &
                                              SUPPLIES -- 0.6%
                                              Diversified Support Services -- 0.6%
         50,000          0.00         NR/NR   Aegis Toxicology Corp., Tranche B Term
                                              Loan (First Lien), 2/20/21                $    50,250
        100,000          0.00         NR/NR   Seadrill Operating LP, Initial Term
                                              Loan, 2/14/21                                 100,571
                                                                                        -----------
                                                                                        $   150,821
                                                                                        -----------
                                              Total Commercial Services & Supplies      $   150,821
---------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.3%
                                              Air Freight & Logistics -- 0.1%
          5,150          0.15       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                              Pre-Funded Term Loan, 8/31/16             $     5,144
         19,850          5.25       CCC+/B2   CEVA Logistics US Holdings, Inc., 8/31/16      19,850
                                                                                        -----------
                                                                                        $    24,994
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              Trucking -- 0.2%
         50,000          8.00       CCC+/NR   YRC Worldwide, Inc., Initial Term
                                              Loan, 2/12/19                             $    50,312
                                                                                        -----------
                                              Total Transportation                      $    75,306
---------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES &
                                              APPAREL -- 0.2%
                                              Leisure Products -- 0.2%
         37,000          0.00         NR/NR   Party City Holdings, Inc., 2014
                                              Replacement Term Loan, 7/27/19            $    37,092
                                                                                        -----------
                                              Total Consumer Durables & Apparel         $    37,092
---------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.2%
                                              Broadcasting -- 0.1%
         23,485          3.00         NR/NR   CBS Outdoor Americas Capital llc,
                                              Tranche B Term Loan (First Lien), 1/15/21 $    23,478
---------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.1%
         25,000          6.50          B/NR   Deluxe Entertainment Services Group.,
                                              Inc., Tranche B Term Loan (First Lien),
                                              2/26/20                                   $    25,115
                                                                                        -----------
                                              Total Media                               $    48,593
---------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                                              Agricultural Products -- 0.3%
         75,000          4.50          B/B1   Arysta Lifescience SPC LLC, 5/29/20       $    75,609
                                                                                        -----------
                                              Total Food, Beverage & Tobacco            $    75,609
---------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL
                                              PRODUCTS -- 0.3%
                                              Personal Products -- 0.3%
         75,000          0.00         NR/NR   Atrium Innovations, Inc., Tranche B
                                              Term Loan (Second Lien), 7/29/21          $    76,594
                                                                                        -----------
                                              Total Household & Personal Products       $    76,594
---------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.1%
                                              Systems Software -- 0.1%
         37,000          0.00         NR/NR   SafeNet, Inc., Tranche B Term
                                              Loan, 2/28/20                             $    36,815
                                                                                        -----------
                                              Total Software & Services                 $    36,815
---------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.4%
                                              Electric Utilities -- 0.2%
         50,000          0.00         B+/B3   FR Dixie Acquisition Corp., 1/23/21       $    50,333
---------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 0.2%
         50,000          0.00         NR/NR   Atlantic Power LP, Term Loan B, 2/20/21
                                                                                        $    50,344
                                                                                        -----------
                                              Total Utilities                           $   100,677
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 21

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $949,688)                           $   957,361
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                              EXCHANGE TRADED FUNDS -- 2.5%
                                              DIVERSIFIED FINANCIALS -- 2.5%
                                              Asset Management & Custody
                                              Banks -- 2.5%
          6,820                               iShares US Regional Banks ETF             $   228,265
         10,288                               SPDR S&P Regional Banking ETF                 410,388
                                                                                        -----------
                                                                                        $   638,653
                                                                                        -----------
                                              Total Diversified Financials              $   638,653
---------------------------------------------------------------------------------------------------
                                              TOTAL EXCHANGE TRADED FUNDS
                                              (Cost $624,185)                           $   638,653
---------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH
                                              INVESTMENTS -- 34.9%
      2,500,000                     AA+/Aaa   U.S. Treasury Bills, 3/20/14 (c)          $ 2,499,968
      6,250,000                     AA+/Aaa   U.S. Treasury Bills, 4/24/14 (c)            6,249,549
---------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY
                                              CASH INVESTMENTS
                                              (Cost $8,749,591)                         $ 8,749,517
---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 72.2%
                                              (Cost $18,032,751) (a)                    $18,111,515
---------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 27.8%       $ 6,961,215
---------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                $25,072,730
===================================================================================================

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2014, the value of these securities amounted to $3,437,746 or 13.7% of total net assets.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

(a) At February 28, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $18,032,751 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                                 $83,537

               Aggregate gross unrealized depreciation for all investments in which there
                  is an excess of tax cost over value                                        (4,773)
                                                                                            -------
               Net unrealized appreciation                                                  $78,764
                                                                                            =======

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EURO  Euro

            GBP   British Pound Sterling

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2014 aggregated $20,280,516 and $5,743,033, respectively.

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                  Premiums    Unrealized
Notional                           Obligation                        Expiration   Received/   Appreciation
Principal ($)     Counterparty     Entity/Index             Coupon   Date         (Paid)      (Depreciation)
------------------------------------------------------------------------------------------------------------
      (250,000)   Citibank NA      Alcoa, Inc.              1.00%       3/20/19   $  10,592   $  (3,916)
      (250,000)   Citibank NA      Caesars                  5.00%       3/20/16      65,625   $  (2,467)
                                   Entertainment
                                   Operating Co., Inc.
      (765,000)   Citibank NA      CDX.NA.HY.21             5.00%      12/20/18    (151,470)  $  (7,544)
                                   35-100%
      (250,000)   Citibank NA      United Rentals           5.00%       3/20/19     (36,198)  $  (5,098)
                                   (North America), Inc.
EURO  (375,000)   JPMorgan         Glencore                 1.00%       3/20/19      13,379   $    (980)
                  Chase Bank NA    International AG
      (625,000)   Morgan
                  Stanley & Co.    ITRAXX.ASIA.XJ.IG.20.V1  1.00%      12/20/18      17,502   $  (9,632)
      (625,000)   Morgan Stanley   ITRAXX.AUST.20.V1        1.00%      12/20/18       4,028   $  (4,904)
                  & Co.
------------------------------------------------------------------------------------------------------------
                                                                                  $ (76,542)  $ (34,541)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 23

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION


------------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                  Premiums    Unrealized
Notional                           Obligation                        Expiration   Received/   Appreciation
Principal ($)(1)  Counterparty     Entity/Index             Coupon   Date         (Paid)      (Depreciation)
------------------------------------------------------------------------------------------------------------
         62,500   Citibank NA      Caesars                  5.00%      12/20/14   $  (5,156)  $     226
                                   Entertainment
                                   Operating Co., Inc.
        250,000   Citibank NA      Caesars                  5.00%       3/20/19    (133,125)       (500)
                                   Entertainment
                                   Operating Co., Inc.
        250,000   Citibank NA      CDX.NA.IG.9 0-3%         5.00%      12/20/14      (7,695)      2,465
        250,000   Citibank NA      Clear Channel            5.00%      12/20/14         564       2,726
                                   Communications, Inc.
        250,000   Citibank NA      Freeport-McMoRan         1.00%       3/20/19      (5,920)      2,323
                                   Copper & Gold, Inc.
        250,000   Citibank NA      Hertz Corp.              5.00%       3/20/19      33,704       1,749
EURO    375,000   Citibank NA      ITRAXX.EUR.9 0-3%        5.00%       6/20/15      (5,154)      5,082
        125,000   Citibank NA      JC Penney Co., Inc.      5.00%      12/20/14      (2,500)      1,233
        250,000   Citibank NA      MBIA Insurance Corp.     5.00%       3/20/15        (625)      4,340
        125,000   Citibank NA      RadioShack Corp.         5.00%      12/20/14     (10,000)      3,155
        125,000   Citibank NA      RadioShack Corp.         5.00%       9/20/14      (5,937)      1,721
        250,000   Citibank NA      Sears Roebuck            5.00%       3/20/15     (16,250)     10,903
                                   Acceptance Corp.
        250,000   Citibank NA      Toys R Us, Inc.          5.00%      12/20/14      (5,000)      2,722
        250,000   Citibank NA      Travelport LLC           5.00%       3/20/15          --       3,530
EURO    375,000   JPMorgan         Arcelormittal            1.00%       3/20/19     (35,081)     (2,165)
                  Chase Bank NA
EURO    250,000   JPMorgan         Norske                   5.00%       3/20/15     (20,417)      9,209
                  Chase Bank NA    Skogindustrier ASA
------------------------------------------------------------------------------------------------------------
                                                                                  $(218,592)  $  48,719
============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EURO           Euro

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

    The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------
                                        Level 1        Level 2       Level 3       Total
-----------------------------------------------------------------------------------------------
Convertible Corporate Bonds             $         --   $ 1,971,996   $       --    $ 1,971,996
Common Stocks                                319,458            --           --        319,458
Asset Backed Securities                           --       336,715           --        336,715
Collateralized Mortgage Obligations               --     3,332,720           --      3,332,720
Corporate Bonds                                   --     1,805,095           --      1,805,095
U.S. Government and Agency Obligations                   8,749,517                   8,749,517
Senior Floating Rate Loan Interests               --       957,361           --        957,361
Exchange Traded Fund                         638,653            --           --        638,653
Temporary Cash Investments                        --            --           --             --
-----------------------------------------------------------------------------------------------
Total                                   $    958,111   $17,153,404   $       --    $18,111,515
===============================================================================================
Other Financial Instruments
Unrealized Appreciation on
  Credit Default Swaps                  $         --   $    14,178   $       --    $    14,178
Unrealized Depreciation on
  Futures Contracts                          (11,617)           --           --        (11,617)
Unrealized Depreciation on forward
  foreign currency contracts                      --       (17,019)          --        (17,019)
-----------------------------------------------------------------------------------------------
Total Other Financial Instruments       $    (11,617)  $    (2,841)  $       --    $   (14,458)
===============================================================================================

During the period ended February 28, 2014, there were no transferred between Level 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 25

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $18,032,751)                  $18,111,515
  Cash                                                                     8,967,006
  Futures collateral                                                          88,815
  Foreign currencies, at value (cost $56,546)                                 56,840
  Receivables --
     Swap payments                                                           166,027
     Interest                                                                 34,818
     Due from Pioneer Investment Management, Inc.                              8,307
  Net unrealized appreciation on credit default swaps                         14,178
  Other assets                                                               173,844
-------------------------------------------------------------------------------------
        Total assets                                                     $27,621,350
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 2,194,454
  Net unrealized depreciation on forward foreign currency contracts           17,019
  Net unrealized depreciation on futures contracts                            11,617
  Credit default swaps, premiums received                                    295,134
  Due to affiliates                                                           10,004
  Accrued expenses                                                            20,392
-------------------------------------------------------------------------------------
        Total liabilities                                                $ 2,548,620
=====================================================================================
NET ASSETS:
  Paid-in capital                                                        $25,079,624
  Net investment loss                                                        (66,035)
  Accumulated net realized loss on investments, foreign currency
     transactions, futures and swaps                                          (5,672)
  Net unrealized appreciation on investments                                  78,764
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (16,512)
  Net unrealized depreciation on futures contracts                           (11,617)
  Net unrealized appreciation on credit default swaps                         14,178
-------------------------------------------------------------------------------------
        Total net assets                                                 $25,072,730
=====================================================================================
NET ASSET VALUE PER SHARE: (a)
(No par value, unlimited number of shares authorized)
  Class A (based on $8,412,996/841,304 shares)                           $     10.00
  Class C (based on $8,323,020/833,333 shares)                           $      9.99
  Class Y (based on $8,336,714/833,333 shares)                           $     10.00
MAXIMUM OFFERING PRICE:
  Class A ($10.00 (divided by) 95.50%)                                   $     10.47
=====================================================================================

(a) The Fund commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Statement of Operations (unaudited)

For the Period from 12/30/13 (Commencement of Operations) to 2/28/14

INVESTMENT INCOME:
  Dividends                                                         $    541
  Interest                                                             3,841
-----------------------------------------------------------------------------------------
        Total investment income                                                $   4,382
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 43,073
  Distribution fees
     Class A                                                           3,422
     Class C                                                          13,662
  Administrative reimbursement                                         1,190
  Custodian fees                                                       2,400
  Professional fees                                                   16,680
  Printing expense                                                     3,300
  Fees and expenses of nonaffiliated Trustees                          1,320
  Miscellaneous                                                        1,980
-----------------------------------------------------------------------------------------
     Total expenses                                                            $  87,027
-----------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                   (16,610)
-----------------------------------------------------------------------------------------
     Net expenses                                                              $  70,417
-----------------------------------------------------------------------------------------
        Net investment loss                                                    $ (66,035)
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $    161
     Futures contracts                                                  (119)
     Credit default swaps                                             (4,975)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (739)  $  (5,672)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $ 78,764
     Futures contracts                                               (11,617)
     Credit default swaps                                             14,178
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies            (16,512)  $  64,813
-----------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, credit default swaps
        and foreign currency transactions                                      $  59,141
-----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $  (6,894)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 27

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                                  12/30/13(a) to
                                                                                  2/28/14
                                                                                  (unaudited)
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                             $    (66,035)
Net realized gain (loss) on investments, futures contracts, credit default swaps
  and foreign currency transactions                                                     (5,672)
Change in net unrealized appreciation (depreciation) on investments,
  futures contracts, credit default swaps and foreign currency transactions             64,813
------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations                         $     (6,894)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $ 25,079,624
Reinvestment of distributions                                                               --
Cost of shares repurchased                                                                  --
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                                   $ 25,079,624
------------------------------------------------------------------------------------------------
     Net increase in net assets                                                   $ 25,072,730
NET ASSETS:
Beginning of period                                                               $         --
------------------------------------------------------------------------------------------------
End of period                                                                     $ 25,072,730
------------------------------------------------------------------------------------------------
Net investment loss                                                               $    (66,035)
================================================================================================

(a) The Fund commenced operation on December 30, 2014.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

--------------------------------------------------------------------------------
                                                   '14 Shares        '14 Amount
                                                   (unaudited)       (unaudited)
--------------------------------------------------------------------------------
Class A*
Shares sold                                        841,304           $8,412,958
Reinvestment of distributions                           --                   --
Less shares repurchased                                 --                   --
--------------------------------------------------------------------------------
      Net increase                                 841,304           $8,412,958
================================================================================
Class C *
Shares sold                                        833,333           $8,333,333
Reinvestment of distributions                           --                   --
Less shares repurchased                                 --                   --
--------------------------------------------------------------------------------
      Net increase                                 833,333           $8,333,333
================================================================================
Class Y *
Shares sold                                        833,333           $8,333,333
Reinvestment of distributions                           --                   --
Less shares repurchased                                 --                   --
--------------------------------------------------------------------------------
      Net increase                                 833,333           $8,333,333
================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 29

Financial Highlights

--------------------------------------------------------------------------------
                                                                    12/31/13 (a)
                                                                    to 2/28/14
                                                                    (unaudited)
--------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                               $  (0.02)
  Net realized and unrealized gain on investments                       0.02
--------------------------------------------------------------------------------
Net increase in net assets from investment operations               $     --
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.00
================================================================================
Total return*                                                           0.00%
Ratio of net expenses to average net assets                             1.55%**
Ratio of net investment income to average net assets                   (1.44)%**
Portfolio turnover rate                                                  639%**
Net assets, end of period (in thousands)                            $  8,413
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                        1.96%**
  Net investment loss                                                  (1.85)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class A shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

--------------------------------------------------------------------------------
                                                                  12/31/13 (a)
                                                                  to 2/28/14
                                                                  (unaudited)
--------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                             $ (0.04)
  Net realized and unrealized gain on investments                    0.03
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $ (0.01)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.99
================================================================================
Total return*                                                       (0.10)%
Ratio of net expenses to average net assets                          2.30%**
Ratio of net investment income to average net assets                (2.19)%**
Portfolio turnover rate                                               639%**
Net assets, end of period (in thousands)                          $ 8,323
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                     2.71%**
  Net investment loss                                               (2.60)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class C shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 31

--------------------------------------------------------------------------------
                                                                12/31/13 (a)
                                                                to 2/28/14
                                                                (unaudited)
--------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                           $  (0.02)
  Net realized and unrealized gain on investments                   0.02
--------------------------------------------------------------------------------
Net increase in net assets from investment operations           $     --
--------------------------------------------------------------------------------
Net asset value, end of period                                  $  10.00
================================================================================
Total return*                                                       0.00%
Ratio of net expenses to average net assets                         1.30%**
Ratio of net investment income to average net assets               (1.19)%**
Portfolio turnover rate                                              639%**
Net assets, end of period (in thousands)                        $  8,337
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                    1.71%**
  Net investment loss                                              (1.60)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

(a) Class Y shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Notes to Financial Statements | 2/28/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Long/Short Global Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 31, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 33

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

34 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 28, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 35

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2014 was $88,185. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves to varying degrees, element of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the period ended February 28, 2014 was $4,173,861.

    At February 28, 2014, open futures contracts were as follows:

    --------------------------------------------------------------------------------
                           Number of                                 Unrealized
                           Contracts      Settlement                 Appreciation/
    Type                   Long/(Short)   Month       Value          (Depreciation)
    --------------------------------------------------------------------------------
    90 Days Europe Futures (26)           12/16       $ (6,370,325)  $  (5,363)
    5 Years U.S.
       Treasury Note       (10)           3/14          (1,209,063)     (1,984)
    S&P 500 EMINI Futures   (7)           6/14            (647,710)     (4,270)
    --------------------------------------------------------------------------------
          Total                                                      $ (11,617)
    ================================================================================

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

36 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of February 28, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended February 28, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 37

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issues and their ability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

38 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Open credit default swap contracts at February 28, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the period ended February 28, 2014 was $7,818,074.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.05% of the average daily net assets up to $1 billion of the Fund and 0.95% of the Fund's average daily net assets over $1 billion of the Fund. For the period ending February 28, 2014, the effective management fee was equivalent to 1.05% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.55%, 2.30% and 1.30% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2015. Fees waived and expenses reimbursed during the period ended February 28, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 39

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,433 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended February 28, 2014, there were no out-of-pocket expenses, transfer agents fees and out-of-pocket reimbursements payable.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $571 in distribution fees payable to PFD at February 28, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSC are paid to PFD. For the period ended February 28, 2014, there were no CDSCs paid to PFD.

40 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

5. Forward Foreign Currency Contracts

At February 28, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the period ended February 28, 2014 was $2,492,317.

Open forward foreign currency contracts at February 28, 2014 were as follows:

------------------------------------------------------------------------------------------
                       Net                                                  Net Unrealized
                       Contracts to   In Exchange   Settlement              Appreciation
Currency               Deliver        For           Date        Value       (Depreciation)
------------------------------------------------------------------------------------------
BRL (Brazilian Real)     (1,308,576)  $  (557,943)  3/6/14      $ 560,802   $  2,859
BRL (Brazilian Real)      1,308,576      (539,263)  3/6/14        557,943     18,680
CAD (Canadian
  Dollar)                  (261,211)     (236,026)  3/6/14        236,342        316
CHF (Swiss Franc)          (331,809)     (377,683)  3/6/14        368,221     (9,462)
CLP (Chilean Peso)     (194,715,981)     (348,218)  3/6/14        346,408     (1,810)
CZK (Czech
  Republic Koruna)       (9,864,341)     (498,911)  3/6/14        485,290    (13,621)
EURO (European Euro)        109,333       151,090   5/5/14       (147,483)     3,607
EURO (European Euro)       (883,931)   (1,221,530)  5/5/14      1,194,370    (27,160)
EURO (European Euro)       (538,300)     (743,903)  3/6/14        728,856    (15,047)
GBP (British
  Pound Sterling)          (240,887)     (403,494)  5/6/14        396,674     (6,820)
GBP (British
  Pound Sterling)          (223,744)     (374,956)  3/6/14        363,977    (10,979)
HUF (Hungarian
  Forint)               (53,707,909)     (239,714)  3/6/14        235,838     (3,876)
IDR (Indonesian
  Rupiah)             2,236,180,276      (185,267)  3/6/14        192,560      7,293
INR (Indian Rupee)       26,707,736      (425,012)  3/6/14        432,269      7,257
JPY (Japanese Yen)      (63,967,096)     (628,459)  3/6/14        634,420      5,961
KRW (South
  Korean Won)           130,413,071      (120,798)  3/6/14        122,272      1,474
MXN (Mexican Peso)        4,805,140      (358,771)  3/6/14        361,992      3,221
NGN (Nigerian Naira)     10,456,083       (62,424)  3/18/14        63,018        594
NOK (Norwegian
  Krone)                    754,540      (120,726)  3/6/14        125,846      5,120
NZD (New
  Zealand Dollar)           738,391      (606,602)  3/6/14        619,610     13,008
PLN (Polish Zloty)         (241,011)     (241,010)  3/6/14        248,648      7,638
RUB (Russian Ruble)       6,098,676       169,348   3/6/14       (174,015)    (4,667)
SEK (Swedish Krone)         797,501      (122,226)  3/6/14        124,561      2,335
SGD (Singapore
  Dollar)                  (465,575)     (367,260)  3/6/14        367,157       (103)
TRY (Turkish Lira)         (266,835)     (120,824)  3/6/14        118,118     (2,706)
TWD (New
  Taiwan Dollar)         (7,343,525)      242,241   3/6/14       (242,372)      (131)
------------------------------------------------------------------------------------------
Total                                                                       $(17,019)
==========================================================================================

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 41

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended February 28, 2014, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014 the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended February 28, 2014, the Fund had no borrowings under the credit facility.

42 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2014.

------------------------------------------------------------------------------------------
Assets:
                                           Net
                              Gross        Amounts           Gross Amounts
                              Amounts      of Assets         Not Offset in
                              Offset       Presented        the Statement of
                              in the       in the        Assets and Liabilities
                  Gross       Statement    Statement    -----------------------
                  Amounts of  of Assets    of Assets                 Cash
                  Recognized  and          and          Financial    Collateral  Net
Description       Assets      Liabilities  Liabilities  Instruments  Received    Amount
------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts        $   79,363  $  (79,363)  $        --  $    --      $    --     $      --
Futures
 contracts        $       --  $       --   $        --  $    --      $    --     $      --
Credit default
 swaps            $   76,269  $  (62,091)  $    14,178  $    --      $    --     $  14,178
------------------------------------------------------------------------------------------
                  $  155,632  $ (141,454)  $    14,178  $    --      $    --     $  14,178
==========================================================================================

------------------------------------------------------------------------------------------
Liabilities:
                                            Net
                               Gross        Amounts of        Gross Amounts
                               Amounts      Liabilities       Not Offset in
                               Offset       Presented        the Statement of
                               in the       in the        Assets and Liabilities
                  Gross        Statement    Statement    -----------------------
                  Amounts of   of Assets    of Assets                 Cash
                  Recognized   and          and          Financial    Collateral  Net
Description       Liabilities  Liabilities  Liabilities  Instruments  Pledged     Amount
------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts       $ 96,382     $  (79,363)  $ 17,019     $    --      $    --     $ 17,019
Futures
 contracts        $ 11,617     $       --   $ 11,617     $    --      $    --     $ 11,617
Credit default
  swaps           $ 62,091     $  (62,091)  $     --     $    --      $    --     $     --
------------------------------------------------------------------------------------------
                  $170,090     $ (141,454)  $ 28,636     $    --      $    --     $ 28,636
==========================================================================================

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 43

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2014 were as follows:

-----------------------------------------------------------------------------------
Derivatives not
accounted for as         Asset Derivatives 2014        Liabilities Derivatives 2014
hedging instruments      ---------------------------   ----------------------------
under Accounting         Statement of Assets           Statement of Assets
Standards Codification   and Liabilities               and Liabilities
(ASC) 815                Location            Value     Location            Value
-----------------------------------------------------------------------------------
Forward Foreign          Net unrealized                Net unrealized
 Currency Contracts      appreciation on               depreciation on
                         forward foreign               forward foreign
                         currency contracts  $    --   currency contracts  $17,019
Futures Contracts*       Net unrealized                Net unrealized
                         appreciation on               depreciation on
                         futures contracts   $    --   futures contracts   $11,617
Credit Default Swaps     Net unrealized                Net unrealized
                         appreciation on               depreciation on
                         credit default                credit default
                         swaps               $14,178   swaps               $    --
-----------------------------------------------------------------------------------
   Total                                     $14,178                       $28,636
===================================================================================

*   Reflects unrealized appreciation (depreciation) of futures contracts (see
    Note 1C).

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2014 was as follows:

-------------------------------------------------------------------------------------------
                                                                             Change in
Derivatives not                                                Realized      Unrealized
accounted for as                                               Gain or       Appreciation
hedging instruments                                            Loss on       (Depreciation)
under Accounting        Location of Gain or (Loss)             Derivatives   on Derivatives
Standards Codification  On Derivatives Recognized              Recognized    Recognized
(ASC) 815               in Income                              in Income     in Income
-------------------------------------------------------------------------------------------
Futures Contracts       Net realized gain (loss) on
                        futures contracts                      $ (119)
Futures Contracts       Change in unrealized appreciation
                        (depreciation) on futures contracts                   $ 11,617
Forward Foreign         Net realized gain (loss) on forward
 Currency Contracts     foreign currency contracts and other
                        assets and liabilities denominated
                        in foreign currencies                  $ (739)
Forward Foreign         Change in unrealized appreciation
 Currency Contracts     (depreciation) on forward foreign
                        currency contracts and other assets
                        and liabilities denominated in
                        foreign currencies                                    $(16,512)
Credit Default Swaps    Net realized gain (loss) on credit
                        default swaps                          $(4,975)
Credit Default Swaps    Change in unrealized appreciation
                        (depreciation) on credit default swaps                $ 14,178

44 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Long/Short Global Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund share-owners. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees did not consider the Fund's performance in approving the invest-ment advisory agreement because the Fund was newly-offered and did not have a performance history.

Management Fee and Expenses

The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Non-Traditional Bond category. The Trustees considered that the Fund's proposed management fee would rank in the fifth quintile of the peer group, and just over the median management fee of a subset of the peer group consisting of funds that pursue an investment approach similar to the Fund's

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 45 investment approach. The Trustees considered factors distinguishing the Fund from the funds in the peer group. The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank in the fifth quintile of the peer group, and in the third quintile of the subset of the peer group consisting of funds that pursue an investment approach similar to the Fund's investment approach. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability

The Trustees did not consider PIM's profitability with respect to the manage-ment of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

46 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

Trustees, Officers and Service Providers

Trustees                            Officers
Thomas J. Perna, Chairman           Daniel K. Kingsbury, President*
David R. Bock                       Mark D. Goodwin, Executive
Benjamin M. Friedman                   Vice President
Margaret B.W. Graham                Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                 Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 47

                           This page for your notes.

48 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

                           This page for your notes.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 49

                           This page for your notes.

50 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

                           This page for your notes.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14 51

                           This page for your notes.

52 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 27667-00-0414

                     Pioneer Long/Short
                     Opportunistic
                     Credit Fund

--------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2014
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A   LRCAX*
                     Class C   LRCCX*
                     Class Y   LRCYX*

                     *Class A, C, and Y shares were first publicly offered on
                      December 31, 2013.

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         27

Notes to Financial Statements                                                34

Approval of Investment Advisory Agreement                                    46

Trustees, Officers and Service Providers                                     48

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Opportunistic Credit Fund's performance for the abbreviated semiannual reporting period beginning with the Fund's inception on December 30, 2013, and ending February 28, 2014, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the abbreviated semiannual reporting period ended February 28, 2014?

A Pioneer Long/Short Opportunistic Credit Fund's Class A shares returned 0.00% at net asset value during the period between December 30, 2013, and February 28, 2014. During the two-month period ended February 28, 2014, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.01%.

Q   Can you provide an overview of the Fund's investment approach?

A In seeking positive Fund returns regardless of market conditions, we utilize two distinct investment strategies. One part of the portfolio's strategy is directional, in that we need to be correct about whether the prices of a particular asset class are poised to appreciate or depreciate. However, we seek to have the Fund benefit from both positive and negative returns. This means that at times we invest in some asset categories within the broad bond market by taking long positions, while speculating against other asset classes by taking short positions.

    The other part of the portfolio utilizes uncorrelated trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security such that the performance of the pair

4 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 is not dependent on the direction of the market. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

    We aim to have the Fund's annualized return exceed that of 3-month Treasury bills, but with portfolio volatility lower than that of the broad equity market. To achieve that goal, we seek to provide positive Fund returns over most trailing 12-month periods and to minimize the extent of any negative returns, regardless of market conditions.

    Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period.

Q Can you review the principal portfolio investment strategies you implemented during the Fund's abbreviated semiannual reporting period ended February 28, 2014?

A We initiated long/short trades within the portfolio's long/short equity strategy, with one key position favoring regional banks with a domestic focus over large-capitalized U.S. stocks with more global exposure--particularly those with exposure to the emerging markets. Another key strategy within the portfolio's long/short equity sleeve is a pairing that favors Spain -- a country that has made meaningful strides with respect to restructuring its economy -- over other parts of the euro zone. Under the Fund's capital structure arbitrage investment strategy, we seek to take advantage of mispricings within different parts of the capital structure. We attempt to do this by, for instance, purchasing a firm's junior debt securities if we believe their prices reflect an unrealistically high assessment of the company's default risk, while simultaneously purchasing tradable insurance in the form of a credit default swap on the firm's senior debt. This strategy can add to the Fund's return if we are correct in our assessment and the prices of the two different issues converge. The Fund had a number of curve trades as part of the credit long/short strategy, where the portfolio is long in one part of an individual issuer's yield curve, and short in another part, depending on whether we believe the issuer's yield curve will steepen or flatten.

    We also implemented a number of strategies within the portion of the Fund's portfolio that utilizes trades with low correlations to the broader markets. One of our core strategies ("global macro") seeks to benefit from market distortions in relative value that often result from macroeconomic

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 5 factors. Currency long/short is a strategy whereby we take long portfolio positions in a basket of emerging and developed market currencies, and shorter positions in another basket of currencies that we expect to underperform. Another portfolio strategy which we implemented was long/short credit. This entails pairing long and short positions in two issuers within the same industry sector for whom we expect performance to diverge.

    On the directional side of the portfolio, we implemented a number of long exposures. These include holdings of euro-denominated bonds that are convertible into equities. With these positions, we are seeking to have the Fund benefit from an improvement in the European stock market, where we think margin stabilization and modest price-to-earnings (P/E) expansion could translate into solid risk-adjusted returns. In particular, we have been emphasizing investments in economically sensitive financial and service-oriented firms with less exposure to France and Italy.

    On the short side of the directional portfolio, we took a position with respect to investment-grade debt in both Asia and Australia, areas that we view as being vulnerable to the credit slowdown in China. China is attempting to grow its economy at a 7.5% annual pace, while at the same time contracting credit and relying on a shadow banking system that represents approximately 70% of the country's gross domestic product (GDP). We felt that investments in both the Asian and Australian credit markets are a prudent and efficient way to get short exposure in the event of a Chinese policy error. We are also shorting the portfolio at a very specific point on the U.S. yield curve, as we do not believe the markets are adequately prepared for the likely pace of the U.S. Federal Reserve's (the Fed's) tightening of its accommodative monetary policy should the domestic economy return to above-trend growth.

    Within the U.S., we are positive on business development companies, which are significantly-regulated entities specializing in lending to small- and midsize companies. Stocks of such companies generally carry little exposure to non-domestic risks. It is our belief that the U.S. economy will grow more robustly than consensus market estimates, which supports our taking the portfolio's long positions in equities. The Fund also had meaningful exposure to securitized credit markets such as non-agency mortgages, an area where we see opportunities to earn reasonable risk-adjusted returns

6 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 with less sensitivity to the direction of the U.S. equity market. Because we seek to hedge out the accompanying interest-rate risk in the portfolio, we are trying to isolate the cheapness of mortgage bonds.

    Finally, the Fund held a variety of event-linked bonds, which are designed to pay reasonable yields in exchange for insurance protection against major calamities such as hurricanes, floods, and earthquakes. We like event-linked bonds because of their historical lack of correlation to any equity or fixed-income market risks.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A Overall, we expect global economic growth to continue to strengthen. In the U.S., we are looking for growth to move up into the range of its historic long-term trend, supported by improvements in employment and the availability of credit. At the same time, there will be disappointments along the way, and with the Fed no longer fully committed to stepping up its accommodative efforts to backstop economic conditions, asset prices will likely experience significant volatility. Another macroeconomic development we are examining is the lack of a clear definition when it comes to conditions in the emerging versus developed markets. Many emerging economies are actually in a better position from the standpoint of national debt levels and current account flows, and we anticipate that performance trends in global bond markets will become increasingly country-specific. Market volatility and performance dispersion creates opportunities for an uncorrelated trading strategy such as ours, and we will seek to find trades that will help the Fund to capitalize on emerging themes.

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 7

All investments are subject to risk, including the possible loss of principal.

The portfolio may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

8 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

The Fund may invest in event-linked bonds, on which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 9

Portfolio Summary | 2/28/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                44.0%
Collateralized Mortgage Obligations                                       17.6%
Convertible Corporate Bonds                                               11.1%
Exchange Traded Fund                                                       6.4%
International Corporate Bonds                                              6.4%
U.S. Common Stocks                                                         5.1%
Senior Secured Loans                                                       4.8%
U.S. Corporate Bonds                                                       2.5%
Asset Backed Securities                                                    2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. JP Morgan Mortgage Trust, Floating Rate Note, 1/25/44 (144A)                        4.93%
---------------------------------------------------------------------------------------------
 2. SPDR S&P Regional Banking ETF                                                       4.13
---------------------------------------------------------------------------------------------
 3. Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/25/43                          3.62
---------------------------------------------------------------------------------------------
 4. GTP Towers Issuer LLC, 8.112%, 2/15/15 (144A)                                       2.59
---------------------------------------------------------------------------------------------
 5. iShares US Regional Banks ETF                                                       2.30
---------------------------------------------------------------------------------------------
 6. Industrivarden AB, 2.5%, 2/27/15 (144A)                                             1.34
---------------------------------------------------------------------------------------------
 7. Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat Bond) (144A)                       1.33
---------------------------------------------------------------------------------------------
 8. Caelus Re 2013, Ltd., Floating Rate Note, 4/7/17 (Cat Bond) (144A)                  1.30
---------------------------------------------------------------------------------------------
 9. BlackRock Kelso Capital Corp.                                                       1.30
---------------------------------------------------------------------------------------------
10. Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16 (Cat Bond) (144A)   1.30
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                   2/28/14                12/30/13*
--------------------------------------------------------------------------------
          A                      $10.00                 $10.00
--------------------------------------------------------------------------------
          C                      $ 9.99                 $10.00
--------------------------------------------------------------------------------
          Y                      $10.01                 $10.00
--------------------------------------------------------------------------------

Distributions per Share: 12/30/13-2/28/14*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term         Long-Term
        Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $ --                   $ --               $ --
--------------------------------------------------------------------------------
          C             $ --                   $ --               $ --
--------------------------------------------------------------------------------
          Y             $ --                   $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

*  The Fund commenced operations on December 30, 2013.


   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 invest-ment made in Class A shares of Pioneer Long/Short Opportunistic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      Net Asset          Public Offering
Period                Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)            0.00%              -4.49%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      1.94%              1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Long/Short             BofA ML 3-month
                         Opportunistic Credit Fund      US Treasury Index
12/31/2013               $ 9,550                        $ 10,000
2/28/2014                $ 9,550                        $ 10,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C Shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)            -0.10%             -1.10%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
(as revised January 8, 2014)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      2.69%              2.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Long/Short             BofA ML 3-month
                         Opportunistic Credit Fund      US Treasury Index
12/31/2013               $ 10,000                       $ 10,000
2/28/2014                $  9,890                       $ 10,000

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 13

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Index.

Average Semiannual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)            0.10%              0.10%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 6, 2013,
as revised January 8, 2014)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                  1.69%         1.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Long/Short             BofA ML 3-month
                         Opportunistic Credit Fund      US Treasury Index
12/31/2013               $ 5,000,000                    $ 5,000,000
2/28/2014                $ 5,005,000                    $ 5,000,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on actual returns from December 31, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 12/31/13          $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/28/14                                   $1,000.00    $  999.00    $1,001.00
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    2.81    $    4.04    $    2.40
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.71%, 2.46% and 1.46% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 60/365 (to reflect the partial year period).

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 31, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 12/31/13          $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/28/14                                   $1,005.41    $1,004.18    $1,005.82
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    2.82    $    4.05    $    2.41
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.71%, 2.46% and 1.46% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 60/365 (to reflect the partial year period).

16 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Schedule of Investments | 2/28/14 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE
                                             BONDS -- 8.8%
                                             ENERGY -- 1.0%
                                             Integrated Oil & Gas -- 1.0%
EURO   100,000                        A/NR   Eni S.p.A., 0.625%, 1/18/16                 $    148,228
       100,000                      BBB/NR   Lukoil International Finance BV,
                                             2.625%, 6/16/15                                  104,500
                                                                                         ------------
                                                                                         $    252,728
                                                                                         ------------
                                             Total Energy                                $    252,728
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.4%
                                             Diversified Metals & Mining -- 0.4%
       100,000                       BB/NR   Vedanta Resources Jersey, Ltd., 5.5%,
                                             7/13/16                                     $    100,750
                                                                                         ------------
                                             Total Materials                             $    100,750
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 1.7%
                                             Electrical Components &
                                             Equipment -- 0.9%
EURO   150,000                      BB-/NR   SGL Carbon SE, 3.5%, 6/30/16                $    232,893
-----------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.8%
EURO   150,000                       B+/NR   Kloeckner & Co., Financial Services SA,
                                             2.5%, 12/22/17                              $    203,665
                                                                                         ------------
                                             Total Capital Goods                         $    436,558
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.9%
                                             Hotels, Resorts & Cruise Lines -- 0.9%
GBP    100,000                       NR/NR   TUI Travel Plc, 4.9%, 4/27/17               $    214,174
                                                                                         ------------
                                             Total Consumer Services                     $    214,174
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 2.8%
                                             Multi-Sector Holdings -- 2.4%
EURO   100,000                       NR/NR   GBL Verwaltung SA, 1.25%, 2/7/17            $    156,727
EURO   100,000                       NR/NR   Groupe Bruxelles Lambert SA, 0.125%,
                                             9/21/15                                          175,369
EURO   150,000                       A-/NR   Industrivarden AB, 2.5%, 2/27/15 (144A)          266,578
                                                                                         ------------
                                                                                         $    598,674
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.4%
       100,000                      BBB/NR   Glencore Finance Europe SA, 5.0%,
                                             12/31/14                                    $    113,000
                                                                                         ------------
                                             Total Diversified Financials                $    711,674
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 17

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.8%
                                             Diversified Real Estate
                                             Activities -- 0.8%
GBP    100,000                               NR/NR The British Land Co., Jersey, Ltd.,
                                             1.5%, 9/10/17                               $    194,683
                                                                                         ------------
                                             Total Real Estate                           $    194,683
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.6%
                                             Integrated Telecommunication
                                             Services -- 0.6%
EURO   100,000                       NR/NR   Solidium Oy, 0.5%, 9/29/15                  $    142,134
                                                                                         ------------
                                             Total Telecommunication Services            $    142,134
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.6%
EURO   100,000                       B/Ba3   Parpublica - Participacoes Publicas
                                             SGPS SA, 5.25%, 9/28/17                     $    153,673
                                                                                         ------------
                                             Total Government                            $    153,673
-----------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $2,141,997)                           $  2,206,374
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 4.1%
                                             DIVERSIFIED FINANCIALS -- 4.1%
                                             Asset Management & Custody
                                             Banks -- 4.1%
        13,800                               Ares Capital Corp.                          $    248,814
        27,200                               BlackRock Kelso Capital Corp.                    259,216
        13,000                               Fifth Street Finance Corp.                       127,660
         6,900                               Golub Capital BDC, Inc.                          129,444
        15,900                               Hercules Technology Growth Capital, Inc.         250,266
                                                                                         ------------
                                                                                         $  1,015,400
                                                                                         ------------
                                             Total Diversified Financials                $  1,015,400
-----------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $1,011,333)                           $  1,015,400
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Principal          Floating     S&P/Moody's
 Amount ($)         Rate (b)     Ratings
-----------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 1.4%
                                             BANKS -- 1.0%
                                             Thrifts & Mortgage Finance -- 1.0%
       125,000                       NR/NR   CAM Mortgage Trust, 5.5%, 12/15/53
                                             (Step) (144A)                               $    124,416
        48,438          1.46         B+/B2   First Franklin Mortgage Loan Trust
                                             2003-FFC, Floating Rate Note, 11/25/32            47,071

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
        46,500                      BBB/NR   Icon Brands Holdings LLC, 4.229%,
                                             1/25/43 (144A)                              $     46,484
        42,691          3.16        A/Baa2   Irwin Whole Loan Home Equity Trust
                                             2003-C, Floating Rate Note, 6/25/28               42,853
                                                                                         ------------
                                                                                         $    260,824
                                                                                         ------------
                                             Total Banks                                 $    260,824
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.4%
                                             Other Diversified Financial
                                             Services -- 0.4%
       100,000                      BBB/NR   TAL Advantage LLC, 4.1%, 2/22/39            $    100,774
                                                                                         ------------
                                             Total Diversified Financials                $    100,774
-----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $360,878)                             $    361,598
-----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 14.0%
                                             BANKS -- 13.5%
                                             Thrifts & Mortgage Finance -- 13.5%
        56,878          1.16        A/Baa1   Bayview Commercial Asset Trust, Floating
                                             Rate Note, 1/25/35 (144A)                   $     51,589
       150,000                       BB/NR   Bear Stearns Commercial Mortgage
                                             Securities Trust 2006-PWR14, 5.273%,
                                             12/11/38                                         148,824
       175,000          5.57        NR/Ba3   COBALT Commercial Mortgage Trust
                                             2007-C2, Floating Rate Note, 4/15/47
                                             (144A)                                           177,480
       175,000                       NR/B3   COMM 2006-C8 Mortgage Trust, 5.377%,
                                             12/10/46                                         173,162
       175,000          3.26        BB-/NR   Credit Suisse Mortgage Capital Certificates,
                                             Floating Rate Note, 2/15/29                      175,022
       100,000          5.59        BB-/NR   GS Mortgage Securities Trust 2006-GG6,
                                             Floating Rate Note, 4/10/38                      102,093
       200,000                        B/B3   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-CIBC16, 5.623%,
                                             5/12/45                                          201,621
       125,000          3.12         BB/NR   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-FL3, Floating Rate
                                             Note, 4/15/28 (144A)                             124,808
     1,000,000          3.50        AAA/NR   JP Morgan Mortgage Trust, Floating Rate
                                             Note, 1/25/44 (144A)                             980,000
       187,500          5.28         BB/NR   LB-UBS Commercial Mortgage Trust
                                             2006-C1, Floating Rate Note, 2/15/41             189,862
        70,000          5.48        NR/Ba2   ML-CFC Commercial Mortgage Trust
                                             2006-3, Floating Rate Note, 7/12/46               69,176
        16,391          0.94       AAA/Aaa   Nomura Asset Acceptance Corp
                                             Alternative Loan Trust Series 2004-AR2,
                                             Floating Rate Note, 10/25/34                      16,301

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 19

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       769,175          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-6, Floating
                                             Rate Note, 5/25/43                          $    719,542
       125,000          4.75         NR/NR   Volt LLC, Series 14-NPL1, Floating Rate
                                             Note, 10/27/53                                   121,823
       125,000          5.97         B-/B1   Wachovia Bank Commercial Mortgage
                                             Trust Series 2007-C34, Floating Rate
                                             Note, 5/15/46                                    128,250
                                                                                         ------------
                                                                                         $  3,379,553
                                                                                         ------------
                                             Total Banks                                 $  3,379,553
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.5%
                                             Other Diversified Financial
                                             Services -- 0.5%
       125,000          5.22         NR/B1   LB-UBS Commercial Mortgage Trust
                                             2005-C2, Floating Rate Note, 4/15/40        $    126,602
                                                                                         ------------
                                             Total Diversified Financials                $    126,602
-----------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $3,506,689)                           $  3,506,155
-----------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 7.2%
                                             INSURANCE -- 5.1%
                                             Reinsurance -- 5.1%
       250,000          4.25        BB+/NR   Armor Re, Ltd., Floating Rate Note,
                                             5/14/14 (Cat Bond) (144A)                   $    250,325
       250,000          6.91         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                             4/7/17 (Cat Bond) (144A)                         259,350
       250,000         17.77         B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                             4/30/14 (Cat Bond) (144A)                        256,100
       250,000          8.53        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                         264,525
       250,000          4.57        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat Bond)
                                             (144A)                                           259,025
                                                                                         ------------
                                                                                         $  1,289,325
                                                                                         ------------
                                             Total Insurance                             $  1,289,325
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 2.1%
                                             Integrated Telecommunication
                                             Services -- 2.1%
       500,000                      NR/Ba2   GTP Towers Issuer LLC, 8.112%, 2/15/15
                                             (144A)                                      $    515,770
                                                                                         ------------
                                             Total Telecommunication Services            $    515,770
-----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $1,808,341)                           $  1,805,095
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 3.8%**
                                             ENERGY -- 0.4%
                                             Oil & Gas Exploration &
                                             Production -- 0.4%
       100,000          3.88       BB-/Ba2   Fieldwood Energy LLC, Closing Date Loan,
                                             9/25/18                                     $    100,427
                                                                                         ------------
                                             Total Energy                                $    100,427
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.5%
                                             Commodity Chemicals -- 0.1%
        30,000          0.00         NR/NR   Nexeo Solutions LLC, Term Loan B3,
                                             9/9/17                                      $     30,038
-----------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.2%
        50,000          5.00         B+/B2   Univar, Inc., Term B Loan, 2/14/17          $     49,760
-----------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.2%
        50,000          5.25          B/B1   Exopack Holdings SA, USD Term Loan,
                                             4/14/19                                     $     50,792
                                                                                         ------------
                                             Total Materials                             $    130,590
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.5%
                                             Aerospace & Defense -- 0.5%
        50,000          6.25        BB-/WR   DynCorp International, Inc., Term Loan,
                                             7/7/16                                      $     50,438
        50,000          5.25          B/B2   Sequa Corp., Initial Term Loan, 6/19/17           49,344
        25,000          0.00         NR/NR   Wesco Aircraft Hardare Corp., Tranche B
                                             Term Loan (First Lien), 2/24/21                   25,055
                                                                                         ------------
                                                                                         $    124,837
                                                                                         ------------
                                             Total Capital Goods                         $    124,837
-----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.6%
                                             Diversified Support Services -- 0.6%
        50,000          0.00         NR/NR   Aegis Toxicology Corp., Tranche B Term
                                             Loan (First Lien), 2/20/21                  $     50,250
       100,000          0.00         NR/NR   Seadrill Operating LP, Initial Term Loan,
                                             2/14/21                                          100,571
                                                                                         ------------
                                                                                         $    150,821
                                                                                         ------------
                                             Total Commercial Services & Supplies        $    150,821
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Air Freight & Logistics -- 0.1%
         5,150          0.15       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                             Pre-Funded Term Loan, 8/31/16               $      5,144
        19,850          5.25       CCC+/B2   CEVA Logistics US Holdings, Inc., U.S.
                                             Tranche B Loan, 8/31/16                           19,850
                                                                                         ------------
                                                                                         $     24,994
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 21

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Trucking -- 0.2%
        50,000          8.00       CCC+/NR   YRC Worldwide, Inc., Initial Term Loan,
                                             2/12/19                                     $     50,312
                                                                                         ------------
                                             Total Transportation                        $     75,306
-----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.2%
                                             Leisure Products -- 0.2%
        36,000          0.00         NR/NR   Party City Holdings, Inc., 2014
                                             Replacement Term Loan, 7/27/19              $     36,090
                                                                                         ------------
                                             Total Consumer Durables & Apparel           $     36,090
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.2%
                                             Broadcasting -- 0.1%
        23,485          3.00         NR/NR   CBS Outdoor Americas Capital LLC,
                                             Tranche B Term Loan (First Lien), 1/15/21   $     23,478
-----------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.1%
        25,000          6.50          B/NR   Deluxe Entertainment Services Group.,
                                             Inc., Tranche B Term Loan (First Lien),
                                             2/26/20                                     $     25,115
                                                                                         ------------
                                             Total Media                                 $     48,593
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.3%
                                             Agricultural Products -- 0.3%
        75,000          4.50          B/B1   Arysta Lifescience SPC LLC, Initial Term
                                             Loan, 5/29/20                              $      75,609
                                                                                         ------------
                                             Total Food, Beverage & Tobacco             $      75,609
-----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.3%
                                             Personal Products -- 0.3%
        75,000          0.00         NR/NR   Atrium Innovations, Inc., Tranche B Term
                                             Loan (Second Lien), 7/29/21                 $     76,594
                                                                                         ------------
                                             Total Household & Personal Products         $     76,594
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.1%
                                             Systems Software -- 0.1%
        36,000          0.00         NR/NR   SafeNet, Inc., Tranche B Term Loan,
                                             2/28/20                                     $     35,820
                                                                                         ------------
                                             Total Software & Services                   $     35,820
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.4%
                                             Electric Utilities -- 0.2%
        50,000          0.00         B+/B3   FR Dixie Acquisition Corp., Term Loan,
                                             1/23/21                                     $     50,333
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.2%
        50,000          0.00         NR/NR   Atlantic Power LP, Term Loan B, 2/20/21
                                                                                         $     50,344
                                                                                         ------------
                                             Total Utilities                             $    100,677
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $947,697)                             $    955,364
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                             EXCHANGE TRADED FUNDS -- 5.1%
                                             DIVERSIFIED FINANCIALS -- 5.1%
                                             Asset Management & Custody
                                             Banks -- 5.1%
        13,640                               iShares US Regional Banks ETF               $    456,531
        20,576                               SPDR S&P Regional Banking ETF                    820,777
-----------------------------------------------------------------------------------------------------
                                             TOTAL EXCHANGE TRADED FUNDS
                                             (Cost $1,248,369)                           $  1,277,308
-----------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH
                                             INVESTMENTS -- 34.9%
     2,500,000                     AA+/Aaa   U.S. Treasury Bills, 3/20/14 (c)            $  2,499,968
     6,250,000                     AA+/Aaa   U.S. Treasury Bills, 4/24/14 (c)               6,249,547
-----------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $8,749,591)                           $  8,749,515
-----------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 79.3%
                                             (Cost $19,774,895) (a)                      $ 19,876,809
-----------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 20.7%         $  5,192,934
-----------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                  $ 25,069,743
=====================================================================================================

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2014, the value of these securities amounted to $3,576,450 or 14.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 23

(a) At February 28, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $19,774,895 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                               $126,145

              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                (24,231)
                                                                                         ---------
              Net unrealized appreciation                                                $101,914
                                                                                         =========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      EURO      Euro
      GBP       British Pound Sterling

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2014 aggregated $22,739,697 and $5,743,033, respectively.

---------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION
                                                                                                Net
                                                                                Premiums        Unrealized
Notional                            Obligation                       Expiration Received        Appreciation
Principal ($)       Counterparty    Entity/Index          Coupon     Date       (Paid)          (Depreciation)
---------------------------------------------------------------------------------------------------------------
       (250,000)    Citibank NA     Alcoa, Inc.             1.00%      3/20/19    $  10,592          $  (3,916)
       (250,000)    Citibank NA     Caesars                 5.00%      3/20/16       65,625             (2,467)
                                    Entertainment
                                    Operating Co., Inc.
     (1,235,000)    Citibank NA     CDX.NA.HY.21            5.00%     12/20/18     (244,530)           (12,178)
                                    35-100%
       (250,000)    Citibank NA     United Rentals          5.00%      3/20/19      (36,198)            (5,098)
                                    (North America), Inc.
EURO   (375,000)    JPMorgan        Glencore                1.00%      3/20/19       13,379               (980)
                    Chase Bank NA   International AG
       (625,000)    Morgan          ITRAXX.ASIA.XJ.IG.20.V1 1.00%     12/20/18       17,502             (9,632)
                    Stanley & Co.
       (625,000)    Morgan          ITRAXX.AUST.20.V1       1.00%     12/20/18        4,028             (4,904)
                                    Stanley & Co.
---------------------------------------------------------------------------------------------------------------
                                                                                  $(169,602)         $ (39,175)
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

-------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION
                                                                                               Net
                                                                               Premiums        Unrealized
Notional                           Obligation                       Expiration Received        Appreciation
Principal ($)(1)   Counterparty    Entity/Index           Coupon    Date       (Paid)          (Depreciation)
-------------------------------------------------------------------------------------------------------------
     500,000       Citibank NA     CDX.NA.IG.9 0-3%         5.00%    12/20/14     $ (15,390)     $  4,931
EURO 625,000       Citibank NA     ITRAXX.EUR.9 0-3%        5.00%     6/20/15        (8,589)        8,470
     250,000       Citibank NA     Clear Channel            5.00%    12/20/14           564         2,726
                                   Communications, Inc.
      62,500       Citibank NA     Caesars                  5.00%    12/20/14        (5,156)          226
                                   Entertainment
                                   Operating Co., Inc.
     250,000       Citibank NA     Caesars                  5.00%     3/20/19      (133,125)         (500)
                                   Entertainment
                                   Operating Co., Inc.
     187,500       Citibank NA     Caesars                  5.00%     9/20/14       (12,188)       (2,604)
                                   Entertainment
                                   Operating Co., Inc.
     250,000       Citibank NA     Freeport-McMoRan         1.00%     3/20/19        (5,920)        2,323
                                   Copper & Gold, Inc.
     250,000       Citibank NA     Hertz Corp. (The)        5.00%     3/20/19        33,704         1,749
     250,000       Citibank NA     JC Penney Co., Inc.      5.00%    12/20/14        (5,000)        2,465
     250,000       Citibank NA     MBIA Insurance Corp.     5.00%     3/20/15          (625)        4,340
     125,000       Citibank NA     RadioShack Corp.         5.00%    12/20/14       (10,000)        3,155
     125,000       Citibank NA     RadioShack Corp.         5.00%     9/20/14        (5,937)        1,721
     250,000       Citibank NA     Sears Roebuck            5.00%     3/20/15       (16,250)       10,903
                                   Acceptance Corp.
     250,000       Citibank NA     Toys R Us, Inc.          5.00%    12/20/14        (5,000)        2,722
     250,000       Citibank NA     Travelport LLC           5.00%     3/20/15            --         3,530
EURO 375,000       JPMorgan        Arcelormittal            1.00%     3/20/19       (35,081)       (2,165)
                   Chase Bank NA
EURO 250,000       JPMorgan        Norske                   5.00%     3/20/15       (20,418)        9,209
                   Chase Bank NA   Skogindustrier ASA
-------------------------------------------------------------------------------------------------------------
                                                                                  $(244,411)     $ 53,201
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       EURO               Euro

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 25

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                     Level 1       Level 2           Level 3   Total
-------------------------------------------------------------------------------------------
Convertible Corporate Bonds          $       --    $ 2,206,374        $ --      $ 2,206,374
Common Stocks                         1,015,400             --          --        1,015,400
Asset Backed Securities                      --        361,598          --          361,598
Collateralized Mortgage Obligations          --      3,506,155          --        3,506,155
Corporate Bonds                              --      1,805,095          --        1,805,095
U.S. Government Agency Obligations           --      8,749,515          --        8,749,515
Senior Floating Rate Loan Interests          --        955,364          --          955,364
Exchange Traded Funds                 1,277,308             --          --        1,277,308
-------------------------------------------------------------------------------------------
Total                                $2,292,708    $17,584,101       $ --       $19,876,809
===========================================================================================
Other Financial Instruments
Unrealized Appreciation on
 Credit Default Swaps                $       --    $    14,026       $ --       $    14,026
Unrealized depreciation on
 Futures Contracts                      (16,903)            --       $ --           (16,903)
Unrealized Depreciation on
 Forward Foreign Currency
 Contracts                                   --         (7,181)        --            (7,181)
-------------------------------------------------------------------------------------------
Total Other Financial Instruments    $  (16,903)   $     6,845       $ --       $   (10,058)
===========================================================================================

During the period ended February 28, 2014, there were no transfers between Level 1, 2 and 3.
                                                               ----

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $19,774,895)                  $ 19,876,809
  Cash                                                                      7,534,640
  Foreign currency (cost $56,555)                                              56,849
  Futures collateral                                                          139,635
  Receivables --
     Fund shares sold                                                           5,000
     Interest                                                                  37,888
     Credit default swap payments                                             270,615
     Due from Pioneer Investment Management, Inc.                               7,282
  Net unrealized appreciation on credit default swaps                          14,026
  Other                                                                        58,305
-------------------------------------------------------------------------------------
        Total assets                                                     $ 28,001,049
-------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                    $  2,484,021
   Credit default swaps, premiums paid                                        414,013
   Net unrealized depreciation on forward foreign currency contracts            7,181
   Net unrealized depreciation on futures contracts                            16,903
   Due to affiliates                                                            9,188
-------------------------------------------------------------------------------------
         Total liabilities                                               $  2,931,306
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $ 25,059,308
  Accumulated net investment loss                                             (72,261)
  Accumulated net realized loss on investments, futures contracts,
     credit default swaps and foreign currency transactions                   (9,715)
  Net unrealized appreciation on investments                                 101,914
  Net unrealized depreciation on futures contracts                           (16,903)
  Net unrealized appreciation on credit default swaps                         14,026
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (6,626)
-------------------------------------------------------------------------------------
        Total net assets                                                 $25,069,743
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $8,387,322/838,846 shares)                          $     10.00
   Class C (based on $8,339,949/834,452 shares)                          $      9.99
   Class Y (based on $8,342,472/833,333 shares)                          $     10.01
MAXIMUM OFFERING PRICE:
   Class A ($10.00 (divided by) 95.5%)                                   $     10.47
=====================================================================================

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 27

Statement of Operations (unaudited)
For the period from 12/30/13 (Commencement of Operations) to 2/28/14

INVESTMENT INCOME:
  Interest                                                  $    3,247
  Dividends                                                      1,082
----------------------------------------------------------------------------------
        Total investment income                                          $  4,329
==================================================================================
EXPENSES:
  Management fees                                           $   47,188
  Distribution fees
     Class A                                                     3,424
     Class C                                                    13,667
  Administrative reimbursements                                  1,190
  Custodian fees                                                 2,400
  Professional fees                                             16,680
  Printing expense                                               3,300
  Fees and expenses of nonaffiliated Trustees                    1,320
  Miscellaneous                                                  1,979
----------------------------------------------------------------------------------
     Total expenses                                                      $ 91,148
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                      (14,558)
----------------------------------------------------------------------------------
     Net expenses                                                        $ 76,590
----------------------------------------------------------------------------------
         Net investment loss                                             $(72,261)
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                            $      161
     Credit Default Swaps                                       (8,121)
     Futures Contracts                                            (288)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies       (1,467)  $ (9,715)
----------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $  101,914
     Credit Default Swaps                                       14,026
     Futures Contracts                                         (16,903)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies       (6,626)  $ 92,411
----------------------------------------------------------------------------------
  Net gain on investments                                                $ 82,696
==================================================================================
  Net increase in net assets resulting from operations                   $ 10,435
==================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                                             12/30/13 (a)
                                                                             to 2/28/14
                                                                             (unaudited)
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment (loss)                                                        $   (72,261)
Net realized loss on investments, credit default swaps, futures contracts
  and foreign currency transactions                                               (9,715)
Change in net unrealized appreciation (depreciation) on investments, credit default swaps, futures contracts and foreign
  currency transactions                                                           92,411
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations        $    10,435
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $25,059,308
Reinvestment of distributions                                                         --
Cost of shares repurchased                                                            --
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                             $25,059,308
------------------------------------------------------------------------------------------
      Net increase in net assets                                             $25,069,743
NET ASSETS:
Beginning of period                                                          $        --
------------------------------------------------------------------------------------------
End of period                                                                $25,069,743
==========================================================================================
Accumulated net investment loss                                              $   (72,261)
==========================================================================================

(a) The Fund commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 29

------------------------------------------------------------------------------------------
                                                               '14 Shares       '14 Amount
                                                              (unaudited)      (unaudited)
------------------------------------------------------------------------------------------
Class A*
Shares sold                                                       838,846       $8,381,493
Reinvestment of distributions                                          --               --
Less shares repurchased                                                --               --
------------------------------------------------------------------------------------------
      Net increase                                                838,846       $8,381,493
==========================================================================================
Class C*
Shares sold                                                       834,452       $8,344,482
Reinvestment of distributions                                          --               --
Less shares repurchased                                                --               --
------------------------------------------------------------------------------------------
      Net increase                                                834,452       $8,344,482
==========================================================================================
Class Y*
Shares sold                                                       833,333       $8,333,333
Reinvestment of distributions                                          --               --
Less shares repurchased                                                --               --
------------------------------------------------------------------------------------------
      Net increase                                                833,333       $8,333,333
==========================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

Financial Highlights

-----------------------------------------------------------------------------------------------------
                                                                                         12/31/13 (a)
                                                                                         to 2/28/14
                                                                                         (unaudited)
-----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                     $10.00
-----------------------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment loss                                                                    $(0.03)
  Net realized and unrealized gain on investments                                          0.03
-----------------------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                                    $   --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $   --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $10.00
=====================================================================================================
Total return*                                                                              0.00%
Ratio of net expenses to average net assets                                                1.70%**
Ratio of net investment loss to average net assets                                        (1.60)%**
Portfolio turnover rate                                                                     248%**
Net assets, end of period (in thousands)                                                 $8,387
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                           2.05%**
  Net investment loss                                                                     (1.95)%**
=====================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class A shares were first publicly offered on December 31, 2013.

   The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 31

------------------------------------------------------------------------------------------------------
                                                                                         12/31/13 (a)
                                                                                         to 2/28/14
                                                                                         (unaudited)
------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                     $ 10.00
------------------------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment loss                                                                    $ (0.04)
  Net realized and unrealized gain on investments                                           0.03
------------------------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                                    $ (0.01)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $ (0.01)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $  9.99
======================================================================================================
Total return*                                                                              (0.10)%
Ratio of net expenses to average net assets                                                 2.45%**
Ratio of net investment income to average net assets                                       (2.35)%**
Portfolio turnover rate                                                                      248%**
Net assets, end of period (in thousands)                                                 $ 8,340
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                            2.80%**
  Net investment loss                                                                      (2.70)%**
======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Class C shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------------------------
                                                                                         12/31/13 (a)
                                                                                         to 2/28/14
                                                                                         (unaudited)
------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                     $ 10.00
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                                                    $ (0.02)
  Net realized and unrealized gain on investments                                           0.03
------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                    $  0.01
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $  0.01
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $ 10.01
======================================================================================================
Total return*                                                                               0.10%
Ratio of net expenses to average net assets                                                 1.45%**
Ratio of net investment loss to average net assets                                         (1.35)%**
Portfolio turnover rate                                                                      248%**
Net assets, end of period (in thousands)                                                 $ 8,342
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                            1.80%**
  Net investment loss                                                                      (1.70)%**
======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Class Y shares were first publicly offered on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 33

Notes to Financial Statements | 2/28/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Long Short Opportunistic Credit Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 31, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

34 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 35

   Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

   At February 28, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Futures Contracts

   The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

36 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

   All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2014 was $139,635. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves to varying degrees, element of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contacts open during the period ended February 28, 2014 was $4,618,482.

   At February 28, 2014, open futures contracts were as follows:

    ----------------------------------------------------------------------------------------
                          Number of                                         Unrealized
                          Contracts         Settlement                      Appreciation/
    Type                  Long/(Short)      Month           Value           (Depreciation)
    ----------------------------------------------------------------------------------------
    F/C 90 Day Euro Future (26)             12/16           $(6,370,325)    $  (5,363)
    U.S. 5 Year Note       (11)             3/14             (1,329,969)       (3,000)
    F/C S&P 500            (14)             6/14             (1,295,420)       (8,540)
    ----------------------------------------------------------------------------------------
                                                                            $ (16,903)
    ========================================================================================

D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 37 shareowners. Therefore, no federal income tax provision is required. As of February 28, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended February 28, 2014.

G. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

38 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

H. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

   When the Fund enters into a credit default swap contract, the protection buyer, makes an up front payment to the protection seller in exchange for the rights to receive a contingent payment. An up front payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

   Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 39

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

   Open credit default swap contracts at February 28, 2014 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended February 28, 2014 was $8,086,928.

2. Management Agreement

   PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the average daily net assets of the Fund up to $1 billion. For the period ended February 28, 2014, the annualized management fee was equivalent to 1.15% of the Fund's average daily net assets.

   PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.70%, 2.45% and 1.45% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2015. Fees waived and expenses reimbursed during the period ended February 28, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

   In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,616 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

3. Transfer Agent

   PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

40 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

   In addition, the Fund reimburses PIMSS for out-of-pocket expense incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended February 28, 2014, there were no out-of-pocket expenses, transfer agent fees and out-of-pocket reimbursements payable.

4. Distribution Plan

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $572 in distribution fees payable to PFD at February 28, 2014.

   In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the period ended February 28, 2014, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

   At February 28, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the period ended February 28, 2014 was $10,802,255.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 41

Open forward foreign currency contracts at February 28, 2014 were as follows:

-------------------------------------------------------------------------------------------------
                     Net                                                          Net Unrealized
                     Contracts to     In Exchange   Settlement                    Appreciation
Currency             Deliver          For           Date         Value            (Depreciation)
-------------------------------------------------------------------------------------------------
BRL (Brazilian Real) $    (1,948,068) $ (834,862)   3/6/14       $ (830,606)      $ 4,256
BRL (Brazilian Real)       1,948,068     805,792    3/6/14          830,606        24,814
GBP (British
  Pound Sterling)           (220,988)   (359,582)   3/6/14          (370,337)      (10,755)
GBP (British
  Pound Sterling)           (240,984)   (396,834)   5/6/14          (403,656)       (6,822)
GBP (British
  Pound Sterling)           (104,395)   (174,102)   3/6/14          (174,948)         (846)
CAD (Canadian
  Dollar)                   (381,086)   (345,352)   3/6/14          (344,344)        1,008
CLP (Chilean Peso)      (287,939,063)   (516,157)   3/6/14          (514,932)        1,225
CZK (Czech Koruna)        (9,742,819)   (479,265)   3/6/14          (492,766)      (13,501)
CZK (Czech Koruna)        (4,734,056)   (238,173)   3/6/14          (239,436)       (1,263)
EUR (European Euro)         (880,567) (1,189,825)   5/5/14        (1,216,881)      (27,056)
EUR (European Euro)         (531,668)   (720,248)   3/6/14          (734,738)      (14,490)
HUF (Hungarian
  Forint)                (78,324,810)   (344,917)   3/6/14          (349,587)       (4,670)
INR (Indian Fupee)        39,509,986     630,720    3/6/14           639,475         8,755
MXN (Mexican Peso)         2,304,271     174,108    3/6/14           173,591          (517)
MXN (Mexican Peso)         4,745,943     354,351    3/6/14           357,533         3,182
NGN (Nigerian Naira)      20,771,652     124,010    3/18/14          125,190         1,180
TWD (New Taiwan
  Dollar)                (10,867,530)   (358,546)   3/6/14          (358,681)         (135)
NZD (New Zealand
  Dollar)                  1,087,529     896,085    3/6/14          912,584         16,499
NOK (Norwegian
  Krone)                     379,322      62,723    3/6/14               63,265        542
NOK (Norwegian
  Krone)                     745,244     119,150    3/6/14          124,296          5,146
IDR (Indonesian
  Rupiah)              3,370,523,847     281,786    3/6/14          290,240          8,454
RUB (Russian Ruble)        9,104,175     258,541    3/6/14          252,796         (5,745)
SGD (Singapore
  Dollar)                   (459,839)   (362,645)   3/6/14          (362,735)          (90)
SGD (Singapore
  Dollar)                   (219,680)   (174,282)   3/6/14          (173,290)          992
KRW (South
  Korea Won)             194,903,280     181,372    3/6/14           182,736         1,364
SEK (Swedish Krona)        1,190,293     182,793    3/6/14           185,911         3,118
CHF (Swiss Franc)           (327,721)   (363,684)   3/6/14          (373,030)       (9,346)
CHF (Swiss Franc)           (166,635)   (187,604)   3/6/14          (189,673)       (2,069)
TRY (Turkish Lira)          (263,548)   (116,663)   3/6/14          (119,336)       (2,673)
TRY (Turkish Lira)          (136,101)    (62,196)   3/6/14           (61,627)          569
JPY (Japanese Yen)       (94,922,725)   (936,779)   3/6/14          (932,589)        4,190
PLN (New
  Polish Zloty)            1,117,080     363,192    3/6/14          370,695          7,503
-------------------------------------------------------------------------------------------------
Total                                                                             $ (7,181)
-------------------------------------------------------------------------------------------------

42 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended February 28, 2014, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended February 28, 2014, the Fund had no borrowings under the credit facility.

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2014.

----------------------------------------------------------------------------------------
Assets:
                                          Net
                            Gross         Amounts            Gross Amounts
                            Amounts       of Assets           Not Offset in
                            Offset        Presented        the Statement of
                            in the        in the         Assets and Liabilities
                Gross       Statement     Statement     ------------------------
                Amounts of  of Assets     of Assets                  Cash
                Recognized  and           and           Financial    Collateral  Net
Description     Assets      Liabilities   Liabilities   Instruments  Received    Amount
----------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts      $ 92,797    $ (92,797)    $    --       $    --      $     --   $    --
Futures
 contracts      $     --    $      --     $    --       $    --      $     --   $    --
Credit default
 swaps          $ 58,470    $ (44,444)    $14,026       $    --      $     --   $14,026
----------------------------------------------------------------------------------------
                $151,267    $(137,241)    $14,026       $    --      $     --   $14,026
========================================================================================

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 43

-----------------------------------------------------------------------------------------------------
Liabilities:
                                                Net
                                 Gross          Amounts of          Gross Amounts
                                 Amounts        Liabilities          Not Offset in
                                 Offset         Presented         the Statement of
                                 in the         in the          Assets and Liabilities
                   Gross         Statement      Statement       -----------------------
                   Amounts of    of Assets      of Assets                    Cash
                   Recognized    and            and            Financial     Collateral   Net
Description        Liabilities   Liabilities    Liabilities    Instruments   Pledged      Amount
----------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts         $ 99,978      $ (92,797)     $ 7,181        $      --     $       --   $ 7,181
Futures
 contracts         $ 16,903      $      --      $16,903        $      --     $       --   $16,903
Credit default
swaps              $ 44,444      $ (44,444)     $    --        $      --     $       --   $    --
----------------------------------------------------------------------------------------------------
                   $161,325      $(137,241)     $24,084        $      --     $       --   $24,084
====================================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February, 28, 2014 were as follows:

----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                 Asset Derivatives 2014             Liabilities Derivatives 2014
Hedging Instruments              ---------------------------        --------------------------------
Under Accounting                 Statement of Assets                Statement of Assets
Standards Codification           and Liabilities                    and Liabilities
(ASC) 815                        Location              Value        Location                Value
----------------------------------------------------------------------------------------------------
Forward foreign                  Net unrealized                     Net unrealized
 currency contracts              appreciation on                    depreciation on
                                 forward foreign                    forward foreign
                                 currency contracts   $    --       currency contracts     $ 7,181
Credit default swaps             Net unrealized                     Net unrealized
                                 appreciation on                    depreciation on
                                 credit default                     credit default
                                 swaps                $14,026       swaps                  $    --
Futures contracts*               Net unrealized                     Net unrealized
                                 appreciation on                    depreciation on
                                 futures contracts    $    --       futures contracts      $16,903
----------------------------------------------------------------------------------------------------
    Total                                             $14,026                              $24,084
====================================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H).

44 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2014 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                               Change in
 Derivatives Not                                                 Realized      Unrealized
 Accounted for as                                                Gain or       Appreciation or
 Hedging Instruments                                             (Loss) on     (Depreciation)
 Under Accounting          Location of Gain or (Loss)            Derivatives   on Derivatives
 Standards Codification    on Derivatives Recognized             Recognized    Recognized
 (ASC) 815                 in Income                             in Income     in Income
-----------------------------------------------------------------------------------------------------
 Forward foreign           Net realized gain (loss) on forward
  currency contracts       foreign currency contracts and other
                           assets and liabilities denominated
                           in foreign currencies                  $(1,467)
 Forward foreign           Change in unrealized appreciation
  currency contracts       (depreciation) on forward foreign
                           currency contracts and other assets
                           and liabilities denominated in
                           foreign currencies                                  $ (6,626)
 Futures contracts         Net realized gain (loss) on
                           futures contracts                      $  (288)
 Futures contracts         Change in net unrealized appreciation
                           (depreciation) on futures contracts                 $(16,903)
 Credit default swaps      Net realized gain (loss) on
                           credit default swaps                   $(8,121)
 Credit default swaps      Change in net unrealized appreciation
                           (depreciation) on credit default swaps              $ 14,026

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 45

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Long/Short Opportunistic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees did not consider the Fund's performance in approving the investment advisory agreement because the Fund was newly-offered and did not have a performance history.

Management Fee and Expenses

The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Non-Traditional Bond category. The Trustees considered that the Fund's proposed management fee would rank in the fifth quintile of the peer group, and just over the median management fee of a subset of the peer group

46 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 consisting of funds that pursue an investment approach similar to the Fund's investment approach. The Trustees considered factors distinguishing the Fund from the funds in the peer group. The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank in the fifth quintile of the peer group, and in the third quintile of the subset of the peer group that pursue an investment approach similar to the Fund's investment approach. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability

The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 47

Trustees, Officers and Service Providers

Trustees                                        Officers
Thomas J. Perna, Chairman                       Daniel K. Kingsbury, President*
David R. Bock                                   Mark D. Goodwin, Executive
Benjamin M. Friedman                               Vice President
Margaret B.W. Graham                            Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                             Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

48 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

                           This page for your notes.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 49

                           This page for your notes.

50 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

                           This page for your notes.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14 51

                           This page for your notes.

52 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 27687-00-0414

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 27, 2014

* Print the name and title of each signing officer under his or her signature.